                                                                    EXHIBIT 10.2

                           ASSET PURCHASE AGREEMENT
                           ------------------------


     This ASSET PURCHASE AGREEMENT ("Agreement") is entered into as of December 14, 1994 (the "Execution Date"), by and between PHONEPRINT, INC., a Delaware corporation ("Buyer"), ESL INCORPORATED, a California corporation ("Seller") and TRW INC., an Ohio corporation ("TRW"), with reference to the following facts:

     WHEREAS, Seller has established a business unit known as "PhonePrint" (the "Business Unit") that has engaged in research, development and other activities relating to wireless communications fraud detection ("Business").

     WHEREAS, Buyer desires to purchase from Seller and Seller desires to sell to Buyer, on the terms and subject to the conditions of this Agreement, all of such rights, interests and property relating to the Business.

     WHEREAS, in connection with the sale of the Business, Seller desires to license to Buyer certain technology within a defined field described in the License and Technical Assistance Agreement attached hereto as Exhibit B.
                                                              ---------

     WHEREAS, TRW is the parent company of Seller, and is interested in and benefits from the transactions described in this Agreement.

     NOW, THEREFORE, in consideration of the foregoing premises and the representations, warranties, covenants and agreements contained below, the parties agree as follows:


                                   ARTICLE 1
                                   ---------

                          PURCHASE AND SALE OF ASSETS

          PURCHASE AND SALE.   On the Closing Date (as defined in Article 7
          -----------------
below), Seller agrees to sell, transfer, assign and deliver to Buyer and Buyer agrees to purchase, accept and acquire from Seller, all of Seller's right, title and interest in and to the assets (the "Assets") of Seller described in Exhibit
                                                                        -------
A attached hereto and incorporated herein by this reference.  On the Closing
-
Date, in addition to any other documents required hereunder, Seller shall execute and deliver to Buyer: (i) the License and Technical Assistance Agreement in the form attached hereto as Exhibit B ("License Agreement"); (ii)
                                         ---------
the Assignment and Assumption Agreement in the form attached hereto as Exhibit C
                                                                       ---------
("Assignment of Lease"); (iii) the Assignment of Development and License Agreement in
the form attached hereto as Exhibit D ("AirTouch Assignment"); (iv) the Patent
                            ---------
Application Assignment in the form attached hereto as Exhibit E ("Patent
                                                      ---------
Assignment") (which shall also be properly notarized); (v) the Assignment of U.S. Intent-To-Use Trademark Application in the form attached hereto as Exhibit
                                                                        -------
F ("Trademark Assignment") (which shall also be properly notarized); (vi) the
-
Purchase Order and Supply Contract Assignment in the form attached as Exhibit G
                                                                      ---------
("Order and Contract Assignment"); (vii) the General Conveyance, Bill Of Sale And Assignment in the form attached hereto as Exhibit H ("General Conveyance");
                                              ---------
(vii) the Non-Competition Agreement in the form attached hereto as Exhibit I
                                                                   ---------
("Non-Competition Agreement"); (viii) the Pledge Agreement in the form attached hereto as Exhibit J ("Pledge Agreement"); and (ix) the Cooperation Agreement in
          ---------
the form attached hereto as Exhibit K ("Cooperation Agreement").  In addition,
                            ---------
on the Closing Date, Seller shall simultaneously take all additional steps and execute all additional documents and instruments as may be reasonably necessary to put Buyer in possession and complete operating control of the Assets and to transfer all of Seller's right, title and interest in and to the Assets to Buyer. Seller agrees that for a period of thirty (30) days following the Closing Date Buyer shall also have the right (but no obligation) to contact and hire any employees of Seller who work in or whose duties relate to the Business Unit. The documents and instruments that Seller is required to deliver to Buyer under this
Section 1.1 shall be the "Conveyance Documents."

     1.1  PURCHASE PRICE.  The purchase price to be paid by Buyer to Seller for
          --------------
the sale, transfer, assignment and delivery of the Assets shall be Nine Million Two Hundred Forty Thousand Dollars ($9,240,000), payable as follows:

          (a) $6,240,000 at the Closing (the "Cash Payment") by certified or cashier's check or by wire transfer; and

          (b) $3,000,000 in the form of a promissory note ("Buyer Note") in the form attached hereto as Exhibit L.
                        ---------

     1.2  ALLOCATION OF PURCHASE PRICE AMONG CERTAIN ASSETS.  Buyer, Seller and
          -------------------------------------------------
TRW agree:  (i) the value of the inventory being sold to Buyer is $6,391,848;
(ii) the value of the equipment being sold to Buyer, as set forth in Schedule 8 of the disclosure schedule attached hereto as Exhibit M (the "Disclosure
                                              ---------
Schedule"), is $712,465; (iii) the value of the trade secrets, licenses, patents, copyrights, trademarks and other agreements being sold to Buyer is $2,135,000; and (iv) the value of all paper and storage media (including, but not limited to computer storage and computer disks) being sold to Buyer is two hundred percent (200%) of the fair market value of the paper and storage media.

     1.3  NO LIABILITIES ASSUMED.  Except for the "Assumed Obligations" (defined
          ----------------------
below), Buyer shall not assume and shall under no circumstances be responsible for, and Seller and TRW shall retain and be responsible for, any liabilities or obligations of Seller related to the Assets or the employees of Seller or TRW whatsoever, regardless of amount, character or description, or whether accrued, contingent, determined, undetermined or otherwise, including (without limitation) any obligation or liability whatsoever arising from the conduct of Seller's or TRW's business at any time. The "Assumed Obligations" shall consist solely of the obligations expressly assumed by Buyer pursuant to the AirTouch Assignment, the Lease Assignment and the Order and Contract Assignment.

                                   ARTICLE 2
                                   ---------

                         REPRESENTATIONS AND WARRANTIES
                               OF SELLER AND TRW

     For purposes of this Article 2, "Knowledge," "Known" or similar terms mean the knowledge of the officers and directors of TRW and ESL, and any employees of TRW or ESL who have knowledge of or responsibility for the subject matter of the applicable representation and warranty. Except as set forth in the Disclosure Schedule referencing the specific section of this Article 2 (the "Disclosure Schedule"), the Seller and TRW hereby represent and warrant to Buyer as follows:

     2.1  CORPORATE ORGANIZATION AND CAPITALIZATION.  Seller is a corporation
          -----------------------------------------
duly organized, validly existing and in good standing under the laws of the State of California.

     2.2  AUTHORIZATION.  The execution, delivery and performance by Seller and
          -------------
TRW of this Agreement, and all documents and instruments contemplated hereby, referenced herein or executed in connection herewith (collectively, the "Related Documents"), and the consummation by Seller of the transactions contemplated hereby and therein, have been duly authorized and approved by all necessary corporate proceedings of Seller and TRW. This Agreement and each of the Related Documents have been duly executed and delivered by Seller (and TRW, where applicable), and each constitutes a legal, valid and binding agreement of Seller (and TRW, where applicable), enforceable against Seller (and TRW, where applicable) in accordance with their respective terms, except as limited by bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors' rights.

     2.3  TITLE; CONDITION OF ASSETS.  Except as otherwise provided for in
          --------------------------
Paragraph 2.12, Seller has good and marketable title to all of the Assets, free and clear of all mortgages, liens (tax or otherwise), pledges, charges, leases, encumbrances, claims or restrictions of any kind or character. The Assets conform and comply with all applicable laws, regulations and ordinances and other than those Assets constituting inventory, and to Seller's and TRW's knowledge without having conducted an independent review, the Assets are in good condition with no material defects, excepting normal wear and tear.

With respect to the inventory, at the time of the Closing the components parts of such inventory are in good condition with no material defects, excepting normal wear and tear.

     2.4  NO VIOLATION.  The execution, delivery and performance of this
          ------------
Agreement and the Related Documents by Seller (and TRW, where applicable) will not (with notice and/or the lapse of time) result in a breach or violation of, or constitute a material default under, Seller's or TRW's Articles of Incorporation, Bylaws or any material agreement to which Seller or TRW is a party or by which Seller or TRW is bound, and will not, to the best of Seller's and TRW's Knowledge, be in violation of any statute, judgment, order, rule or regulation in effect at the Closing Date of any court or federal, state or other regulatory authority or governmental body having jurisdiction over Seller, TRW or the Assets. Neither Seller nor TRW is a party to, subject to or bound by any agreement or judgment, order, writ, injunction or decree of any court or federal, state or other regulatory or governmental body that prevents or impairs the consummation of the transactions contemplated by this Agreement or the Related Documents or the rights of the Buyer hereunder and thereunder.

     2.5  GOVERNMENTAL AUTHORITIES.  Neither Seller nor TRW is required to
          ------------------------
submit any notice, report or other filing to any governmental or regulatory authority, nor is any consent, approval or authorization of any governmental or regulatory authority required to be obtained in connection with the consummation of the transactions contemplated hereby or in the Related Documents.

     2.6  LIABILITIES.   The Assets are not subject to any liability or
          -----------
obligation of whatever nature (other than the Assumed Obligations as defined in Section 1.4), whether absolute, accrued, contingent or otherwise. Seller, TRW and their respective officers, employees or agents have not employed any broker or finder or incurred any liability for any brokerage fees, commissions or finders' fees in connection with the transactions contemplated hereby or the Related Documents, except for a fee owing to Needham & Company pursuant to a separate agreement between TRW and Needham & Company.

     2.7  ASSETS; ACCOUNTS RECEIVABLE; PURCHASE ORDERS.   The Assets include all
          --------------------------------------------
intellectual property, inventory and all other property in which Seller or TRW has any right, title or interest with respect to the Business Unit except for the shared pool equipment described in Paragraph 2.7 of the Disclosure Schedule and the software subject to an ESL site license that is not transferrable as described in Schedule 2 of the Disclosure Schedule. The Assets include all the assets necessary to operate the Business Unit in the same manner as the Business Unit was operated by Seller or TRW prior to the Closing. There are no notes or accounts receivable relating to the Business Unit as of the Closing. All purchase orders relating to orders received by the Seller and all supply contracts relating to purchase obligations created by the Business Unit are listed in Paragraph 2.7 of the Disclosure Schedule, and have arisen only from bona fide transactions in the ordinary course of Seller's business, are valid contracts, and are being assigned to Buyer pursuant to the Order and Contract Assignment. All inventory and equipment, relating to the Business Unit as of the Execution Date are Seller's property and have been acquired or arisen in the ordinary course of business, have not been pledged as collateral, are not held by Seller on consignment from others and are being conveyed to Buyer pursuant to the General Assignment. All inventory and equipment relating to the Business Unit are listed in Schedule 2.7 of the Disclosure Schedule. Except as set forth in the Disclosure Schedule, Seller has provided no warranties or guarantees relating to any of the products of the Business Unit, and Buyer is not assuming and will not have any liabilities pursuant to such warranties.

     2.8  LITIGATION.  To the Knowledge of Seller and TRW, there are no claims,
          ----------
actions, litigation, suits, proceedings or investigations pending or threatened against or affecting any of the Assets, the business and activities conducted by the Business Unit or the consummation of the transactions contemplated hereby or the Related Documents, at law or in equity or before or by any governmental or regulatory authority, agency or instrumentality or before any arbitrator of any kind, and there is no valid basis for any such claim, action, litigation, suit, proceeding or investigation. To the Knowledge of Seller and TRW, no governmental or regulatory authority, agency or instrumentality has at any time challenged or questioned the legal right of Seller or TRW to sell any products and services of the Business Unit or relating to the Assets. The Disclosure Schedule contains a list and brief description of all claims, actions, litigation, suits, proceedings or investigations relating to the Assets or the Business Unit which resulted in a judgment, settlement, compromise, release, payment or award of any nature. No governmental or regulatory authority, agency or instrumentality has at any time challenged or questioned the legal right of Seller or TRW to sell any products or services of the Business Unit or relating to the Assets.

     2.9  CONTRACTS.  A true copy of each agreement, instrument, commitment,
          ---------
contract or other obligation of any type to which Seller or TRW is a party or is bound relating in any way to the Assets or the Business or activities conducted by the Business Unit, or to which the Assets are subject (collectively, the "Relevant Contracts") has been provided to Buyer's counsel prior to Closing and an accurate listing of same has been set forth in the Disclosure Schedule. All Relevant Contracts are in full force and effect and are valid, binding and enforceable in accordance with their respective terms; all parties to such Relevant Contracts have complied with the provisions thereof; no such party is in default under any of the terms thereof and no event has occurred that (with the passage of time and/or the giving of notice) would constitute a default by any party under any provision thereof. The Assets are not subject to any agreement, contract, commitment or instrument maintained by Seller or TRW, or other obligation, whether written or oral and of whatever nature that will be enforceable against the Assets. From and after the Closing, other than the Assumed Obligations, no agreement, contract, commitment, instrument or other obligation made by Seller or TRW prior to the Closing, whether written or oral and of whatever nature, will be enforceable against Buyer. No consent, approval or authorization of any third party on the part of Seller or TRW is required in connection with the consummation of the transactions contemplated hereunder. Buyer will be entitled to the full benefits after the Closing under the agreement ("AirTouch Agreement") being assigned under the Airtouch Assignment without the consent of or notice to any third party and the transactions contemplated hereby and in the Related Documents will not create any termination rights in favor of any party to the AirTouch Agreement or otherwise change the material rights and obligations of the parties thereunder.

     2.10 COMPLIANCE WITH LAW.  Seller and TRW are, in connection with the
          -------------------
Business and activities conducted by the Business Unit and the ownership and use of the Assets, in compliance with all applicable foreign, federal, state or local laws, statutes, rules, regulations, ordinances, codes, orders, licenses, franchises, permits, authorizations and concessions (collectively, "Regulations").

     2.11 LICENSES, PERMITS AND AUTHORIZATIONS.  The Disclosure Schedule
          ------------------------------------
contains a list of all approvals, authorizations, consents, licenses, franchises, orders and other permits of, and filings with, any governmental authority, whether foreign, federal, state or local ("Permits"), which are required in connection with the ownership, handling, use , sale or possession of the Assets, the noncompliance with which would have a material adverse effect on Buyer or the Assets.

     2.12 INTANGIBLE PROPERTY RIGHTS.  Seller owns and possesses all the
          --------------------------
patents, patent applications, inventions, Trade Secrets (as defined in the License Agreement), licenses, trade names, trademarks, service marks, brandmarks, copyrights or registrations or applications therefor, franchises and other assets of like kind (such assets and rights herein called "Rights"), necessary for the ownership and development of the Assets that consist of Rights and the conduct of the Business Unit as presently conducted, and such Rights will not be adversely affected by the transactions contemplated hereby and in the Related Documents; and, to the Knowledge of Seller and TRW, such Rights are not being infringed or violated by any other person or entity. All Assets that consist of Rights, are, and upon the consummation of the transactions contemplated by this Agreement and the Related Documents will be, vested in Buyer, pursuant to the terms of this Agreement and the License Agreement, free of any equities, claims, liens, encumbrances or restrictions of whatever nature and Seller and TRW have not granted any license or right thereto to others. Neither the Assets that consist of Rights employed by Seller or TRW in connection with the Business Unit infringes upon: (i) other than patents, any Rights, proprietary rights or intellectual property of any other person, firm, corporation or other entity; or (ii) any patent of any other person, firm, corporation or other entity issued on or prior to July 11, 1994. The documents reflecting the Assets that consist of Rights are current and accurate and sufficient in detail and content to identify the Rights and permit the full and proper use by Buyer, and have been provided to

Buyer. Any employee or other person who, either alone or in concert with others, developed, invented, discovered, derived, programmed or designed any of the Assets that consist of Rights, or who has Knowledge of or access to information relating to it, has been put on notice that such Rights are proprietary to Seller and are not to be divulged or misused and has executed a form of proprietary information and inventions agreement provided to and approved by Buyer. The Assets that consist of Rights are presently valid and protectable, and not part of the public Knowledge or literature, nor have they been used, divulged, or appropriated for the benefit of any past or present employees or other persons.

     2.13 TAX MATTERS.  All taxes, including without limitation income,
          -----------
property, sales, use, franchise, added value, imposed by the United States or by any foreign country or by any state, municipality, subdivision or instrumentality of the United States or of any foreign country, or by any other taxing authority, which are due or payable by Seller or TRW in connection with the Assets, and all interest and penalties thereon, whether disputed or not, have been or will be paid in full; all tax returns required to be filed in connection therewith have been or will be accurately prepared and duly and timely filed or will be so filed after the Closing Date if due thereafter; and all deposits required by law to be made by Seller or TRW have been or will be duly made. Nothing in this Section 2.13 shall be construed as limiting Seller's or TRW's right to dispute taxes levied upon it.

     2.14 ENVIRONMENTAL AND SAFETY MATTERS.  Seller's and TRW's operation of the
          --------------------------------
Business Unit have been in material compliance with, and Seller and TRW have complied in all material respect with all, and are not in violation of any, applicable United States federal, state and local laws, ordinances, regulations and orders relating to environmental matters (collectively, "Environmental Laws"), including, but not limited to, matters related to air pollution, water pollution, on-site or off-site hazardous substance handling, discharge, disposal or recovery, toxic or hazardous substances or materials, asbestos, PCBs, employee safety, and transportation or shipping safety, and, no notice of violation of any such statutes, laws, ordinances, regulations and orders with respect thereto have been received by Seller or TRW, nor, to the Knowledge of Seller or TRW, is any such notice threatened. Seller and TRW have obtained all material environmental permits, temporary and otherwise, required for the lawful operation of the Business Unit, and all such permits are in full force and effect and Seller and TRW have not received notice that any such permits will be revoked, lapsed or otherwise subject to modification, nor to the Knowledge of Seller or TRW is any such notice of violation, lapse or modification threatened.

     2.15 CUSTOMERS AND SUPPLIERS.  There are no current customers or clients of
          -----------------------
Seller and TRW in connection with the Business Unit. Section 2.15 of the Disclosure Schedule sets forth a list of all suppliers of Seller with respect to the Business conducted by the Business Unit.

     2.16  DISCLOSURE; NO MISSTATEMENTS.  Neither this Agreement nor the Related
           ----------------------------
Documents, nor any other document, certificate or written statement referenced in this Agreement or the Related Agreements or prepared or furnished by Seller or TRW or their respective representatives and furnished to Buyer or Buyer's representatives on or after November 1, 1994, in connection herewith or therewith, contain any untrue statement of material fact or omits to state a material fact necessary in order to make the statements contained herein and therein not misleading as of the date hereof or thereof. Seller and TRW, have disclosed to Buyer all Known material facts relating to the Assets or the Business or activities conducted by the Business Unit using the trade Secrets licensed under the License Agreement. There is no fact Known to Seller or TRW that materially and adversely affects the value of the Assets or the Business Unit which has not been set forth in this Agreement.

     2.17  BUSINESS UNIT. Within Seller, the Business Unit is the exclusive unit
           -------------
that conducts activities relating to the Business, and no material activities within Seller are conducted with respect to the Business outside of the Business Unit except for continued research and development activities provided that such research and development activities do not violate the terms of this Agreement or the Related Documents. Within TRW or any direct or indirect wholly-owned subsidiary of TRW, no material activities are conducted with respect to radio fingerprinting using the Trade Secrets licensed under the License Agreement.

     2.18  SURVIVAL OF REPRESENTATIONS AND WARRANTIES.  Subject to the terms of
           ------------------------------------------
Article 6.4, all of Seller's and TRW's warranties and representations herein shall survive the Closing.


                                   ARTICLE 3
                                   ---------

                    REPRESENTATIONS AND WARRANTIES OF BUYER

     Buyer hereby represents and warrants to the Seller as follows:

     3.1   ORGANIZATION; AUTHORITY.  Buyer is a corporation duly organized,
           -----------------------
validly existing and in good standing under the laws of the State of Delaware, and has all requisite power and authority to enter into this Agreement and perform its obligations hereunder.

     3.2   AUTHORITY RELATIVE TO AGREEMENT.  The execution, delivery and
           -------------------------------
performance of this Agreement and the Related Agreements by Buyer and the consummation of the transactions contemplated hereby and therein, have been duly and validly authorized by all necessary corporate action of Buyer. This Agreement and the Related Agreements have been duly executed and delivered and constitute the legal, valid and binding obligations of Buyer, each enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency, or other laws of general application relating to the enforcement of creditor's rights.

     3.3  NO CONFLICT WITH OTHER INSTRUMENTS OR AGREEMENTS.  The execution,
          ------------------------------------------------
delivery and performance of this Agreement or the Related Agreements by Buyer will not result in a material breach or violation of, or constitute a material default under, Buyer's Articles of Incorporation, Bylaws or any agreement to which Buyer is a party or by which Buyer is bound or to which any of Buyer's property is subject and, to the best of Buyer's Knowledge, will not be in violation of any statute, judgment, order, rule or regulation in effect at the date hereof of any court or federal, state or other regulatory authority or governmental body having jurisdiction over Buyer.

     3.4  SURVIVAL OF REPRESENTATIONS AND WARRANTIES.  Subject to Article 6.4,
          ------------------------------------------
all Buyer's warranties and representations herein shall survive the Closing.

     3.5  BUYER'S DUE DILIGENCE.  Buyer has conducted a due diligence review of
          ---------------------
the Business Unit. On the basis thereof and to the best of Buyer's Knowledge, no condition exists that would make Seller's representations materially untrue.

                                   ARTICLE 4
                                   ---------

                CONDITIONS PRECEDENT TO THE OBLIGATIONS OF BUYER

     Each and every obligation of Buyer under this Agreement to be performed on or before the Closing Date shall be subject to the satisfaction, on or before the Closing Date, of the following conditions precedent, except to the extent that Buyer shall have waived such satisfaction in writing:

     4.1  PERFORMANCE.  Seller shall have performed and complied with all
          -----------
agreements, covenants and conditions required by this Agreement to be performed and complied with by Seller on or before the Closing Date.

     4.2  CONVEYANCE DOCUMENTS.   Seller (and TRW, where appropriate) shall have
          --------------------
executed and delivered to Buyer all of the Conveyance Documents, in the form attached hereto (or, if there is no attached form, then in form and substance acceptable to Buyer).

     4.3  INVESTOR SERIES A PREFERRED STOCK PURCHASE AGREEMENT.  Buyer and
          ----------------------------------------------------
certain investors shall have entered into and closed either prior to or contemporaneously with the Closing hereunder, the Series A Preferred Stock Purchase Agreement in form and substance acceptable to Buyer.

     4.4  SELLER SERIES A PREFERRED STOCK PURCHASE AGREEMENT.  Buyer and Seller
          --------------------------------------------------
shall have entered into a Series A Preferred Stock Purchase Agreement in form and substance acceptable to Buyer, pursuant to which Seller is obligated to purchase 2,019,850 shares of Buyer's Series A Preferred Stock for a purchase price of $4,039,700.

     4.5  AMENDMENT TO LEASE AGREEMENT.  Seller and the landlord ("Landlord") of
          ----------------------------
the facility currently occupied by the Business Unit shall have entered into Amendment 3 of the existing lease ("Lease") that establishes a February 15, 1995 expiration date for the lease agreement.

     4.6  CONSENT AND ESTOPPEL CERTIFICATES.  Buyer shall have received consent
          ---------------------------------
and estoppel certificates, in form and substance acceptable to Buyer, from AirTouch Communications (with respect to the agreement being assigned to Buyer pursuant to the AirTouch Assignment) and from the Landlord (with respect to the Lease).

     4.7  OPINION OF SELLER'S COUNSEL.  Buyer shall receive an opinion of the
          ---------------------------
Seller's counsel, dated the Closing Date, in form and substance satisfactory to Buyer and its counsel.

     4.8  GOVERNMENTAL APPROVALS.  As of the Closing, all authorizations,
          ----------------------
approvals or permits of or filings with any governmental authority that are required by law prior to and in connection with the transfer of the Assets or the transactions contemplated by this Agreement or the Related Documents shall have been duly obtained or made and shall be effective as of the Closing.

     4.9  CLOSING CERTIFICATE.  Buyer shall have received a certificate of the
          -------------------
President or the Secretary of the Seller dated as of the Closing Date and certifying to the fulfillment of the foregoing conditions and the absence of any material adverse change, in form and substance acceptable to Buyer and its counsel ("Closing Certificate").


                                   ARTICLE 5
                                   ---------

                          CONDITIONS PRECEDENT TO THE
                             OBLIGATIONS OF SELLER

     Each and every obligation of Seller under this Agreement to be performed on or before the Closing Date shall be subject to the satisfaction, on or before the Closing Date, of each of the following conditions precedent, except to the extent that the Seller shall have waived in writing such satisfaction.

     5.1  PERFORMANCE.  Buyer shall have performed and complied with all
          -----------
agreements, covenants and conditions required by this Agreement to be performed and complied with by Buyer on or before the Closing Date.

     5.2  CASH PAYMENT AND BUYER NOTE.  Buyer shall at the Closing pay to Seller
          ---------------------------
the Cash Payment and deliver to Seller the Buyer Note.

     5.4  PLEDGE AGREEMENT.  Seller and Buyer shall have entered into the Pledge
          ----------------
Agreement in the form attached hereto as Exhibit J.
                                         ---------

     5.5  CONVEYANCE DOCUMENTS.  Buyer shall have executed and delivered to
          --------------------
Seller all Conveyance Documents required by their terms to be executed by Buyer, in the form attached hereto.


                                   ARTICLE 6
                                   ---------

                                INDEMNIFICATION

     6.1  GRANT OF INDEMNITY.
          ------------------

          (a) INDEMNIFICATION BY SELLER.  As an inducement to Buyer to enter
              -------------------------
into this Agreement and the Related Documents, and acknowledging that Buyer is relying on the indemnification provided in this Section 6 in entering into this Agreement and the Related Documents, Seller and TRW agree to indemnify, defend and hold harmless Buyer and its employees, officers, directors, representatives, agents, successors and assigns (collectively, "Buyer Affiliates"), from and against any claims, losses, liability, obligations, lawsuits, judgments, settlements, governmental investigations, deficiencies, damages, costs or expenses of whatever nature, whether Known or unknown, accrued, absolute, contingent or otherwise including, without limitation, interest, penalties, attorneys' fees, costs of investigation and all amounts paid in defense or settlement of the foregoing, (collectively "Claims and Losses"), suffered or incurred by Buyer or Buyer Affiliates as a result of or in connection with the following: (i) any and all debts, liabilities and obligations of Seller or TRW or related to the Assets, whether Known or unknown, accrued, absolute, contingent or otherwise, arising out of or relating to the business and operations of the Business Unit or related to the Assets prior to or on the Closing Date or which arise after the Closing Date, to the extent such debts, liabilities and obligations are based upon or arise out of any act, transaction, circumstance, state of facts or other condition which occurred or existed on or before the Closing Date, whether or not then Known, accrued, due or payable;
(ii) a breach of any obligation, representation, warranty, covenant or agreement of Seller or TRW in this Agreement or any Related Document, or because any representation or warranty by Seller or TRW contained in this Agreement or any Related Document, in any document furnished or required to be furnished pursuant to this Agreement by Seller to Buyer or any of its representatives, or any documents furnished to Buyer in connection with the Closing hereunder, shall be false; (iii) except for matters covered under Buyer's indemnification in Section 6.1(b), any litigation, to the extent such litigation arises out of or is based upon events or operative facts occurring prior to or on the Closing Date, in connection with the Seller, TRW or the Assets, whether or not disclosed on the Disclosure Schedule, including, but not limited to, claims made by employees or former employees of Seller or TRW; (iv) any and all claims, including legal, administrative or creditor claims or actions, in connection with the Seller, TRW or the Assets or the transfer of Assets hereunder, to the extent any fact material to any such claim or cause of action pleaded or stated there occurred prior to or on the Closing Date; (v) any fee or payment due from Seller or TRW to Needham & Company, Inc. or any of its affiliates; (vi) as required by Section 8.3(a) of the License Agreement; and
(vii) costs and expenses (including reasonable attorneys' fees) incurred by Buyer in connection with any demand, action, suit, proceeding, demand, assessment or judgment incident to any of the foregoing (collectively, "Buyer's Damages").

          (b) INDEMNIFICATION BY BUYER.  As an inducement to Seller and TRW to
              ------------------------
enter into this Agreement and the Related Documents, and acknowledging that Seller and TRW are relying on the indemnification provided in this Section 6 in entering into this Agreement and the Related Documents, Buyer agrees to indemnify, defend and hold harmless Seller, and its respective affiliates, agents, successors and assigns (collectively, "Seller Affiliates"), from and against any Claims and Losses suffered or incurred by Seller or TRW as a result of or in connection with the following: (i) a breach of any obligation, representation, warranty, covenant or agreement of Buyer in this Agreement or any Related Document, or because any representation or warranty by Buyer contained in this Agreement or any Related Document, in any document furnished or required to be furnished pursuant to this Agreement by Buyer to Seller, or any of their representatives, or any documents furnished to Seller in connection with the Closing hereunder, shall be false; (ii) any and all liabilities of the Seller, to the extent such liabilities arise out of the conduct of business by Buyer after the Closing, including, but not limited to, liabilities arising from the sale of any product by Seller following the Closing Date, except for matters which are the subject of indemnification pursuant to Section 6.1(a); (iii) as required by Section 8.3(b) of the License Agreement; and (iv) costs and expenses (including reasonable attorneys' fees) incurred by Seller in connection with any action, suit, proceeding, demand, assessment or judgment incident to any of the foregoing (collectively, "Seller's Damages").

     6.2  REPRESENTATION, COOPERATION AND SETTLEMENT.
          ------------------------------------------

          (a) Each party agrees to give prompt notice to the other of any claim against the other which might give rise to a claim based on the indemnity contained in Sections 6.1 and 6.2, stating the nature and basis of the claim and the amount thereof.

          (b) In the event any claims, action, suit or proceeding is brought against a party (the "Indemnified Party") with respect to which the other party (the "Indemnifying Party") may have liability under the indemnity contained in Sections 6.1 and 6.2 hereof, the Indemnified Party shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting from such claim, provided that Buyer shall not be required to permit Seller to assume the defense of any third party claim which if not first paid, discharged, or otherwise complied with would result in a material interruption or cessation of the conduct of Buyer's business or any material part thereof or materially impair the value of the Assets. Failure by the Indemnifying Party to notify the Indemnified Party of its election to defend any such claim or action by a third party within thirty (30) days after notice thereof shall have been given by the Indemnified Party, shall be deemed a waiver of any such election. If the Indemnifying Party assumes the defense of such claim or litigation resulting therefrom, the obligations of the Indemnifying Party hereunder as to such claim shall include taking all steps reasonably necessary in the defense or settlement of such claim or litigation resulting therefrom, including the retention of competent counsel satisfactory to the Indemnified Party, and holding the Indemnified Party harmless from and against any and all damage resulting from, arising out of, or incurred with respect to any settlement approved by the Indemnifying Party or any judgment in connection with such claim or litigation resulting therefrom. The Indemnifying Party shall not, in the defense of such claim or litigation, consent to the entry of any judgment (other than a judgment of dismissal on the merits without costs) except with the written consent of the Indemnified Party nor enter into any settlement (except with the written consent of the Indemnified Party) which does not include as an unconditional term thereof the giving by the claimant or the plaintiff to the Indemnified Party a release from all liability in respect to such claim or litigation in form and substance acceptable to the Indemnified Party.

          (c) If the Indemnifying Party shall not assume the defense of any such claim by a third party or litigation resulting therefrom, the Indemnified Party may defend against such claim or litigation in such manner as it deems appropriate. The Indemnifying Party shall, in accordance with the provisions hereof, promptly reimburse the Indemnified Party for the amount of any settlement reasonably entered into by the Indemnified Party and for all damage incurred by the Indemnified Party in connection with the defense against or settlement of such claim or litigation.

     6.3  INTEREST.  In the case of payments to third parties (including
          --------
federal, state, local or other tax authorities) which are indemnifiable hereunder, the amount of the indemnifying party's liability under this Article 6 with respect thereto shall include interest on the amount of such payment from the effective date of the indemnified party's notice of such payment to the indemnifying party or the date on which such payment is made (whichever is later) through the date on which the indemnified party shall have been indemnified therefor, at a simple rate of interest equal to eight percent

(8%) per annum; provided, in no event shall such rate exceed the maximum rate permitted by law.

     6.4  SURVIVAL OF REPRESENTATIONS AND WARRANTIES; LIMITATION OF LIABILITY.
          -------------------------------------------------------------------

          (a) The representations and warranties of Seller and TRW contained in
Article 2 above (excluding the representations and warranties contained in Section 2.12 and 2.16 which shall survive for the respective periods described below), and the covenants of Seller and TRW contained in Article 6 (excluding the indemnification obligation referenced in subitem (vi) of Section 6.1(a) and Sections 6.2 and 6.3 as they relate to subitem (vi) of Section 6.1(a)) of this Agreement, shall survive the Closing hereunder and shall continue in full force and effect for a period of 18 months after the Closing. The representation and warranty contained in Section 2.12 and the indemnification obligation referenced in subitem (vi) of Section 6.1(a) shall survive the Closing indefinitely. The representation and warranty contained in Section 2.16 shall survive the Closing for a period of two (2) years. A claim shall be deemed made under this Section 6.4(a) and shall not be deemed to be invalid by the terms of this Section 6.4(a) if Buyer sends written notice of such claim to TRW prior to the applicable expiration date of the survival period.

          (b) The representations and warranties of Buyer contained in Article
3 above and the covenants of Buyer contained in Article 6 (excluding the indemnification obligation referenced in subitem (iii) of Section 6.1(b) and Sections 6.2 and 6.3 as they relates to subitem (iii) of Section 6.1(b)) of this Agreement, shall survive the Closing hereunder and shall continue in full force and effect for a period of eighteen (18) months after the Closing. The indemnification obligation referenced in subitem (iii) of Section 6.1(b) shall survive the Closing indefinitely. A claim shall be deemed made under this
Section 6.4(b) and shall not be deemed to be invalid by the terms of this
Section 6.4(b) if TRW sends written notice of such claim to Buyer prior to the expiration of the applicable expiration date of the survival period.

          (c) Except for any liability arising in connection with the representations and warranties contained in Section 6.12 of this Agreement and the indemnification obligation referenced in subitem (vi) of Sections 6.1(a) and
2.12 of this Agreement, the liability of Seller and TRW under this Agreement shall not exceed the sum of (i) Six Million Two Hundred Thousand Dollars ($6,200,00); plus (ii) any principal payments made to Seller or TRW pursuant to the Buyer Note. Seller and TRW shall not have liability for the first Fifty Thousand Dollars ($50,000.00) of claims, in the aggregate, made by Buyer. Seller and TRW shall be liable, subject to the limits imposed by the first sentence of this Section 6.4(c), for the entire amount of claims above such $50,000 aggregate threshold.

          (d) Except for any liability arising in connection with the indemnification obligation referenced in subitem (iii) of Section 6.1(b), Buyer's liability under this Agreement shall not exceed Nine Million Two Hundred Thousand Dollars ($9,200,000). Buyer shall not have liability for the first Fifty Thousand Dollars ($50,000.00) of claims, in the aggregate, made by Seller and TRW. Buyer shall be liable, subject to the limits imposed by the first sentence of this Section 6.4(d), for the entire amount of Claims above such $50,000 aggregate threshold.

          (e) The limitations on survival and liability in this Section 6.4 shall not apply with respect to the License Agreement, the Non-Competition Agreement, the Cooperation Agreement, the Patent Assignment and the Trademark Assignment.


                                   ARTICLE 7
                                   ---------

                                    CLOSING

     7.1  CLOSING.  The closing (the "Closing") shall be consummated at the
          -------
offices of Brobeck, Phleger & Harrison, 2200 Geng Road, Palo Alto California, at 10:00 a.m. (Pacific Standard Time) on December __, 1994. The date of such Closing is herein referred to as the "Closing Date." At the Closing, the parties to this Agreement will exchange funds, documents, agreements, certificates, opinions and other instruments and documents so as to cause the terms and conditions of this Agreement to be satisfied. All documents and instruments delivered at Closing pursuant to this Article 7 shall be dated and shall be effective for all purposes as of the Closing Date.

     7.2  DELIVERIES BY SELLER.  At the Closing, Seller (and TRW, where
          --------------------
required by the document) shall execute and deliver to Buyer: (i) the License Agreement; (ii) the Assignment of Lease; (iii) the AirTouch Assignment; (iv) the Patent Assignment; (v) the Trademark Assignment; (vi) the Purchase Order Assignment; (vii) the Non-Competition Agreement; (viii) the General Conveyance; and (ix) the Closing Certificate.

     7.3  DELIVERIES BY BUYER.  At the Closing Buyer shall pay the Cash Payment
          -------------------
to Seller, and shall execute and deliver to Seller:  (i) the License Agreement;
(ii) the Assignment of Lease; (iii) the AirTouch Assignment; (iv) the Non-Competition Agreement; (v) the Buyer Note; and (vi) the Pledge Agreement.

     7.4  FILING OF PATENT ASSIGNMENT AND TRADEMARK ASSIGNMENT.  At the closing,
          ----------------------------------------------------
the Patent Assignment and Trademark Assignment shall be filed with the United States Patent Office, in a manner necessary to complete and perfect the assignments to Buyer, as determined by Buyer.

                                   ARTICLE 8
                                   ---------

                  TRANSACTIONS SUBSEQUENT TO THE CLOSING DATE

     8.1  FURTHER ASSURANCES.  From time to time after the Closing Date, the
          ------------------
parties shall execute, deliver and acknowledge all such further instruments of transfer and conveyance and shall perform all such other acts as any other party may reasonably request to more effectively transfer the Assets and to otherwise carry out the transactions contemplated by this Agreement and the Related Documents.

     8.2  SALES AND USE TAXES.  Any sales, use or other transfer tax which is
          -------------------
payable as the result of the transactions contemplated by this Agreement shall be paid by Buyer in full compliance with applicable law. Buyer will provide Seller with an appropriate resale certificate relating to the purchase of Seller's inventory.

     8.3  TRW TRADEMARK.  Licensee may use printed material bearing the name
          -------------
and mark"TRW PhonePrint" for a period from the Effective Date through February 2, 1995 specifically in support of the CTIA trade show; provided it disclaims its affiliation with TRW, Inc. when and as appropriate. Thereafter, Licensee will cease use of the TRW name, mark or logo either by itself or in connection with the PhonePrint name and mark. Notwithstanding anything in this Agreement to the contrary, TRW reserves all right, title and interest to the TRW name, mark and logo and Licensee may not use the TRW name, mark or logo in any way except as provided in this Section 8.3. Licensor shall abandon and shall not use the "TRW PhonePrint" name and mark, and will execute all documents and take all action reasonably required by Licensee to permit Licensee to use the "PhonePrint" name and mark.


                                   ARTICLE 9
                                   ---------

                           MISCELLANEOUS PROVISIONS

     9.1  INVESTIGATIONS AND SURVIVAL.  The respective representations,
          ---------------------------
warranties, covenants and agreements of Seller and Buyer herein and in the Related Documents, or in any certificates or other documents delivered prior to or at the Closing, shall not be deemed modified, waived or otherwise affected by any investigation made by any party or its representatives hereto nor shall the same be affected by the Closing.

     9.2  SUCCESSORS AND ASSIGNS.  This Agreement may not be assigned by a
          ----------------------
party without the prior written consent of the parties hereto which consent shall not be unreasonably withheld or delayed; provided, however, this Agreement may be assigned and the obligations hereunder delegated by the Buyer to a purchaser or acquiror of all or substantially all of the business, stock or assets of Buyer in whatever form of corporate transaction or to any other corporation or entity that, directly or indirectly, through one or more intermediaries, controls, is controlled by or under common control with Buyer without the consent of the Seller. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors, assigns, heirs, legatees, executors and administrators of the parties.

     9.3  GOVERNING LAW; JURISDICTION AND VENUE; SEVERABILITY.  This Agreement
          ---------------------------------------------------
shall be governed by and construed in accordance with the laws of the State of California, without regard to principles of conflicts of law. If any term, covenant or condition of this Agreement is held to be to any extent invalid, void, or otherwise unenforceable by any court or arbitrator, the remainder of this Agreement shall not be affected thereby and each term, covenant and condition of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

     9.4  ENTIRE AGREEMENT; MODIFICATION AND WAIVER.  This Agreement, together
          -----------------------------------------
the agreements and documents referred to herein, constitute the entire agreement between the parties hereto with respect to the subject matter hereof and supersede all prior and contemporaneous agreements and understandings. All Exhibits and Schedules attached hereto are incorporated herein by this reference. This Agreement may be modified, amended or supplemented only by a written instrument duly executed by all parties hereto. No covenant, term or condition or the breach thereof shall be deemed waived, unless it is waived in writing and signed by the party against whom the waiver is claimed. Any waiver of breach of any covenant, term or condition shall not be deemed to be a waiver of any preceding or succeeding breach of the same or any other covenant, term or condition. The failure of any party to insist upon strict performance of any covenant, term or condition hereunder shall not constitute a waiver of such party's right to demand strict compliance therewith in the future. Time is of the essence for purposes of each and every provision of this agreement.

     9.5  NOTICES.  All payments, notices, requests, demands and other
          -------
communications required or permitted hereunder shall be in writing and shall be delivered personally (which shall include delivery by courier or overnight delivery service) or sent by certified or registered mail postage prepaid, certified or return receipt requested, or sent by telecopier or similar facsimile transmission, to the parties at their respective address set forth below or at such other address as shall be given in writing by a party to the other party. Items delivered personally or by telecopier or facsimile shall be deemed delivered on the date of actual delivery; items sent by certified or regular mail shall be deemed delivered three (3) days after mailing.

          If to Seller:       ESL Incorporated
                              495 Java Drive
                              Sunnyvale, CA 94088-3510
                              Attn: TRW Legal Department

          If to TRW:          TRW, Inc.
                              One Rancho Carmel
                              San Diego, CA 92128
                              Attn: TRW Legal Department

          If to Buyer:        PhonePrint, Inc.
                              207 E. Java Drive
                              Sunnyvale, CA  94088
                              Attn: Kevin Compton


     9.6  PAYMENT OF FEES AND EXPENSES.  Each party to this Agreement shall be
          ----------------------------
responsible for, and shall pay, all of its own legal, accounting and other transactional fees and expenses incurred in the negotiation and preparation of this Agreement and the Related Documents and the transactions contemplated herein and therein.

     9.7  DRAFTING PARTY.  The provisions of this Agreement, and the documents
          --------------
and instruments referred to herein, have been examined, negotiated, drafted and revised by counsel for each party hereto.

     9.8  COUNTERPARTS.  This Agreement may be executed in multiple copies,
          ------------
each of which shall be deemed an original and all of which shall constitute a single agreement binding on all parties.



               [Remainder of This Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


"BUYER"                            "SELLER"

PHONEPRINT, INC., a Delaware       ESL INCORPORATED, a California
corporation                        corporation


By:/s/ Kevin Compton               By:/s/ James Sandstrom
   -------------------------          ----------------------------------

Title:      Chairman                   Title:   Senior Vice President
      ----------------------             -------------------------------



                                   TRW INC, an Ohio corporation

                                   By: /s/ illegible
                                      ----------------------------------

                                   Title: Vice President Finance
                                         -------------------------------



             [COUNTERPART SIGNATURE PAGE TO AGREEMENT TO PURCHASE
                               SELECTED ASSETS]

                                   EXHIBIT A
                                   ---------


                                    Assets
                                    ------

     1. All property that is the subject of the General Conveyance, including, without limitation, the items set forth on Schedule 1 to
                                                                 ----------
           the General Conveyance.

     2. The Trade Secrets, Copyrights, Licensed Products, Licensed Services and Patent Right (as defined in the License Agreement), including without limitation, the items set forth on Schedules 1, 2, 3 and 4 to
                                                      -----------------------
           the License Agreement.

     3. The interest in real property that is the subject of the Assignment of Lease.

     4. The contract and other rights that are the subject of the AirTouch Assignment and the Order and Contract Assignment.

     5. The rights and property that are the subject of the Patent Assignment and the Trademark Assignment.

     6. All other assets and property used by the Business Unit in connection with the Business, except for the pooled and excluded assets described in Paragraph 2.7 of the Disclosure Schedule.

     7.    All goodwill of Seller and TRW associated with the foregoing.

                                   EXHIBIT B
                                   ---------


                               License Agreement
                               -----------------

                  LICENSE AND TECHNICAL ASSISTANCE AGREEMENT



          This LICENSE AND TECHNICAL ASSISTANCE AGREEMENT, ("Agreement") is made and entered into as of the 14th day of December, 1994, ("Effective Date") between TRW INC., an Ohio corporation ("TRW"), ESL INCORPORATED, a California corporation and wholly owned subsidiary of TRW INC. ("ESL") (TRW and ESL are together referred to as "Licensor"), and PHONEPRINT, INC., a Delaware corporation ("Licensee").

          WHEREAS, Licensor has       * * *     a     * * *     that    * * *
and   * * *    a    * * *    based on    * * *   or                   * * *
               and is able to     * * *         activities in the "Wireless
Communications Field," as defined below; and

           WHEREAS, Licensee desires to avail itself of this    * * *      ,
and Licensor desires to license the technology to Licensee;

          NOW THEREFORE, in consideration of the mutual promises contained herein and the mutual benefits to be derived therefrom, Licensor and Licensee agree as follows:

                                   ARTICLE 1

                                  DEFINITIONS
                                  -----------

          The following words and phrases will have the meanings set forth below:

          1.1  AGREEMENT.  This Agreement and the following Schedules attached
               ---------
hereto:

          Schedule 1           Trade Secrets
          ----------
          Schedule 2           Licensed Products
          ----------
          Schedule 3           Licensed Services
          ----------
          Schedule 4           Patent Rights
          ----------

          1.2      ***    .  Those particular Trade Secrets identified as   ***
                ----------
in Schedule 1 and which consist of mechanical, technological or
   ----------
computational procedures for solving a problem or achieving a particular result.

          1.3   ASSET PURCHASE AGREEMENT.  The Asset Purchase Agreement of even
                ------------------------
date herewith between the parties.

          1.4   BUSINESS SUCCESSOR.  For purposes of Section 1 of this
                ------------------
Agreement, "Business Successor" is defined as the Tactical and National Lines of Business of TRW's Avionics and Surveillance Group and any successor unit or subunit (whether or not

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the commission.

separately incorporated), of TRW conducting some or all of those businesses currently carried on by ESL.

          1.5            * * *                 .  Any * * * technology
                -------------------------------
* * *          Business Successor that consists of               * * *
intended for or that have application with respect to            * * *
and that    * * *       major system   * * *.          * * *            shall
not include any   * * *       ; the parties intend that        * * *
will consist only of       * * *       described in Schedule 1.
                                                    ----------

          1.6   COOPERATION AGREEMENT.  The Cooperation Agreement of even date
                ---------------------
herewith between Licensee and TRW.

          1.7   COPYRIGHTS.  All existing copyrights that have been used in or
                ----------
for manufacture of the Licensed Products, the provision of Licensed Services or
in connection with Trade Secrets (and all               * * *
related thereto) in connection with which Licensor owns and has the right to grant licenses to Licensee, and future copyrights used or created by Business Successor that have use in, for or with respect to products, services or trade secrets (including, without limitation, the Licensed Products, Licensed
Services, Trade Secrets, and           * * *                ) relating to fraud
detection or mitigation in the Wireless Communications Field.

          1.8   GOVERNMENTAL ENTITY.  Any department, agency, organization,
                -------------------
activity, office or the like ("agency") of the United States Government or in which the United States is a participant; and any agency of the government of another sovereign state or country throughout the world or in which such government participates; any contractor or vendor to any such agency or government proposing to purchase with funds derived from or reimbursable by any such agency or state, or any other customer under circumstances such that Licensee knows or has reason to know or believe that the customer intends to use the product or service in any activity funded by any such agency or state.

          1.9   INVESTORS.  Kleiner Perkins Caufield & Byers VII, KPCB VII
                ---------
Founders Fund, Sevin-Rosen IV, Sevin-Rosen-Bayless Management Company, Norwest Equity Partners IV, Needham Capital SBIC, L.P., and Needham Emerging Growth Partners.

          1.10  LICENSED PRODUCT(S).  Each of   * * *    products that
                -------------------
recognizes and identifies a transmitter based on   * * *    or           * * *
for the purpose of detecting fraudulent activities, listed on Schedule 2 or
                                                              ----------
  * * *              by Business Successor, whether or not Licensee hereafter
makes any changes, including, without limitation,   * * *          or other
modifications thereto.

          1.11  LICENSED SERVICES.  Each of     * * *        that relates to
                -----------------
the      * * *                     of a transmitter based on    * * *   or
* * *          for the purpose of detecting fraudulent activities, listed on
Schedule 3 or      * * *             by Business Successor, whether or not
----------
Licensee hereafter makes any changes or

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the commission.

modifications thereof.      * * *         (a) will include, by way of example
but not of limitation, services for        * * *        , such as       * * *
for     * * *      and    * * *       and the development of     * * *      for
         * * *               or        * * *        and (b) will not include
work in the         * * *           that involves a Licensed Product in the
          * * *             .

          1.12  LICENSEE IMPROVEMENTS.  Any new technology used or developed by
                ---------------------
Licensee that consists of improvements to the     * * *  intended for or that
have application with respect to                      * * *
and that do not require major system redesign.  Licensee Improvements shall not
include any    * * *      ; the parties intend that Licensee Improvements will
consist only of modification to the    * * *   described in Schedule 1.
                                                            ----------

          1.13  LICENSEE NOTE.  The certain promissory note of even date
                -------------
herewith made by Licensee in favor of TRW, in the principal amount of $  * * * .

          1.14  LICENSOR.  TRW and ESL.
                --------

          1.15  MILITARY/INTELLIGENCE FIELD.  Uses or applications of Trade
                ---------------------------
Secrets and Copyrights under contract or in collaboration with a Governmental
Entity for the purpose of             * * *      and other similar applications.

          1.16  NEW INVENTIONS.  Any technology, trade secrets, copyrights,
                --------------
patents, patent applications, products or services in the       * * *
developed by      * * *         other than            * * *               .

          1.17  PATENT RIGHTS.  All rights, benefits and privileges under:  (i)
                -------------
United States Letters Patent and pending United States patent applications owned by Licensor that are identified in Schedule 4, Part A; (ii) any future United
                                   --------
States patent applications or patents that relate to the inventions listed on

Schedule 4, Part B; and (iii) all patents now or subsequently issuing throughout
----------
the world based on the subject matter described in such patents and applications, including, without limitation, any continuation, division, reissue or foreign country counterpart thereof.

          1.18  TRADE SECRETS.  All of Licensor's existing technical expertise,
                -------------
and all proprietary information, data or confidential know-how pertaining to the design, manufacture, installation, use, repair, maintenance, and operation of
Licensed Products or Licensed Services (and all         * * *
) which were developed or acquired by Licensor and are owned by Licensor and which have been applied to or used or tested for the purpose of fraud detection
or mitigation in the         * * *                 , including, but not limited
to, the methods, processes,   * * *   , computer programs, databases, formulae,
devices, specifications, drawings and items listed in Schedule 1, and all of the
                                                      ----------
foregoing that may in the future be developed or created by Business Successor that which have use in, for, or with respect to products, services or trade secrets (including, without limitation, the Licensed Products, Licensed Services
and         * * *                   ) relating to fraud detection or mitigation
in the               * * *          .

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the commission.

          1.19        * * *         .  The conduct of business pertaining to
                --------------------
products or services for use in connection with     * * *     .

          1.20           * * *           .  The business of          * * *
                -------------------------
based on combining or     * * *   products or services (including without
limitation, the Licensed Products and Licensed Services) * * * other products and services.

          1.21           * * *         .  The process of transmitting and
                -----------------------
receiving signals used for communications purposes that can be accomplished
without                * * *             .

           1.22                    * * *            .  The conduct of business
                       -----------------------------
pertaining to      * * *             .

                                   ARTICLE 2

                   LICENSE, PATENT ASSIGNMENT AND GRANT-BACK
                   -----------------------------------------

          2.1   LICENSE.  Subject to the provisions of Section 2.2, Licensor
                -------
hereby grants to Licensee:

                (a)  an                       * * *
right and license under the Trade Secrets and the Copyrights (i) to
* * *                     products, including without limitation, the Licensed
Products and components of the Licensed Products, in the              * * *
; and (ii) to         * * *                   , including without limitation,
the Licensed Services to customers, in the            * * *              ; and

                (b)  a                    * * *
right and license under the Trade Secrets and the Copyrights to            * * *
products (including, without limitation, the Licensed Products), or       * * *
* * *  services (including, without limitation, the Licensed Services) in the
* * *                                           .

          2.2   RESERVATION OF RIGHT.    * * *  reserves    * * *   to     * * *
                --------------------
the Trade Secrets or the Copyrights for    * * *          or       * * *
and in the        * * *               , and    * * *   is granted to  * * *   to
practice or use the Trade Secrets or the Copyrights in the      * * *
 .

          2.3   PATENT ASSIGNMENT AND GRANT BACK.  Pursuant to the Assignment of
                --------------------------------
Patents by TRW Inc. dated as of even date herewith, Licensor will assign to Licensee its Patent Rights in those inventions (including without limitation all foreign counterpart applications) identified in Schedule 4, Part A. Licensor
                                                ----------
will execute such additional documents provided by Licensee as are necessary to record the Assignment of Patents and for the assignment of the foreign counterpart applications and to assign and record the assignment to Licensee of the Patent Rights to any inventions from Schedule 4, Part B that are filed as
                                         ----------
patent applications.  In consideration thereof, Licensee shall and

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     Confidential Treatment and filed separately with the commission.

hereby does grant back to Licensor an           * * *
right and license to the Patent Rights            * * *            in the  * *
* , and for                 * * *                  , except that the foregoing
license shall be     * * *    in the        * * *                .

                                   ARTICLE 3

                                     TERM
                                     ----

          3.1   TERM.  This Agreement commences as of the Effective Date and
                ----
will                          * * *
of the parties or in accordance with Section 11.3.

          3.2     * * * TERMINATION.  Except as otherwise expressly provided in
                -------------------
Sections 3.1 and 11.3, this Agreement      * * *           to     * * *   during
its term.


                                   ARTICLE 4

                       DELIVERY AND TECHNICAL ASSISTANCE
                       ---------------------------------

          4.1   DELIVERY.
                --------

          4.1(a)Delivery Upon Closing.  Licensor has furnished Licensee copies
                ---------------------
of such documents, information and other materials in possession of Licensor, including without limitation, materials relating to the Trade Secrets and the Copyrights, as Licensor believes are reasonably necessary for Licensee to understand, implement and use the Trade Secrets, Copyrights, Patent Rights, Licensed Products and Licensed Services and to be able to manufacture Licensed Products and provide Licensed Services.

          4.1(b)Future Deliveries.  Upon Licensee's reasonable written request
                -----------------
from time to time and without charge (other than photocopy expense), Licensor will furnish to Licensee copies of such additional documents, information and other materials, in possession of Licensor, which have not previously been provided to Licensee, including without limitation all materials relating to the
* * *             , the Trade Secrets and the Copyrights as are reasonably
necessary for Licensee to understand, implement and use the Trade Secrets, Copyrights, Patent Rights, Licensed Products and Licensed Services and to be able to manufacture Licensed Products and provide Licensed Services.

          4.2   TECHNICAL ASSISTANCE.  Upon Licensee's reasonable written
                --------------------
request      * * *       , Licensor shall,        * * *           and subject to
mutual agreement in good faith between the parties as to scheduling, scope of
work and the          * * *                        , provide technical
assistance to Licensee in connection with the Trade Secrets, Copyrights and Patent Rights, and in connection with the manufacture, use, delivery or sale of Licensed Products and the provision, delivery or sale of Licensed Services. At Licensee's request, such technical assistance shall include, without limitation:

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     Confidential Treatment and filed separately with the commission.

                (a) Advice and assistance by qualified engineers and other personnel who have knowledge of the Copyrights or the Trade Secrets, or experience in the manufacture and use of Licensed Products or the delivery of Licensed Services; and

                (b) Such other technical services and technical information that Licensee may reasonably request in connection with this Agreement.

          4.3   COMPENSATION.  For any services rendered upon Licensee's request
                ------------
pursuant to Section 4.2,                * * *                       customarily
charged to third parties consisting of        * * *                  (including,
without limitation,                             * * *
, and will reimburse   * * *  for    * * *                incurred in connection
with the performance of such services (including but not limited to
* * *              ).

                                   ARTICLE 5

                          PROTECTION OF TRADE SECRETS
                          ---------------------------

          5.1   USE AND NON-DISCLOSURE.  Licensee and Licensor will not use or
                ----------------------
permit the use of any Trade Secrets for any purpose not authorized by this Agreement. Subject to the provisions of Section 5.2 and 5.3, Licensee and Licensor will hold in confidence, and will not disclose or communicate to any
third person, any    * * *  .   Licensee and Licensor will take or cause to be
taken all reasonably necessary precautions to prevent the disclosure or
communications of such   * * *    to third persons.

          5.2   EXCEPTIONS.  Licensee and Licensor may disclose   * * *    to
                ----------
its employees or to any person or entity in connection with bona fide business or financing transactions to the extent that each such disclosure is reasonably necessary for the purpose of manufacturing, selling, delivering, providing, installing, repairing or servicing any product (including, without limitation Licensed Products) or providing any services (including, without limitation Licensed Services) or procuring goods and services required in connection therewith or discussing or conducting such business or financing transaction; provided that: (a) Licensee or Licensor clearly marks any document or other
material containing any    * * *   so disclosed to indicate that such documents
or materials contain the    * * *  , (b) Licensee or Licensor requires each
entity to whom such documents or materials are disclosed to sign a written agreement limiting use thereof to the purpose stated in such agreement, prohibiting the reproduction thereof and the disclosure thereof to any other person and requiring the prompt return thereof when no longer needed or such agreement is terminated, and (c) any reproduction, note or summary of such documents or materials immediately upon the making thereof will become the property of * * * . The foregoing restrictions on the use and disclosure of
the   * * *    shall not apply with respect to any   * * *   (i) that is in or
(through no improper action or inaction by the disclosing party or any agent or employee) enters the public domain (and is readily available without substantial effort), or (ii) in the case of Licensee only, that was rightfully in its possession or known by Licensee prior to receipt from Licensor, or (iii) in the case of Licensee only, that was rightfully disclosed to

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     Confidential Treatment and filed separately with the commission.

Licensee by another person without restriction, or (iv)    * * *       after the
Effective Date.

          5.3   ACCESSIONS.  Each modification, improvement and revision of any
                ----------
of the Trade Secrets (except for direct reproductions thereof) that is made by or for Licensee will become the property of Licensee.


                                   ARTICLE 6

                      IMPROVEMENTS; FIRST RIGHT OF OFFER
                      ----------------------------------

          6.1          * * *                     .   * * *   shall promptly
                ---------------------------------
disclose to Licensee in writing all          * * *                  .

          6.2   FIRST RIGHT OF OFFER FOR NEW INVENTIONS.  Licensee will have a
                ---------------------------------------
right of first offer to license New Inventions in the       * * *
 .  Licensor shall not license or sell any New Inventions to any third party,
* * *                                         , without first offering such New
Inventions to Licensee. Upon receipt of written notification from Licensor as to the details of the New Invention and the specific terms of an offer ("Offer") by Licensor to sell or license such New Inventions to Licensee, Licensee shall
have        * * *      to accept the Offer.  In the event that Licensee
* * *                                                             , and no other
terms shall apply.  If Licensee does        * * *        , then for a period of
* * *        thereafter, Licensor may license such New Inventions to a third
party, but                          * * *                                    .

           6.3  LICENSEE IMPROVEMENT(S).  Licensee shall           * * *
                -----------------------
all Licensee Improvements.

          6.4           * * *    RIGHT OF FIRST OFFER AND OBLIGATION TO DISCLOSE
               -----------------------------------------------------------------
* * *                   AND LICENSEE IMPROVEMENTS.  Notwithstanding anything to
-------------------------------------------------
the contrary in this Agreement, the           * * *                     shall
* * *     after the Effective Date, and any              * * *               or
Licensee Improvements developed or created at any time after     * * *
after the Effective Date   * * *   be included as part of the licenses granted
hereunder.

                                   ARTICLE 7

                                  TRADEMARKS
                                  ----------

          7.1   PHONEPRINT TRADEMARK.  Pursuant to the terms of an Assignment of
                --------------------
U.S. Intent-To-Use Trademark Application executed by TRW as of even date herewith, TRW will assign to Licensee its entire right, title and interest in and to the application for the trademark "PhonePrint" and any and all trademarks and service marks related thereto throughout the world. As of the Effective Date, TRW and ESL will abandon and cease all use of the PhonePrint name and mark.

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

          7.2   TRW TRADEMARK.  Licensee may use printed material bearing the
                -------------
name and mark "TRW PhonePrint" for a period from the Effective Date through   *
* *          specifically in support of the    * * *       ; provided it
disclaims its affiliation with TRW Inc. when and as appropriate. Thereafter, Licensee will cease use of the TRW name, mark or logo either by itself or in connection with the PhonePrint name and mark. Notwithstanding anything in this Agreement to the contrary, TRW reserves all right, title and interest to the TRW name, mark and logo and Licensee may not use the TRW name, mark or logo in any way except as provided in this Section 7.2. Licensor shall abandon and shall not use the "TRW PhonePrint" name and mark, and will execute all documents and take all action reasonably requested by Licensee to permit Licensee to use the "PhonePrint" name and mark.


                                   ARTICLE 8

                         PRODUCT LIABILITY      * * *
                         ---------------------------------

          8.1   PRODUCT DEFECTS.  With respect to Licensed Products sold, leased
                ---------------
or manufactured after the Effective Date,   * * *  will have      * * *
for determining that the designs of the Licensed Products and components
* * *           are manufactured in accordance with customary commercial
standards.

          8.2   GENERAL       * * *    .  Except as provided in Section 8.3,
                -----------------------
* * *              in respect of any and all                 * * *
resulting from a claim that    * * *   use of any Patent Rights, the Trade
Secrets, the Copyright, PhonePrint trademark and/or    * * *   manufacture, use
and/or sale of Licensed Products, components of such Licensed Products, or Licensed Services causes injury or damage to persons or property; provided that
(i)  * * *   reasonably promptly notifies  * * *   in writing of any claims in
this regard, (ii)   * * *  provides  * * *   information, assistance and
authority to enable  * * *   to defend such claim, and (iii)  * * *   assumes
control of the defense and settlement of the claim.

           8.3  INTELLECTUAL PROPERTY    * * *       .
                -------------------------------------

                a.                  * * *          and its officers, directors,
 agents, employees, consignees and customers       * * *           from any and
               * * *             resulting from: (i) the     * * *
of any Trade Secrets, or (ii)    * * *             of any United States or
foreign copyright or United States patent issued on or      before    * * *    ,
by the Patent Rights listed in Schedule 4 (Part A), Trade Secrets, Copyrights, or PhonePrint trademark in connection with Licensee's manufacture, use and/or sale of products (including, without limitation, the Licensed Products), components of any such products, or * * * provision of services (including,
without limitation, the Licensed Services);               * * *

The foregoing obligation of Licensor   * * *        with respect to
* * *           (i)               * * *                    of the Patent Rights,
Trade Secrets, Copyright, or PhonePrint trademark, (ii) not relating to the Patent Rights, Trade Secrets, Copyright, or PhonePrint

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     Confidential Treatment and filed separately with the commission.

trademark or portions or components thereof, or    * * *      the    * * *
relates to        * * *                   of the license granted under this
Agreement, (iii) to the extent the Licensed Products                       * * *
Trade Secrets and Copyrights licensed to Licensee hereunder and
* * *            (and                                  * * *
       ), (iv) where            * * *                       activity after being
                     * * *                                thereof or after being
* * *          that would have avoided the   * * *             , (v) to the
extent                * * *              to               * * *            ,
except to the extent that the          * * *
working in connection with      * * *             (and who had knowledge of the
* * *            )     * * *     of such     * * *    at the time   * * *  was
required to notify   * * *  of such           * * *                pursuant to
* * * , or (vi) of a     * * *          to the extent that the            * *
relates to       * * *              to a Licensed Product or Licensed Service,
* * *                                             (and the       * * *
would not have occurred but for    * * *                     ).

                b.                    * * *
                                from any and all              * * *
from    * * *     of any       * * *          issued on or after      * * *
(including, without limitation, of the rights of      * * *       and/or
* * *               in                           * * *
), in connection with Licensee's manufacture, use and/or sale of products (including, without limitation, the Licensed Products or components of such Licensed Products or Licensed Services).

                                   ARTICLE 9

                              GOVERNMENT APPROVAL
                              -------------------

          9.1   COOPERATION.  Licensor and Licensee promptly will seek all
                -----------
necessary governmental approvals and licenses that may be required in connection herewith and will cooperate with each other in every reasonable way to obtain such approval. Nothing in this Agreement will be deemed to require either party to agree to any revision or modification of this Agreement that may be required to obtain any governmental approval.

                                   ARTICLE 10

                          DEFAULT; REMEDY; TERMINATION
                          ----------------------------

          10.1  DEFAULT.  A "default" shall exist under this Agreement if either
                -------
party fails to perform any written obligation to be performed by it hereunder
within    * * *         after written notice from the other party that time for
such performance has passed or, if no such time is prescribed, within       * *
*       after written notice from the other party.

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

          10.2  REMEDY.  If a party is in default hereunder, the party not in
                ------
default may pursue any remedy available to it at law or in equity if the noticed
default is not cured within the notice period.                        * * *
; this Agreement may be    * * *   only pursuant to      * * *          .

          10.3  TERMINATION BY   * * * .   * * *   may terminate this Agreement
                -----------------------
only in the event that (i)    * * * has not      * * *            under the
* * *    ; and (ii)   * * *  has provided   * * *        to the    * * *  and
* * *  of such      * * *     ; and (iii)   * * *  has   * * *             ,
within     * * *      after the receipt by   * * *  and the   * * *   of the   *
* *        described in (ii) above, of the      * * *      under the      * * *
; and (iv)    * * *          to   * * *  and the   * * *   a          * * *
following such      * * *    period and before          * * *           by * *
*.

          10.4  PERFORMANCE AFTER TERMINATION.  Upon termination of this
                -----------------------------
Agreement pursuant to Section 11.3,          * * *
   , and (b)                             * * *                     , that
 (i) is not contained in              * * *            , or (ii) has not become
available to the public or generally known in the trade
other than as a result of the improper action of                  * * *
, or its              * * *         , who have knowledge thereof.

          10.5  LIMITATION OF LIABILITY.  Subject to the exceptions noted below,
                -----------------------
no party shall have liability exceeding $   * * *   in the aggregate under this
Agreement, that certain Cooperation Agreement of even date herewith and that certain Non-Competition Agreement of even date herewith ("Non-Competition Agreement"). The foregoing limitation of liability shall not apply with respect to: (i) a willful or intentional breach of this Agreement or the Non-Competition Agreement; or (ii) matters relating to or arising in connection with
* * *                       of this Agreement.  In the event any party to this
Agreement becomes aware of a breach hereunder by any other party to this Agreement, the non-breaching party shall provide the breaching party with
written notice of the breach and a       * * *     period in which to cure such
breach.


                                  ARTICLE 11

                                 MISCELLANEOUS
                                 -------------

          11.1  NOTICES.  All notices and communications required or permitted
                -------
to be given under this Agreement shall be sufficient only if written in English and personally delivered, delivered by a major commercial rapid delivery courier service with tracking capabilities or mailed by certified or registered mail, return receipt requested, with postage or delivery charges prepaid and addressed to a party at its address set forth below (unless by such notice a different person or address will have been designated by notice pursuant to this Section). If not received sooner, notice by mail will be deemed received five
(5) days after deposit in the U.S. mails.

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

                Licensee:      PhonePrint Inc.
                               207 E. Java Drive
                               Sunnyvale, CA 94088-3510

                               Attention: Kevin Compton

                Licensor:      TRW Avionics & Surveillance Group
                               495 Java Drive
                               Sunnyvale, CA 94088-3510

                               Attention:  TRW Law Department

          11.2  ASSIGNMENTS.  TRW and ESL will have no right to assign or
                -----------
transfer any of their respective rights or to delegate any of their duties under this Agreement without the prior written consent of Licensee,
* * *

          . Licensee can assign or sublicense any of its rights or licenses under this Agreement at its sole option.

          11.3  HEADINGS.  The headings and titles to the Articles and Sections
                --------
of this Agreement are inserted for convenience only and will not be deemed a part hereof or affect the construction or interpretation of any provision hereof.

          11.4  REMEDIES.  Unless otherwise expressly provided herein, the
                --------
rights and remedies hereunder are in addition to, and not in limitation of, other rights and remedies under this Agreement, and exercise of one right or remedy will not be deemed a waiver of any other right or remedy.

          11.5  MODIFICATION - WAIVER.  No cancellation, modification,
                ---------------------
amendment, deletion, addition or other change in this Agreement or any provision hereof, or waiver of any right or remedy herein provided, will be effective for any purpose unless specifically set forth in a writing signed by the party to be bound thereby. No waiver of any right or remedy in respect of any occurrence or event on one occasion will be deemed a waiver of such right or remedy in respect of such occurrence or event on any other occasion.

          11.6  ENTIRE AGREEMENT.  This Agreement supersedes all other
                ----------------
agreements, oral or written, heretofore made with respect to the subject hereof and the transactions contemplated hereby and, with the Schedules hereto and in conjunction with the Cooperation Agreement and Asset Purchase Agreement, contains the entire agreement of the parties.

          11.7  CONTROLLING LAW.  All questions concerning the validity and
                ---------------
operation of this Agreement and performance of the obligations imposed upon the parties hereunder will be governed by the substantive laws of the State of California.

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

          11.8  SUCCESSORS AND ASSIGNS.  The provisions of this Agreement will
                ----------------------
be binding upon and inure to the benefit of Licensor and Licensee and their respective successors and authorized assigns. This provision will not be deemed to expand or otherwise affect the limitations on assignment and delegation set forth in Section 12.2.

          11.9  PRODUCT MARKING.  Licensed Products and/or Licensed Services
                ---------------
manufactured, delivered or sold by Licensee will be marked by Licensee in conformance with the patent and copyright laws of the countries of manufacture, use and sale.

          11.10 PUBLICITY.  Except as the other party gives its prior written
                ---------
consent, neither Licensor nor Licensee will use the name of the other party in any publicity, product announcement, brochure, advertising, product labeling, promotion or otherwise for any purpose.

          11.11 COUNTERPARTS.  This Agreement has been executed in several
                ------------
counterparts, each of which will be deemed to be an original copy hereof.

          11.12 ATTORNEY'S FEES.  In the event of any dispute or litigation
                ---------------
relating to this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees and court costs from the other party(ies).


               [Remainder of This Page Intentionally Left Blank]

                                      12.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date.

                               PHONEPRINT INC.


                               --------------------
                               Name

                               --------------------
                               Title

                               --------------------
                               Date


                               TRW INC.

                               --------------------
                               Name

                               --------------------
                               Title

                               --------------------
                               Date


                               ESL INCORPORATED

                               --------------------
                               Name

                               --------------------
                               Title

                               --------------------
                               Date

                                      13.

ESL PROPRIETARY INFORMATION

                                  SCHEDULE 1

                                 TRADE SECRETS
                                 -------------



     1.    Proprietary     * * *      processing   * * *    that perform the
           following functions on the                   * * *        :

           .    Reduces the effects of    * * *      with     * * *       .

           .    * * *  the call information in the        * * *
                including the           * * *                .

           .    * * * various  * * *         that are useful in            * * *
                * * *.

           .    Calculate        * * *         of each  * * *  and the  * * *
                as a whole.  Use these   * * *         the use of each  * * *
                based on    * * *.

     2.    Proprietary              * * *    that perform the following
           functions:

           .    * * *  the    * * *              into a    * * *   of the phone
                emitter.

           .    * * *          from the       * * *      from          * * *
                ,      * * *             and             * * *     .

           .          * * *    from new   * * *  with    * * *   to determine if
                the   * * *  comes from the original phone or a different
                (fraud) phone.

           .    Use   * * *    techniques to determine if the    * * *   is
                similar or dissimilar to the existing        * * *.

           .    Compares new   * * *   against    * * *   that were    * * *
                by phones that were     * * *   to be either      * * *.

           .    Determine if the  * * * or  * * *  are on   * * *        the
                call to be   * * *     if fraud is     * * *    .

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the commission.

           .    Compare new    * * *   against    * * *    that were produced by
                the  * * *  that the   * * *  claims to be.

           .    Compare new    * * *  against     * * *   that were produced by
                the      * * *  (from * * *) the    * * *  claims to be.

           .    Use of     * * *      to     * * *  which were recently used by
                * * *     or     * * *  by PhonePrint.

           .    Issue a   * * *        to    * * *   the call when Fraud is
                detected.

           .    * * *  the Good/Fraud    * * *   on    * * *   matching based on
                the   * * *     ,    * * *  ,    * * *    and      * * *    with
                that   * * *    and other      * * *  information.

           .    Use of       * * *             and     * * *.

           .          * * *           that will            * * *       calls for
                a period of time that are from the same    * * *   that has
                * * *        * * *     .

     3.    Proprietary             * * *           that perform the following
           functions:

           .    * * *    retrieve information, via  * * *  or network, on call
                * * * from the real time PhonePrint systems.  This information
                includes the            * * *                 , measured       *
                * *
                * * *    .
           .    Combine         * * *  information from               * * *
                to      * * *        of all phones observed by all systems.

           .    Combine new      * * *  information with           * * *    to
                * * *   * * *     .

           .    Transmit the          * * *           information to the     * *
                *  PhonePrint Systems.

           .    Generate reports on various system functions from the   * * *
                information.

                                       2

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

ESL PROPRIETARY INFORMATION    SCHEDULE 1 TRADE SECRETS (cont.)


     4.    * * *    and technologies involving methods of           * * *
           * * *                                          . Use this information
           to   * * *  the   * * *   that was * * *
           .  The     * * *                  can come from a variety of means
           including:

           .    Call was    * * *            that is known only to   * * *
                of the     * *.

           .    Call was     * * *   on the         * * *      for the * * *
                that   * * *   the call was     * * *  user.

           .    * * * with the * * * that he did ( * * * ) or did not ( * * * )
                * * *.

           .    Combination of information from   * * *  that       * * *
                in good user's      * * *.

           .    Calls flagged by     * * *   as from    * * *   or     * * *
                users.

     5.    * * *             technology that perform the following functions to
           * * * calls:

           .    Receive     * * *     and information from real time processes
                indicating that a call is          * * *       .

           .         * * *        to    * * *    containing information on the
                call's      * * *    .

           .         * * *   the   * * *  information in the     * * *.

           .       * * *       a      * * *       on the       * * *.

           .      * * *    both      * * *     and     * * *    .

     6.    Only the following portions of         * * *
           software:

           .    All libraries and included modules necessary to link and compile
                the   * * *  program, which only includes the    * * *
                directory and    * * *    .

                                       3

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

ESL PROPRIETARY INFORMATION    SCHEDULE 1 TRADE SECRETS (cont.)


           .    The executables and help files in the    * * *   directory.

           .    One   * * *  of how to interface to the * * * program, the   * *
                *   program to be        * * *         .

     7.    All  * * *     and software developed on the     * * *           not
           listed above including:

           .          * * *       software to process       * * *   to evaluate
                * * *     with     * * *       .

           .         * * *                and software to evaluate performance
                of each    * * *   and       * * *           .

     8.    Other   * * *    techniques including:

           .             * * *   .     * * *    the call via    * * *   the   *
                * *          .

           .       * * *   .  Interface with the    * * *   to       * * *
                by the same     * * *  occurring at the      * * *    .

           .         * * *   .        * * *      to  * * *  the  * * *   (as in
                the    * * *    in item 5 above) and to the     * * *   the
                signal.

           .             * * *       .       * * *      network to    * * *
                the call   * * *   the carrier's    * * *.

                                       4

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the commission.

                                  SCHEDULE 2

                               LICENSED PRODUCTS
                               -----------------


           .

           .                   * * *

           .

           .

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the commission.

                                  SCHEDULE 3

                               LICENSED SERVICES
                               -----------------



           .

           .

           .                   * * *

           .

           .

           .

           .

           .

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the commission.

                                  SCHEDULE 4

                                 PATENT RIGHTS
                                 -------------

                                    PART A
                                    ------
1.   Patent Applications.
     --------------------

     * * * Patent Application,    * * *                 Serial No.  * * *  , by
                    * * *         .  Corresponding      * * *
     are listed below.

Country                Serial No.                   Filing Date
-------                ----------                   -----------




                         * * *

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the commission.

TRADE SECRETS
                                  SCHEDULE 4

                                 PATENT RIGHTS
                                 -------------

                                    PART B
                                    ------

                               * * *    INVENTIONS
                             ---------------------

This is a list of the inventions that apply to               * * *          of
* * *   calls, and are believed to have been                       * * *
and                * * *        .  Where noted,            * * *             may
be the sole or joint inventor.  These      * * *        subject to the usual
considerations of determining  * * *    and   * * *    sale, offer sale and
delivery dates.   * * *   may or                    * * *                    for
the inventions.  If       * * *         are not   * * *, these items remain   *
* *      .

     1.    * * *                      that perform the following functions on
           the      * * *             of the phone signal:

           .               * * *     the    * * *   of      * * *  with  * * * .

           .                   * * *

           .                   * * *

           .                   * * *

     2.    Proprietary      * * *           that perform the following
           functions:

           .                   * * *

           .      * * *       from the signal    * * *  from       * * *    .

           .      use          * * * to determine if the    * * * is

           .      * * *   or   * * *  to the  * * *.

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the commission.

TRADE SECRETS

           .    Determine if the  * * *  or     * * *   are on   * * *    the
                call to be    * * *  if fraud is suspected.

           .    Compare    * * *   against    * * *   that were produced by the
                * * * * and    * * *   the      * * *   to be.

           .    Use of     * * *       to      * * *    which were recently used
                by      * * *    or    * * *   by    * * *     .  This is for
                the      * * *    ,                     where a    * * *
                switches to a     * * *    after  * * *  gets     * * *  .   (
                * * *  may be a    * * *  or   * * *.)

           .    Vary the     * * *     on      * * *     based on the       * *
                *                                 * * *                  and
                * * *                                              with that  *
                * *   and other     * * *    .

           .    Use of      * * *             and          * * *        .   (  *
                * *    may be a     * * *      or     * * *.)

           .            * * *           that will             * * *  for a
                * * *              that are from the       * * *    that has
                been        * * *                 over a                * * *
                .

     3.    Proprietary      * * *          that perform the following functions:

           .    Combine      * * *             from      * * *            to
                * * *          of    * * *       observed by      * * *    using
                * * *   and      * * *    .

     4.    * * *     and technologies involving methods of          * * *
           .

           .    * * *   a signature as the     * * *     or a     * * *    by
                identifying at least            * * *             or     * * *
                .  Use this information to           * * *      that was
                * * *   by that          * * *.  (  * * *  may be a    * * *
                or    * * *.)

           .    Call was made to    * * *      that is known only to     * * *
                of the    * * *.

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the commission.

TRADE SECRETS

           .    Call was to     * * *    on the       * * *        list for the
                * * * that indicates the call was by the     * * *.

           .    Conversation with the    * * *   that he    * * *         or
                * * *              make a    * * *.

           .    Calls    * * *    by      * * *    as from      * * *   or
                * * *             .

     5.    * * *            technology that perform the following functions to *
           * * calls (* * *    may be a joint inventor or owner.):

           .         * * *               to                 * * *
                on the             * * *         .

           .       * * *        the    * * *     in the      * * *.

           .       * * *                  on the           * * *.

           .       * * *  both     * * *     and         * * *.

     6.    Other    * * *   techniques that have been studied but have not been
implemented such as:

           .             * * *             .      * * *   the call     * * *
                the             * * *       * * *.

           .          * * *         .        * * *      with the     * * *   to
                block    * * *   by the     * * *   occurring at the      * * *.

           .       * * *           .   * * *            to both the      * * *
                and to the                        * * *                     .

           .            * * *              .          * * *  into the     * * *
                to    * * *    within the     * * *.

     7.    The        * * *             initially drafted but not filed by * * *
for an               * * *
including without limitation any and all inventions described in the     * * *
 .

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the commission.

                                   EXHIBIT C
                                   ---------

                              Assignment of Lease
                              -------------------

                      ASSIGNMENT AND ASSUMPTION AGREEMENT


     This Assignment and Assumption Agreement ("Agreement") is entered into as of December 14, 1994, by and among PHONEPRINT, INC., a Delaware corporation ("PhonePrint") and ESL, INCORPORATED, a California corporation ("ESL"), with reference to the following facts:

     A. Concurrently herewith, ESL and PhonePrint have entered into an Asset Purchase Agreement of even date herewith (the "Purchase Agreement") pursuant to which PhonePrint is purchasing certain Assets (as defined in the Purchase Agreement).

     B. As a material inducement for the purchase of the Assets by PhonePrint and pursuant to the terms of the Purchase Agreement, ESL desires to assign ESL's rights to PhonePrint and to have ESL's obligations assumed by PhonePrint as arising under a certain Lease and attached exhibits for the business premises of ESL at 207 East Java Drive, Sunnyvale, California, dated June 30, 1992, as amended April 15, 1993, June 30, 1993 and November 23, 1994 (the "Lease"), a copy of which is attached hereto as Exhibit "A", by and between ESL and Westminster Management Corporation, a Canadian corporation ("Lessor"), on the terms and conditions set forth below.

     NOW, THEREFORE, the parties hereby agree as follows:

     1.    Assignment of Rights by ESL.  ESL hereby assigns, transfers and sets
           ---------------------------
over to PhonePrint, all of ESL's right, title and interest in and to and under the Lease effective as of the Closing Date (as defined in the Purchase Agreement). ESL hereby represents to PhonePrint that ESL has performed all material obligations required to be performed by it under the Lease through the Closing Date, and neither ESL nor Lessor is in material default thereunder; and no event has occurred that, with the lapse of time or giving of notice, or both,
(i) would constitute a material breach or material default thereunder by ESL or Lessor or would cause or permit acceleration of any obligation of ESL or Lessor or (ii) would materially and adversely affect any of the Assets or the business to be conducted therewith.

     2.    Assumption of Obligations by PhonePrint.  In reliance on the
           ---------------------------------------
foregoing representations and warranties, PhonePrint hereby accepts the foregoing assignment and assumes, as of the Closing Date, all of ESL's obligations under the Lease. ESL agrees that PhonePrint shall be responsible only for liabilities, claims or obligations under the Lease that accrue on or after the Closing Date. ESL further agrees to hold PhonePrint and its successors and assigns harmless from any liability, claim or obligation under the Lease that has arisen or may arise in connection with events or actions occurring on or prior to the Closing Date. Except for the liabilities expressly assumed in this Agreement, PhonePrint shall not assume or be responsible for any liabilities or obligations of ESL whatsoever, regardless of amount, character or description, whether accrued, contingent or otherwise, including, without limitation, any liability for federal, state, or local income, sales, use, property or other taxes or assessments arising out of or in connection with operative events occurring on or prior to the Closing Date.

     3.    Successors and Assigns.  The rights under this Agreement may not be
           ----------------------
assigned, nor the obligations hereunder delegated, by ESL without the prior written consent of PhonePrint in its sole discretion. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors, assigns, heirs, legatees, executors and administrators of the parties. ESL acknowledges and agrees that PhonePrint may assign its rights and delegate its duties hereunder, subject to any restrictions found in the Lease, without the consent of ESL.

     4.    Governing Law; Jurisdiction and Venue; Severability.  This Agreement
           ---------------------------------------------------
shall be governed by and construed in accordance with the laws of the State of California, without regard to principles of conflicts of law. The parties agree that any dispute regarding the interpretation or validity of this Agreement shall be subject to the exclusive jurisdiction of the state and federal courts in and for the County of San Diego, California, and each party hereby agrees to submit to the personal and exclusive jurisdiction and venue of such courts.

     5.    Severability.  If any term, covenant or condition of this Agreement
           ------------
is held to be to any extent invalid, void, or otherwise unenforceable by any court or arbitrator, the remainder of this Agreement shall not be affected thereby and each term, covenant and condition of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

     6.    Entire Agreement; Modification and Waiver.  This Agreement, together
           -----------------------------------------
with the agreements and documents referred to herein, constitute the entire agreement between the parties hereto with respect to the subject matter hereof and supersede all prior and contemporaneous agreements and understandings. This Agreement may be modified, amended or supplemented only by a written instrument duly executed by all parties hereto. No covenant, term or condition or the breach thereof shall be deemed waived, unless it is waived in writing and signed by the party against whom the waiver is claimed. Any waiver of breach of any covenant, term or condition shall not be deemed to be a waiver of any preceding or succeeding breach of the same or any other covenant, term or condition. The failure of any party to insist upon strict performance of any covenant, term or condition hereunder shall not constitute a waiver of such party's right to demand strict compliance therewith in the future. Time is of the essence for purposes of each and every provision of this agreement.

     7.    Drafting Party.  The provisions of this Agreement, and the documents
           --------------
and instruments referred to herein, have been examined, negotiated, drafted and revised by counsel for each party hereto and no implication shall be drawn nor made against any party hereto by virtue of the drafting of this Agreement.

     8.    Counterparts.  This Agreement may be executed in multiple copies,
           ------------
each of which shall be deemed an original and all of which shall constitute a single agreement binding on all parties.

     9.    Further Acts.  ESL agrees to perform any further acts and execute any
           ------------
further documents that may be necessary to give effect to the agreements and the intent of the parties hereunder, including, but not limited to, causing Lessor to enter into a Consent to Assignment and Assumption Agreement substantially in the same form as Exhibit "B" attached hereto.


               [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


PHONEPRINT, INC.,                ESL, INCORPORATED,
a Delaware corporation           a California corporation


By:______________________        By:__________________________________


Title:___________________        Title:_______________________________



                        [COUNTERPART SIGNATURE PAGE TO
                     ASSIGNMENT AND ASSUMPTION AGREEMENT]

                                  EXHIBIT "A"


                                   L E A S E
                                   - - - - -

1.   PARTIES
     -------

          THIS LEASE is made as of this 30th day of June, 1992 by and between WESTMINSTER MANAGEMENT CORPORATION, a Canadian corporation having its principal place of business at 4921 Birch Street, Suite 100, Newport Beach, California 92660, hereinafter referred to as "Landlord", and ESL INCORPORATED, a California corporation having a principal place of business at 495 Java Drive, Sunnyvale, California 94088-3510, hereinafter referred to as "Tenant".

2.   PREMISES
     --------

          A.   Premises.  Landlord does demise and lease unto Tenant and Tenant
               --------
does hereby take and hire upon subject to the terms, covenants and conditions herein contained, the Premises, situated in the City of Sunnyvale, County of Santa Clara, State of California, known as 207 East Java Drive, located within the Property as defined in Paragraph 2.B, which are more particularly shown and
                           -------------
as set forth in Exhibit "A" attached hereto and by reference made a part hereof,
                -----------
together with the right to the reasonable and proportionate use of the Common Area as defined in Paragraph 2.C.
                   -------------

          B.   Property: Building.  The term "Property" shall mean that certain
               ------------------
real property, described as Parcel B as shown upon that certain Parcel Map recorded in Book 383, Page 35 of Maps, which map was filed for record in the office of the Recorder of the County of Santa Clara, State of California, on March 28, 1977, in Book 391 of Maps, Page 47, together with the improvements thereon and appurtenances thereto, subject to all easements thereof, consisting of one (1) building (the "Building") containing a total building area of approximately 34,440 square feet, in the City of Sunnyvale, County of Santa Clara, State of California, all as more particularly shown on Exhibit "B".
                                                              -----------

          C.   Common Area.  The term "Common Area" shall mean all areas and
               -----------
facilities within the Property provided and designated by Landlord for the general use, benefit and convenience of Tenant and other tenants and occupants of any part of the Property, including without limitation, those portions of the Building for the general use, benefit and convenience of all tenants of the Building, such as common pipes, wires and appurtenant equipment serving the Building, including the fire sprinkler system, the roof surface, parking areas, sidewalks, landscaped and planted areas, driveways, truckways, retaining walls, common neighbor walls, all exterior surface areas of the Building and all other areas, facilities and improvements provided by Landlord for the common use of Landlord and tenants of the Building, subject to the reasonable rules and regulations and reasonable changes therein from time to time promulgated by Landlord governing the use of the Common Areas.

          D.   Tenant's Percentage.  The term "Tenant's Percentage" shall mean
               -------------------
the percentage of the area of the Premises to the total area of the Building. Tenant's Percentage is agreed to be forty-six and four-tenths percent (46.4%) for the purpose of this Lease.

3.   USE OF PREMISES
     ---------------

          Tenant may use and occupy the Premises for office, light manufacturing, warehouse and research and development uses and other lawful purposes subject to the zoning ordinances of the City of Sunnyvale, California.

4.   TERM
     ----

          The term of this LEASE shall be for a period of six (6) months commencing on July 15, 1992 ("Commencement Date").

5.   RENT
     ----

          Tenant shall pay to Landlord, in advance without deduction or offset, on the first day of each month of the term hereof, rental for the Premises in installments of Eight Thousand Dollars ($8,000) per month.

          Rental shall be payable without notice or demand at the address stated herein or to such persons or at such places as Landlord may designate in writing. Tenant shall pay to Landlord one month's rent in the amount of Eight Thousand Dollars ($8,000) upon the execution of the Lease which sum shall be applied to the first full calendar month of the Lease. In the event the Commencement Date does not fall on the first day of a calendar month, Tenant shall pay to Landlord on the Commencement Date the pro rata portion of the monthly rent applicable to the first partial month of the term. All rent shall be paid to Landlord at:

          c/o Strutt Parker California
          4921 Birch Street, Suite 100
          Newport Beach, CA 92660

6.   COMMON AREA EXPENSES
     --------------------

          A.   Landlord to Maintain.  Landlord shall operate, replace, maintain
               --------------------
and repair the Common Area. The manner in which such area shall be maintained and the expenditures therefor shall be at the sole discretion of Landlord. Landlord shall at all times have exclusive control of the Common Area and may at any time temporarily close any part thereof and exclude anyone from any part thereof. Landlord may change the configuration or location of the Common Area. In exercising any such rights, Landlord shall make a reasonable effort to minimize any disruption of Tenant's business and shall not interfere with access to the Premises by the bona fide customers, employees and invitees of Tenant.

          B.   Tenant to Pay.  During the term of this Lease, Tenant agrees to
               -------------
pay, on a monthly basis as set forth in Section 7, as additional rent, Tenant's
                                        ---------
Percentage of all costs and expenses as may be paid or incurred by Landlord in maintaining, operating, replacing and repairing the Common Area (hereinafter referred to as the "Common Area Expenses") during the term of this Lease. The Common Area Expenses may include, without limitation, the following: (i) Assessments and dues, if any, payable under any covenants, conditions and restrictions covering the Property; (ii) the cost of supplies, materials and tools used in operation and maintenance of the Common Area; (iii) the cost of gas, water, sewer usage and lighting used in the Common Area and the Building, if not separately rendered to the Premises; (iv) the cost of landscaping maintenance and reasonably required replacement; (v) the cost of maintenance and repair of the concrete walkways, paved parking areas, roof surface and all other portions of the Common Area; (vi) the cost of parking area sweeping service and exterminator service.

7.   ADDITIONAL RENT
     ---------------

          From and after the Commencement Date, Tenant shall pay Landlord on the first day of each calendar month of the term of this Lease, together with the rent, as set forth in Section 5, Four Hundred Thirty-Eight Dollars ($438) as
                      ---------
additional rent in payment of the estimated amount of Tenant's Percentage of the Common Area Expenses. The foregoing estimated monthly charge may be adjusted by Landlord at the end of any calendar year on the basis of Landlord's experience and reasonably anticipated costs. Any such adjustment shall be effective as of the first month of the calendar year for which Landlord has estimated costs.

          Within sixty (60) days after the end of each calendar year or after the expiration date of the Lease, Landlord shall furnish Tenant a statement covering the calendar year, or portion thereof during which this Lease has been in effect, and the payments made by Tenant with respect to such period as set forth in Section 7. If Tenant's payments for Tenant's Percentage of the Common
         ---------
Area Expenses exceed the amount of the Tenant's Percentage of the actual Common Area Expenses, Landlord shall refund the amount of the overpayments to Tenant. If Tenant's payments for Tenant's Percentage of the Common Area Expenses are less than the amount of the Tenant's Percentage of the actual Common Area Expenses, Tenant shall pay to Landlord the amount of any deficiency within thirty (30) days after written notice of the amount of such deficiency from Landlord. The payments by Tenant of Tenant's Percentage of the Common Area Expenses shall be prorated as of the Commencement Date and the expiration of the term of this Lease.

          Failure by Tenant to pay any of the amounts required to be paid under this Section 7 shall constitute a default under the terms hereof in like manner
     ---------
as failure to pay rental when due.

8.   NET LEASE
     ---------

          This Lease is what is commonly called a "Net Lease", it being understood that Landlord shall receive the rent set forth above free and clear of any and all taxes, assessments, liens, charges or expenses in connection with the ownership and operation of the Premises except as specifically set forth herein. In addition to the rent reserved above Tenant shall pay to the parties respectively entitled thereto all taxes, assessments, insurance premiums, operating charges, maintenance charges, Common Area Expenses, and any other charges, costs and expenses against the Premises which arise or may be contemplated under any provisions of the Lease commencing upon the execution of this Lease and thereafter during the term hereof. All of such charges, costs and expenses shall constitute additional charges and upon the failure of Tenant to pay any of such costs, charges or expenses, Landlord shall have the same rights and remedies as otherwise provided in this Lease for the failure of Tenant to pay rent.

9.   LATE CHARGES
     ------------

          It is agreed that Tenant shall be responsible for and shall pay Landlord interest on all sums not paid within fifteen (15) days from the due date thereof at ten percent (10%) per annum or the maximum rate allowed by law, whichever is greater, from the due date to and including the date of payment. In addition, Tenant shall pay Landlord a late charge equal to five percent (5%) of the amount due as a fair and reasonable estimate of administrative, processing and accounting costs incurred by Landlord as a result of Tenant's failure to deliver any payment due hereunder within fifteen (15) days from the due date thereof.

10.  ACCEPTANCE OF PREMISES
     ----------------------

          By execution of this Lease, Tenant accepts the Premises as being in good and sanitary order, condition, and repair and accepts the building and improvements on the demised Premises in the condition existing as of the Commencement Date of the Lease. Landlord makes no representation, or warranty with respect to the condition of the Premises or its fitness or availability for any particular use, and Landlord shall not be liable for any latent or patent defect therein.

11.  NO RIGHT TO HOLD OVER
     ---------------------

          Tenant has no right to retain possession of the Premises or any part thereof beyond the expiration or earlier termination of this Lease.

12.  USES PROHIBITED AND WASTE
     -------------------------

          Tenant shall not commit, or suffer to be committed, any waste upon the Premises, or any nuisance, or allow any sale by auction upon the Premises, or allow the Premises to be used for any improper, unlawful or illegal purpose, or place any loads upon the floor, walls, or ceiling in excess of the maximum designed loads or which endanger the structure of the Premises. No waste materials or refuse shall be dumped upon or permitted to remain upon any part of the Premises outside of the building proper, nor shall articles of any nature be stored upon or permitted to remain on any part of the Premises outside of the building proper or other areas specifically designated therefor.

13.  HAZARDOUS MATERIALS
     -------------------

          LANDLORD'S OBLIGATIONS:
          ----------------------

          A. Upon the execution of this Lease and Tenant's entry onto the Premises under this Lease, Landlord represents to Tenant that it shall have delivered to Tenant the soil sample analysis for Hazardous Materials on the Premises and Tenant represents to Landlord that it has received said soils sample analysis.

          B. If Hazardous Material is present on the Premises at the time of Tenant's entry thereupon under this Lease, subject to subparagraph C of this

Section 13, Landlord shall be responsible for remediation, mitigation or removal
----------
of such Hazardous Materials as required by law and shall indemnify Tenant against any suits, losses or damages because of pollution, seepage or contamination caused by the Hazardous Materials.

          C. Notwithstanding anything to the contrary in subparagraph B of this Section 13, Tenant shall be responsible for any remediation, mitigation or
     ----------
removal required by law for any Hazardous Materials which were present prior to Tenant's entry upon the Premises if the remediation, mitigation or removal is required by law because of the negligent actions or omissions of Tenant which affected or exposed such materials and such remediation, mitigation or removal would not have been required but for the negligent act, error or omission of Tenant.

          D. Landlord agrees to indemnify, defend (using counsel reasonably acceptable to Tenant) and hold harmless Tenant, its officers, employees and agents from and against any claims, suits, damages, loss or costs (including attorneys' fees and removal, clean-up or restoration costs) arising from Landlord's ownership, possession or use of the Premises prior to the Commencement Date which results in the presence of Hazardous Material on the Premises unless the Hazardous Material is present as a result of the acts or omissions of Tenant, its agents, or employees or as a result of Tenant's failure or neglect to perform in accordance with the provisions of the Lease. This indemnification of Tenant by Landlord includes without limitation costs incurred in connection with any investigation of site conditions or any clean-up, remedial, removal or restoration work required by any federal, state or local governmental agency or political subdivision because of Hazardous Material present in the soil or ground water on or under the Premises.

          TENANT'S OBLIGATIONS:
          --------------------

          A. Tenant shall not cause or permit any Hazardous Materials to be brought upon, kept or used in or about the Premises by Tenant, its agents, employees, contractors or invitees, without prior written notice to Landlord. Tenant shall not cause or permit any Hazardous Materials to be discharged into the plumbing or sewage system of the Premises or onto the property underlying or adjacent to the Premises. Tenant shall neutralize by filtering or taking other action all Hazardous Materials generated by Tenant's activities on the Premises. Tenant shall, at its sole cost and expense, comply with any and all rules, regulations, codes, ordinances, statutes and other requirements of any federal, state or local governmental authority respecting Hazardous Materials, pollutions, harmful chemicals and other materials in connection with Tenant's activities on or about the Premises. Tenant specifically agrees to comply with any and all such requirements relating to the handling, use, storage and disposal of Hazardous Materials and other materials which are considered by any such governmental authority to be harmful, dangerous, toxic, flammable or otherwise deserving of special care. Without limiting the foregoing, if the presence of any Hazardous Material on the Premises, caused or permitted by Tenant, results in any contamination of the Premises or the property under or about the Premises, Tenant shall, at its sole cost and expense, promptly take all actions as are necessary to return the Premises to the condition existing prior to the introduction of any such Hazardous Material to the Premises; provided that Landlord's approval of such actions shall first be obtained which approval shall not be unreasonably withheld so long as such actions would not potentially have any material adverse long-term or short-term effect on the Premises. Tenant covenants that if it suspects pollution, seepage or contamination of a Hazardous Material upon the Premises, it will promptly inform Landlord of the condition.

          B. If Tenant breaches the obligations stated above or if the presence of Hazardous Material on the Premises caused or permitted by Tenant results in contamination of the Premises, or if contamination of the Premises by Hazardous Materials otherwise occur for which Tenant is liable under this Lease to Landlord for damage resulting therefrom, then Tenant shall indemnify, defend (using counsel reasonably acceptable to Landlord) and hold Landlord, its officers, employees and agents harmless from any and all claims, judgments, damages, penalties, fines, costs, liabilities or losses which arise during or after the Lease term as a result of such contamination. This indemnification of Landlord by Tenant includes without limitation costs incurred in connection with any investigation of site conditions or any clean-up, remedial, removal or restoration work required by any federal, state or local governmental agency or political subdivision because of Hazardous Material present in the soil or ground water on or under the Premises.

          The obligations of Landlord and Tenant under this Section 13 shall
                                                            ----------
survive the expiration of the Lease term.

14.  TENANT IMPROVEMENTS
     -------------------

          A.   Consent of Landlord.  Tenant shall not be entitled to make any
               -------------------
alterations, additions or improvements (collectively "Tenant Improvements") to the Premises without Landlord's prior written consent.

          Notwithstanding anything to the contrary herein, Tenant shall have no obligation to repair damage to the Tenant Improvements caused by normal wear and tear. Any Tenant Improvements including heating, lighting, electrical, air conditioning, partitioning, drapery and carpeting installation made by Tenant, which property by its installation has become an integral part of the building shall be and become the property of Landlord.

          B.   Notice of Commencement and Completion.  Tenant shall give
               -------------------------------------
Landlord at least twenty (20) business days' prior written notice of the date of commencement of construction of any Tenant Improvements to enable Landlord to post and record a notice of non-responsibility on the Premises prior to the commencement of such work. Within thirty (30) days after completion of construction, Tenant shall furnish to Landlord copies of as-built drawings, or other final plans and specifications and certificates of occupancy or finalized building permits from the City of Sunnyvale for all Tenant Improvements. Tenant covenants and agrees to assign to Landlord any and all guarantees or warranties given for the work performed or materials used and/or installed as part of the Tenant Improvements.

          C.   Inspection.  Landlord or any of its agents may inspect the
               ----------
construction of the Tenant Improvements at any time.

          D.  Liens.  Tenant shall not permit to be enforced against the
              -----
Premises any mechanics', materialmen's, contractors' or other liens arising from, or any claims for damages growing out of, any work herein authorized or otherwise arising (except from the actions of Landlord), and Tenant shall pay or cause to be paid all of said liens and claims before any action is brought to enforce the same against Tenant, Landlord or the Premises. Tenant agrees to indemnify and hold Landlord and the Premises free and harmless from all liability for any and all such liens and claims and all costs and expenses in connection therewith. Landlord may require that Tenant provide to Landlord, at Tenant's sole cost and expense, a lien and completion bond in an amount acceptable to Landlord insuring completion of the Tenant Improvements. If any claim of lien is recorded, Tenant shall pay such lien or record or deliver a surety bond sufficient to release any such lien imposed within ten (10) days after the earlier of the imposition of the lien or written request by Landlord. If Tenant fails to remove such lien within the prescribed 10-day period, then Landlord may do so at Tenant's expense, and Tenant shall reimburse Landlord for all such expenses within five (5) days after written demand by Landlord. Such reimbursement shall include all sums disbursed, incurred or deposited by Landlord, including Landlord's costs, expenses and reasonable attorneys' fees with interest thereon at the maximum interest rate permitted by law.

          E.   Removal.  Tenant shall be under no obligation to remove, at the
               -------
expiration or earlier termination of the Lease, any Tenant Improvements unless Landlord notifies Tenant in writing at the time of the installation of said Tenant Improvement that removal will be required.

15.  CONDEMNATION
     ------------

          If the whole or any part of the Premises shall be taken or condemned by any competent authority for any public or quasipublic use or purpose, which taking or condemnation shall render the Premises unfit for the use which Tenant was utilizing the Premises immediately prior to the taking or condemnation, then this Lease shall terminate on the date when the possession of the part so taken shall be acquired for such use or purpose, and the rental payments made or required to be made under this Lease by Tenant shall be abated and prorated as of the date of possession by the condemnor arising from such taking.

16.  DEFAULT
     -------

          If: (a) Tenant shall fail to pay any rent or other sum payable hereunder when due and thereafter fail to pay for a period of ten (10) days following receipt of notice of such failure; (b) Tenant shall fail to observe, keep or perform any of the other terms, covenants, agreements or conditions contained herein and on the part of Tenant to be observed or performed and such default continues for a period of thirty (30) days after written notice by Landlord or beyond the time reasonably necessary for cure if such default is of a nature to require more than thirty (30) days to remedy; (c) Tenant shall become bankrupt or insolvent or make a transfer in fraud of creditors, or make an assignment for the benefit of creditors, or take or have taken against Tenant any proceedings of any kind under any provision of the Federal Bankruptcy Act or under any other insolvency, bankruptcy or reorganization act and in the event any such proceedings are involuntary, Tenant is not discharged from the same within sixty (60) days thereafter; (d) a receiver is appointed for a substantial part of the assets of Tenant; (e) Tenant shall abandon the Premises; or (f) this Lease or any estate of Tenant hereunder shall be levied upon any attachment or execution; then any such event shall constitute an event of default by Tenant. Upon occurrence of any event of default by Tenant hereunder, Landlord may, at its option and without any further notice or demand, in addition to any other rights and remedies given hereunder or by law, do any of the following:

               (i) Landlord shall have the right, so long as such default continues, to terminate this Lease by giving to Tenant written notice of such termination.

               (ii) In the event of any such termination of this Lease, Landlord may then or at any time thereafter, re-enter the Premises by any lawful method available to Landlord and remove therefrom all persons and property and again repossess and enjoy the Premises without prejudice to any other remedies that Landlord may have by reason of Tenant's default or of such termination.

               (iii) In the event of any such termination of this Lease, and in addition to any other rights and remedies Landlord may have, Landlord shall have all the rights and remedies of a landlord provided by Section 1951.2 of the California Civil Code. The amount of damages which Landlord may recover in event of such termination shall include, without limitation; (a) the worth at the time of award (computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%)) of the amount by which the unpaid rent for balance of the term after the time of award exceeds the amount of rental loss that Tenant proves could be reasonably avoided; (b) any reasonable legal expenses and other costs incurred by Landlord in effecting re-entry or repossession of the Premises: (c) all reasonable costs incurred by Landlord in restoring the Premises to good order and condition or in remodeling, renovating or otherwise preparing the Premises for reletting; and (d) all reasonable costs including, without limitation, any brokerage commissions, incurred by Landlord in reletting the Premises.

               (iv) In the event Tenant breaches this Lease or abandons the Premises and Landlord does not elect to terminate this Lease by reason of such breach of abandonment, this Lease shall continue in full force and effect, and in addition to any other rights and remedies Landlord may have, Landlord shall have all of the rights and remedies of a landlord provided by Section 1951.4 of the California Civil Code, including the right to recover rent as it falls due. Without any obligation to do so, Landlord may also relet the Premises as the agent of Tenant and for Tenant's account for such term, which may extend beyond the term of this Lease, and upon such other items and conditions as Landlord may deem appropriate. Landlord may do all things reasonably necessary for such reletting, including repair, remodeling and renovating of the Premises and Tenant shall reimburse Landlord on demand for all reasonable costs incurred by Landlord in connection therewith. In the event Landlord relets the Premises, Landlord shall apply any sums received upon such reletting in the following order of priority: (a) to the payment of any indebtedness other than rent due hereunder from Tenant to Landlord, (b) to the payment of all reasonable costs incurred by Landlord in restoring the Premises to good order and repair, or in remodeling, renovating or otherwise preparing the Premises for reletting, (c) to the payment of all reasonable costs (including, without limitation, any brokerage commissions) incurred by Landlord in reletting the Premises; (d) to the payment of rent due and unpaid hereunder; (e) the balance, if any, to the payment of future rent as the same may become due hereunder. Notwithstanding any determination by Landlord not to elect to terminate this Lease, Landlord may at any time elect to terminate this Lease for any previous breach or default hereunder by Tenant which remains uncured or for any subsequent breach or default.

               (v) After terminating this Lease, Landlord may remove any and all personal property located in the Premises and place such personal property in a public or private warehouse or elsewhere at the sole cost and expense of Tenant. In the event that Tenant shall not immediately pay the cost of storage of such personal property after the same has been stored for a period of thirty (30) days or more, Landlord may sell to the extent permitted by law, any or all thereof at a public or private sale in a commercially reasonable manner and at such commercially reasonable times and places as Landlord may deem proper, without notice to or demand upon Tenant. To the extent that such sale is not permitted if such property is owned by the U.S. government, Landlord shall dispose of the property in a manner permitted by applicable law. Tenant waives all claims for damages that may be caused by Landlord's removing or storing or selling the personal property as herein provided, except where such damage is caused by Landlord's negligence or willful misconduct, and Tenant shall indemnify and hold Landlord free and harmless from and against any and all losses, costs and damages, including without limitation all reasonable attorneys' fees and costs of Landlord occasioned thereby.

17.  WAIVER
     ------

          No waiver of any breach or breaches of any provision, covenant, or condition of this Lease shall be construed to be a waiver of any preceding or succeeding breach of such provision, covenant or condition, or any other provision, covenant or condition.

18.  TIME
     ----

          This section has been deleted by agreement of the parties.

19.  MAINTENANCE AND REPAIR
     ----------------------

          In addition to Landlord's obligation to maintain the Common Area as provided in Section 6.A, Landlord at its cost shall maintain, in good condition,
            -----------
the structural parts of the building that are a part of the Premises, which structural parts include only the foundations, bearing and exterior walls (excluding glass and doors) and structural members of the roof.

          Tenant shall, during the term of this Lease, keep in good order, condition and repair, the Premises and every part thereof, structural (except as set forth above) or nonstructural. Tenant shall maintain a heating, ventilating and air conditioning systems preventive maintenance contract with not less than quarterly service, which shall be subject to the reasonable approval of Landlord and paid for by Tenant and which shall provide for and include without limitation replacement of filters, oiling and lubricating of machinery, parts replacement, adjustment of drive belts, oil changes and other preventive maintenance. If Tenant fails to perform Tenant's obligations under this Section, Landlord may at Landlord's option after thirty (30) days' prior written notice to Tenant (or sooner, at Landlord's discretion, in the event Landlord determines that such repair is required on an emergency basis): (a) enter upon the Premises subject to Tenant's applicable security requirements, and put the same in good order, condition and repair, and the cost thereof together with interest thereon at the greater of (i) ten (10) percent pier annum or (ii) the lesser of (A) the maximum rate allowed by law or (B) five percent (5%) in excess of the federal discount rate (which is the rate on advances to member banks under Section 13 and 13(a) of the Federal Reserve Act) at the Federal Reserve Bank of San Francisco on the 25th day of the month preceding the date the repayment obligation arises (hereafter "Federal Discount Rate"), shall be due and payable as additional rent to Landlord together with Tenant's next rental installment (or within ten (10) days from receipt of notice if payments of monthly rental have not yet commenced); (b) assume responsibility for maintenance and repair of the Premises, or any part thereof, and require Tenant to reimburse Landlord on a monthly basis for all expenses incurred thereby; and/or (c) exercise any and all remedies available to Landlord pursuant to Section 16 herein.
                                           ----------

20.  INSURANCE
     ---------

          A.   Insurance Coverage.
               ------------------

               1. Landlord shall maintain: (i) insurance with respect to the Premises against loss or damage by fire, lightning, windstorm, hail, explosion, riot, riot attending a strike, civil commotion, aircraft, vehicles, smoke and other risks from time to time included under "all risk" policies, in an amount equal to at least one hundred percent (100%) of the full replacement value of the Premises and in any event in an amount sufficient to prevent Landlord or Tenant from becoming a co-insurer of any partial loss under the applicable policies, which shall be written on a replacement cost basis; (ii) explosion insurance in respect to any steam and pressure boilers and machinery, including but not limited to air conditioning units, power and lighting panels, and similar apparatus located on the Premises in amounts subject to approval by Landlord. Landlord may, at its option and at its cost, maintain insurance against loss or damage to the Premises by earthquake and/or flood. Tenant will reimburse Landlord for Landlord's annual cost of "all risk" insurance, excluding Tenant's proportionate share of any cost attributable to coverage for loss or damage due to earthquake or flood, within thirty (30) days of receipt of an invoice for such costs from Landlord.

          2. Tenant, at its expense, shall maintain with insurers approved by Landlord, which approval shall not be unreasonably withheld: (i) insurance with respect to Tenant's equipment, inventory, fixtures and personal property located in, on or about the Premises against loss or damage by fire, lightning, windstorm, hail, explosion, riot, riot attending a strike, civil commotion, aircraft, vehicles, smoke and other risks from time to time included under "all risk" policies, in an amount equal to at least one hundred percent (100%) of the full replacement value thereof; (ii) public liability and property damage insurance applicable to the Premises in an amount of not less than Two Million Dollars ($2,000,000) combined single limit which amount may be increased, if requested by Landlord, to the amount customarily carried by owners and operators of similar properties which insurance shall be primary not contributory to any other insurance available to Landlord; and (iii) appropriate worker's compensation or other insurance against liability arising from claims of workmen in respect of and during the period of any work on the Premises. Tenant will comply with such other requirements as Landlord or any mortgagee of Landlord may from time to time reasonably request for the protection by insurance of their respective interests.

          B.   Policy Requirements.  Any such insurance may, at Tenant's option,
               -------------------
be provided through a blanket policy or policies provided the coverage and limits of coverage applicable to the Premises are set forth on a certificate of the insurer satisfactory to Landlord in form and substance.

          C.   Delivery of Policies.  Upon the execution of this Lease and
               --------------------
thereafter not less than thirty (30) days prior to the expiration date of any policy delivered pursuant to this section, Tenant will deliver to the Landlord the original of any policy or renewal policy, as the case may be, required by this Lease, bearing notations evidencing the payment of premiums, except that, in lieu of any such policy, Tenant may deliver a certificate of the insurer, satisfactory to Landlord in substance and in form, as to the issuance and effectiveness of such policy, and naming Landlord as Certificate Holder and Loss Payee, as its interests may appear and the amount of coverage afforded thereby.

21.  HOLD HARMLESS
     -------------

          Tenant agrees to indemnify and hold harmless Landlord against and from any and all claims of damage or injury arising from Tenant's use of the Premises or the conduct of its business on the Premises, or Tenant's failure to comply with any of the terms or conditions of this Lease, except and only to the extent that such claim or damage is caused by Landlord's negligence or willful misconduct. Tenant as a material part of the consideration to Landlord, hereby assumes all risk of damage to property or injury to persons in, upon, or about the Premises from any cause other than Landlord's negligence or willful misconduct, and Tenant hereby waives all such claims against Landlord.

          Landlord agrees to indemnify and hold harmless Tenant against and from any and all claims of damage or injury to the extent arising from Landlord's active negligence or willful misconduct or Landlord's failure to comply with any of its obligations under the terms of this Lease.

22.  RIGHT OF ENTRY
     --------------

          Landlord, or its agents, may at any reasonable time upon reasonable advance notice enter in and upon the Premises to make repairs, post notices, inspect said Premises, or show the Premises to prospective tenants or purchasers.

23.  QUIET ENJOYMENT
     ---------------

          Landlord covenants and agrees that Tenant, upon performing the covenants, agreements and conditions of this Lease to be kept and performed by Tenant, shall lawfully and quietly hold, occupy and enjoy said demised Premises during the term of this Lease, without hindrance or molestation by Landlord, or any person or persons claiming under Landlord.

24.  SUBORDINATION
     -------------

          Tenant agrees that this Lease may, at the option of Landlord, be subject and subordinate to any mortgage, deed of trust or other instrument of security which has been or shall be placed on the land and/or building of which the Premises form a part, and this subordination is hereby made effective without any further act of Tenant. Tenant shall, at any time hereinafter, on demand execute any instruments, releases, or other documents that may be reasonably required by Landlord or any mortgagee, or trustor or beneficiary under any deed of trust for the purpose of subjecting and subordinating this Lease to the lien of any such mortgage, deed of trust or other instrument of security, and the failure of Tenant to execute any such instruments, releases, or documents shall constitute a default hereunder. Notwithstanding such subordination, Tenant's right to quiet possession of the Premises shall not be disturbed if Tenant is not in default and so long as Tenant shall pay the rent and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms. Landlord agrees to request any lender whose loan is currently secured by the Premises to agree to execute a non-disturbance agreement in favor of Tenant.

25.  SIGNS
     -----

          Tenant shall not place, nor permit to be placed, upon the exterior walls, roof or any portion of the Premises, any signs, advertisements or notices whatsoever without the prior written consent of Landlord, which consent shall not be unreasonably withheld.

26.  UTILITIES AND SERVICES
     ----------------------

          Tenant shall pay the cost of all utilities, water, sewer rent, garbage, telephone and other communication services rendered to and exclusively metered at the Premises. Domestic water is not metered to the Premises but to the Building and shall be paid by Tenant as a Common Area Expense. Landlord shall determine the reasonable proportion of the domestic water costs attributable to Tenant based on Landlord's knowledge of water costs to the Building at those times when the Premises have been unoccupied and no domestic water costs were attributable to the Premises but only to that part of the Building occupied by other tenants. Tenant shall also be responsible for any janitorial and other services obtained by Tenant to be supplied to or consumed on the Premises.

27.  TAXES AND ASSESSMENTS
     ---------------------

          Tenant shall pay all real and personal property taxes applicable to the Premises during the term of this Lease. Tenant shall be responsible for any increase in the real property taxes resulting from a reassessment of the value of the Premises by the County of Santa Clara due to a change of ownership unless such change of ownership is a transfer of the Premises to a "related entity" of Landlord. "Related entity" means any entity which is controlled by Landlord or any entity which controls Landlord. On or before April 1 and December 1 of each calendar year during the term of this Lease, except as set forth herein, Tenant shall pay to Landlord, as additional rent, Tenant's Percentage Share of the real property taxes as set forth on the county's tax statement for the Premises. Landlord shall give Tenant at least thirty (30) days' prior written notice of the amount so due. If any such taxes shall cover any period of time prior to or after the expiration of the term hereof, Tenant's share of such taxes shall be equitably prorated as determined by Landlord to cover only the period of time within the tax fiscal year during which this Lease shall be in effect. Tenant shall pay to Landlord such prorated amount within thirty (30) days after written notice from Landlord of the amount so due, and Landlord shall pay such taxes directly to the county tax assessor. If Tenant shall fail to pay any such taxes, Landlord shall have the right to (a) pay the same, in which case Tenant shall immediately repay such amount to Landlord plus interest at the greater of
(i) ten percent (10%) or (ii) the lesser of (A) the maximum allowed by law or
(B) the Federal Discount Rate as defined in Section 19 from the due date to and
                                            ----------
including the date of payment; and/or (b) exercise any and all remedies available to Landlord pursuant to Section 16 herein.
                                  ----------

          As used herein, the term "real property tax" shall include any form of assessment, license fee, rent tax, levy, penalty, taxes based on vehicles utilizing parking areas in the Premises, or taxes (other than income, franchise, transfer, inheritance or estate taxes) imposed by any authority having the direct or indirect power to tax, including any city, county, state or Federal Government, or any school, agricultural, lighting, drainage or other improvement district thereof, as against any legal or equitable interest of Landlord in the Premises or in the real property of which the Premises are a part, as against Landlord's right to rent or other income therefrom. If any assessment is payable in installments, Landlord agrees that Tenant shall be responsible only for those installments coming due during the term of the Lease.

          Nothing herein shall prevent Tenant from contesting and Tenant may contest, and institute all proceedings reasonably necessary to contest, the validity and amount of any property tax provided Tenant protects the Premises and the interest of Landlord and the beneficiary of a deed of trust upon the Premises against any lien upon the Premises by a surety bond in an amount equal to one and one-half (1 1/2) times the amount contested, issued by an insurance company acceptable to Landlord and which indemnifies and saves Landlord harmless from all loss and expense, including attorneys' fees, arising from any such contest.

28.  ASSIGNMENT AND SUBLETTING
     -------------------------

          Tenant shall not assign this Lease or sublet the Premises, either in whole or in part, nor mortgage or otherwise hypothecate the leasehold interest of Tenant, or any part or parts thereof without first obtaining in each and every instance, Landlord's written consent, which consent Landlord may withhold in its sole and absolute discretion. Tenant may, without obtaining Landlord's consent (a) assign or transfer this Lease to any successor corporation, provided all or a majority of the assets of Tenant are transferred to the successor corporation, or to a parent corporation which wholly-owns Tenant, a subsidiary wholly-owned by such parent, or a subsidiary wholly-owned by Tenant, provided that any such successor corporation or assignee assumes Tenant's obligations hereunder, or (b) sublet the Premises to any of the entities referenced in
Section 28(a).
-------------

          No sublease by Tenant shall relieve Tenant of any of its obligations under this Lease or reduce, diminish or impair such obligations. No assignment by Tenant shall relieve Tenant of any of its obligations under this Lease or reduce, diminish or impair such obligations.

29.  DAMAGE TO OR DESTRUCTION OF PREMISES
     ------------------------------------

          A.   Partial or Total Damage - Defined.  The term "Total Damage" when
               ---------------------------------
used herein shall mean damage or destruction to the Premises to the extent that the cost of repair is fifty percent (50%) or more of the replacement cost of the entire Premises at the time of such damage or destruction.

          The term "Partial Damage" when used herein shall mean damage to the Premises to the extent that the cost of repair is less than fifty percent (50%) of the replacement cost of the entire Premises at the time of such damage.

          B.   Partial or Total Damage - Insured.  In the event of Total or
               ---------------------------------
Partial Damage to the Premises from a casualty covered under an insurance policy required to be maintained pursuant to Section 20 hereof, Landlord shall
                                      ----------
immediately commence such repair or restoration if such repair or restoration can be completed within thirty (30) days following the date of such damage or destruction.

          To the extent that the insurance proceeds are inadequate to pay in full the cost of repair or restoration of the Premises, or if insurance proceeds are not available due to Tenant's default hereunder, Tenant shall be responsible for all such costs in excess of any applicable insurance proceeds received by Landlord and all such sums shall be paid by Tenant to Landlord upon demand prior to Landlord's use of any applicable insurance proceeds.

          C.   Partial or Total Damage - Uninsured.  In the event of Total or
               -----------------------------------
Partial Damage to the Premises from a casualty not covered under an insurance policy required to be maintained pursuant to Section 20 hereof, Landlord may
                                             ----------
elect to repair such damage and restore the Premises if such reparation or restoration can be completed within thirty (30) days at Landlord's sole cost, and this Lease shall continue in full force and effect or Landlord may give notice to Tenant within thirty (30) days after the date of occurrence of such damage, that it elects not to repair or restore the Premises in which event Tenant may elect to repair such damage and restore the Premises at its sole cost. If Tenant does not repair the Premises at its sole cost, this Lease will be deemed terminated as of the date of occurrence of the Partial or Total Damage.

          D.   Abatement and Adjustment of Rent.  If Partial or Total Damage
               --------------------------------
occurs and Landlord or Tenant repairs or restores the Premises pursuant to the provisions of this Section 29, the Rent, Common Area Expenses and other charges
                   ----------
payable by Tenant hereunder for the period during which such damage, repair or restoration continues shall be paid as due.

          Upon termination of this Lease pursuant to this Section, a pro rata adjustment of rent, taxes, insurance and other charges payable hereunder (based upon a thirty (30) day month) shall be made.

30.  ESTOPPEL CERTIFICATE
     --------------------

          Tenant shall, at any time and from time to time upon request by Landlord, execute, acknowledge and deliver to Landlord a statement in writing certifying that (a) this Lease is unmodified and in full force and effect (or if there have been modifications that the same is in full force and effect as modified and identifying the modifications); (b) the dates to which the rent and other charges have been paid; (c) the term of the Lease and any option to extend the term; (d) the amount of any security deposit; (e) so far as the person making the certificate knows, Landlord is not in default under any provisions of this Lease; and (f) any other matters as may be reasonably requested by Landlord. It is intended that any such statement may be relied upon by any person proposing to acquire Landlord's interest in this Lease or any prospective mortgage of, or assignee of any mortgage upon, such interest. Notwithstanding the time periods set forth in
Section 16 of this Lease, Tenant shall be in default under the terms of this
----------
Lease if Tenant fails to deliver to Landlord the statement required by this section within ten (10) days of receipt by Tenant of written request for such statement.

31.  REGULATORY COMPLIANCE
     ---------------------

          Tenant agrees to comply with all Legal Requirements including, but not limited to those dealing with Hazardous Materials and Insurance Requirements related to Tenant's use, occupancy or possession of the Premises including the making of all necessary alterations or repairs to the Premises in order for said Premises to comply thereunder.

32.  OPTION TO EXTEND
     ----------------

          Provided that Tenant is not in default under any of the terms of this Lease at the date on which the options granted herein are exercised or at the expiration of the original term or extended term, as appropriate, Tenant shall have the option to extend this Lease for three (3) successive periods of one month each, subject to Landlord's rights as set forth in subsection 33.A. Each
                                                         ---------------
such period of one month is referred to herein as the "Option Term". The options to extend shall be exercised by giving Landlord written notice of Tenant's irrevocable exercise of the Option Term not less than thirty (30) days prior to the expiration of the original term or extended term as applicable ("Tenant's Notice"). All terms and conditions of this Lease shall apply to the option Terms.

33.  LEASING RIGHTS
     --------------

          A.   Landlord's Right of Refusal.  Landlord shall have the right to
               ---------------------------
refuse Tenant's exercise of any Option Term if Landlord has identified another tenant (the "Long-Term Tenant") to lease the Building for a term of three (3) years or more and has negotiated with such Long-Term Tenant to such extent as to reasonably anticipate entering into a lease with the Long-Term Tenant.

          B.   Tenant's Right to Lease.  If Tenant is not in default under any
               -----------------------
of the terms of this Lease at the time Landlord identifies the Long-Term Tenant, Landlord shall offer to Tenant a first right to lease the Premises on substantially the same terms upon which Landlord is prepared to lease the Premises to the Long-Term Tenant, other than those terms which would normally apply only to a new rather than an existing tenant.

          Tenant shall have five (5) business days after receipt of written notice of the terms upon which Landlord is prepared to lease the Premises to the Long-Term Tenant to accept such terms in writing. Tenant's failure to respond to Landlord's notice within said five (5) business days shall be deemed rejection of the terms by Tenant, and Landlord may elect to proceed to lease the available space to the Long-Term Tenant, for a term to commence following the expiration of Tenant's then existing original term of Option Term.

34.  BROKER'S COMMISSION
     -------------------

          Landlord and Tenant warrant and represent to each other that they have had no dealings with any real estate brokers or agents in connection with the negotiation of this Lease, except for CPS Realty Group, represented by James Regan and Greg Davies.

          Tenant agrees to indemnify and hold Landlord harmless from any cost, expense or liability (including reasonable attorneys' fees in connection therewith) for any compensation, commissions or charges claimed by any real estate broker or agent, other than those specifically named herein, employed or claiming to represent or to have been employed by Tenant in connection with the negotiation of this Lease or any extension thereof.

          Landlord agrees to indemnify and hold Tenant harmless from any cost, expense or liability (including reasonable attorneys' fees in connection therewith) for any compensation, commissions or charges claimed by any real estate broker or agent, other than those specifically named herein, employed or claiming to represent or to have been employed by Landlord in connection with the negotiation of this Lease or any extension thereof.

          The foregoing shall survive the termination of this Lease.

35.  SURRENDER OF PREMISES
     ---------------------

          Tenant, at the expiration of this Lease, shall deliver up the Premises in good condition and repair (damage by acts of God, fire, and normal wear and tear excepted), with all interior walls cleaned and painted, the air conditioning and heating equipment serviced by Tenant and, if necessary, a reputable serviceman and with all floors cleaned or waxed, together with alterations, additions, and improvements which may have been made in, to, or on the Premises. If the Premises are not surrendered at the end of the term or sooner termination of this Lease, Tenant shall indemnify Landlord against loss or liability resulting from delay by Tenant in so surrendering the Premises including, without limitation, any claims made by any succeeding Tenant founded on such delay.

36.  INTERPRETATION
     --------------

          This Lease shall be construed according to the laws of the State of California, but the language in all parts of this Lease shall in all cases be construed simply according to its fair meaning and not strictly for or against Landlord or Tenant. Wherever the context so requires, words used herein in the masculine gender will be deemed to include the feminine and neuter, and the words used herein in the singular shall be deemed to include the plural.

37.  DEFINITIONS
     -----------

          The term "Insurance Requirements" when used herein shall mean all terms of an insurance policy required to be carried by Tenant pursuant to
Section 20 covering or applicable to the Premises or any part thereof, all
----------
requirements of the issuer of any such policy, and all orders, rules, regulations and other requirements of the National Board of Fire Underwriters (or any other body exercising similar functions) applicable to or affecting the Premises or any part thereof or any use or condition of the Premises or any part thereof.

          The term "Legal Requirements," when used herein shall mean acts, ordinances, orders, judgments, decrees, injunctions, rules, regulations, permits, licenses, authorizations, directions and requirements of all governments, departments, commissions, boards, courts, authorities, agencies, officials and officers, foreseen or unforeseen, ordinary or extraordinary, which now or at any time hereafter may be applicable to the Premises or any part thereof or any of the adjoining sidewalks, curbs, streets or ways, or any use or condition of the Premises or any part thereof.

          The term "Hazardous Material" when used herein shall mean any hazardous or toxic substance, material or waste which is or becomes regulated by any local governmental authority, the State of California or the United States Government. The term "Hazardous Material" includes, without limitation, any material or substance which is (i) defined as a "hazardous waste," "extremely hazardous waste" or "restricted hazardous waste" under Sections 25115, 25117 or 25122.7, or listed pursuant to Section 25140, of the California Health and Safety Code, Division 20, Chapter 6.5 (Hazardous Waste Control Law), (ii) defined as a "hazardous substance" under Section 25316 of the California Health and Safety Code, Division 20, Chapter 6.8 (Carpenter-Presley-Tanner Hazardous Substance Account Act), (iii) defined as a "hazardous material," "hazardous substance," or "hazardous waste" under Section 25501 of the California Health and Safety Code, Division 20, Chapter 6.95 (Hazardous Materials Release Response Plans and Inventory), (iv) defined as a "hazardous substance" under Section 25281 of the California Health and Safety Code, Division 20, Chapter 6.7 (Underground

Storage of Hazardous Substance), (v) petroleum, (vi) asbestos, (vii) listed under Article 9 or defined as hazardous or extremely hazardous pursuant to
Article 11 of Title 22 of the California Administrative Code, Division 4, Chapter 20, (viii) designated as a "hazardous substance" pursuant to Section 311 of the Federal Water Pollution Control Act (33 U.S.C. (S) 1317), (ix) defined as a "hazardous waste" pursuant to Section 1004 of the Federal Resource Conservation and Recovery Act, 42 U.S.C. (S) 6901 et seq. (42 U.S.C. (S) 6903), or (x) defined as a "hazardous substance" pursuant to Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C.
(S) 9601 et seq. (42 U.S.C. (S) 9601).

38.  BINDING EFFECT
     --------------

          This Lease shall bind and inure to the benefit of the parties hereto and their respective heirs, representatives, successors or assigns (provided that this Lease shall not inure to the benefit of any assignee pursuant to an assignment which is not in compliance with the terms of this Lease relating to assignment and subletting).

39.  COVENANTS, CONDITIONS AND RESTRICTIONS
     --------------------------------------

          Tenant acknowledges that it has read and understood the Covenants, Conditions and Restrictions recorded in Book 9640, Page 443, and as assigned by instrument recorded in Book C583, Page 685, of the Official Records of Santa Clara County, California and will abide by the provisions thereof as they apply to the use and occupancy of the Premises. Landlord has obtained a consent from the Declarant under said Declarations to the use contemplated under this Lease.

40.  NOTICES
     -------

          All notices to be given or served hereunder, whether pursuant to the terms of this Lease or any provisions of law, shall be given or served in writing at the address stated herein or to such persons or at such places as Landlord or Tenant may designate in writing. Any such notice sent by United States registered mail, postage prepaid shall be deemed delivered and received seventy-two (72) hours following deposit in the U.S. Mail; any such notice sent in any other manner shall be deemed received upon actual receipt.

     TO LANDLORD AT:     c/o Strutt & Parker California
                         4921 Birch Street, Suite 100
                         Newport Beach, California 92660

     TO TENANT AT:       495 Java Drive
                         Sunnyvale, California 94088-3510
                         Attention:  General Services Manager

     WITH A COPY TO:     Walter E. Vashak
                         Senior Counsel
                         Avionics and Surveillance Group
                         One Rancho Carmel
                         RC1/3065
                         San Diego, California 92127

41.  ENTIRE AGREEMENT
     ----------------

          This Lease is the entire agreement between the parties and there are no agreements or representations between the parties except as expressed herein.

42.  ATTORNEYS' FEES
     ---------------

          In the event any action shall be brought by either party hereto against the other regarding terms and conditions of this Lease, the prevailing party shall recover a reasonable sum as attorneys' fees and costs.

43.  COUNTERPARTS
     ------------

          This Lease may be signed in counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the day and year first above written.

LANDLORD                            TENANT

WESTMINSTER MANAGEMENT              ESL INCORPORATED,
CORPORATION, a Canadian             a California corporation
corporation

By: illegible                                     By: illegible
    --------------------                              -----------------
    Its: President & CEO                          Its: President
         ---------------                               ----------------

                                          By:___________________
                                              Its:______________

                                BORREGAS AVENUE



                                   [DIAGRAM]

                                   EXHIBIT A

                                BORREGAS AVENUE


                                   [DIAGRAM]

                                   EXHIBIT B

                           FIRST AMENDMENT TO LEASE
                                    BETWEEN
                      WESTMINSTER MANAGEMENT CORPORATION
                                      AND
                                   ESL, INC.


          This First Amendment to Lease (the "First Amendment") is made and entered into as of this 15 day of April, 1993 by and between WESTMINSTER MANAGEMENT CORPORATION, a Canadian corporation ("Landlord") and ESL, INC., a California corporation ("Tenant").


                                   RECITALS

          A. On or about June 30, 1992, Landlord and Tenant entered into a Lease (the "Lease") of those certain premises commonly known as 207 E. Java Drive, Sunnyvale, California ("the Premises"') as more particularly described therein.

          B. The Lease was for a term of six (6) months commencing July 15, 1992. The Tenant was provided an option to extend the Lease for three (3) successive periods of one month each.

          C. In lieu of Tenant exercising its option to extend the term a month at a time for a total of three (3) months, Landlord and Tenant agreed in a letter agreement dated January 11, 1993 and signed by both parties to extend the Lease term from January 15, 1993 through April 30, 1993 on all the same terms and conditions as the original term of the Lease.

          D. Tenant now wishes to extend the Lease term for an additional two months ending June 30, 1993. Landlord and Tenant have agreed the rent payable under the Lease should be increased for said two additional months.

          E. Landlord and Tenant agree to amend the Lease in order to evidence the agreement of Landlord and Tenant as to the extension of the term of the Lease through April 30, 1993, to further extend the term through June 30, 1993 and to establish the rent to be paid by the Tenant for the Premises during the extended term.


                                   AGREEMENT

          NOW THEREFORE, in consideration of the foregoing, the parties hereto agree to amend the Lease as follows:

          1.   Expiration Date.     Section 4 of the Lease is hereby deleted and
               ----------------
the following substituted therefore:

     The term of this Lease shall commence July 15, 1992 ("Commencement Date") and end June 30, 1993 ("Expiration Date").

          2.   Rent.  The first paragraph of Section 5 of the Lease is hereby
               -----
deleted and the following substituted therefore:

     Tenant shall pay to Landlord, in advance without deduction or offset, on the first day of each month of the extended term of the Lease, rental for the Premises in monthly installments as follows:

     July 15, 1992 through April 30, 1993     $8,000.00
     May 1, 1993 through June 30, 1993        $9,500.00

          3.   Confirmation of Lease.    As amended hereby, the, Lease shall
               ----------------------
remain in full force and effect.

          IN WITNESS WHEREOF, the parties hereto have executed this First Amendment To Lease as of the day and year first above written.


"LANDLORD"                               "TENANT"

Westminster Management Corporation,      ESL Corporation,
a Canadian corporation                   a California corporation

By: /s/ David Greenwood                  By: /s/ Arthur L. Money
    -------------------                      --------------------
    David Greenwood                          Arthur L. Money

Its: President                           Its: President

                           SECOND AMENDMENT TO LEASE
                                    BETWEEN
                       WESTMINSTER MANAGEMENT CORPORATION
                                      AND
                               ESL, INCORPORATED


          This Second Amendment to Lease (the "Second Amendment") is made and entered into as of this 30th day of June, 1993 by and between WESTMINSTER MANAGEMENT CORPORATION, a Canadian corporation ("Landlord") and ESL, INC., a California corporation ("Tenant").


                                   RECITALS

          A. On or about June 30, 1993, Landlord and Tenant entered into a Lease of those certain premises commonly known as 207 E. Java Drive, Sunnyvale, California (the "Premises"), as more particularly described therein (the "Initial Lease").

          B. The Premises are part of a larger building of approximately 34,440 square feet known as 1308 Borregas Drive/207 E. Java Drive, Sunnyvale, California (the "Building"). Cermetek Microelectronics, Inc. ("Cermetek") occupies that part of the Building known as 1308 Borregas Drive (the "Borregas Premises") under a Lease which expires February 15, 1995 (the "Cermetek Lease").

          C. The Initial Lease was originally for a term of six (6) months commencing July 15, 1992. The Term was extended through June 30, 1993 by that certain First Amendment To Lease between Landlord and Tenant, dated April 15, 1993 (the "First Amendment"). The Initial Lease dated June 30, 1992 and the First Amendment together are hereinafter referred to as the "Lease."

          D. Landlord and Tenant now wish to extend the term of the Lease for an additional twenty (20) months commencing July 1, 1993 and ending February 15, 1995.

          E. Tenant wishes to make certain alterations to the Premises and to install certain improvements as described in Exhibit A hereto (the "Improvements"), and Landlord and Tenant agree each shall pay a portion of the cost of such Improvements.

          F. Tenant wishes to be granted, and Landlord wishes to grant to Tenant, the right to lease the Borregas Premises if the Cermetek Lease is terminated prior to February 15, 1995.

          G. Tenant also wishes to be granted, and Landlord wishes to grant to Tenant, the option to lease the entire Building upon the expiration of the Cermetek Lease on February 15, 1995.

                                   AGREEMENT

          NOW THEREFORE, in consideration of the foregoing, the parties hereto agree to amend the Lease as follows:

          1.   Expiration Date.     Section 4 of the Lease is hereby deleted and
               ---------------
the following substituted therefore:

     The term of this Lease shall commence July 15, 1992 ("Commencement Date") and end June 30, 1996 ("Expiration Date")

          2.   Improvements.  The Tenant shall be entitled to make the
               ------------
Improvements described in Exhibit A hereto pursuant and subject to the terms and conditions set forth in Section 14 of the Lease.

               Prior to obtaining Landlord's consent to the Improvements, Tenant shall provide Landlord with detailed drawings and specifications of such Improvements for Landlord's approval. Following such approval, material revisions to the approved plans and specifications shall be made by Tenant unless first submitted to and approved by Landlord. Construction of the Improvements shall be in compliance with all recorded covenants affecting the Building and all federal, state and municipal laws, codes, ordinances, rules and regulations pertaining to the Property. The construction shall be performed in compliance with federal and state health and safety laws and regulations.

               Upon presentation by Tenant to Landlord of: a) a certificate of occupancy, or finalized building permit record, from the City of Sunnyvale for the Improvements; b) certification from Tenant's contractor, or other person selected by Landlord, that construction of the Improvements has been completed in compliance with the plans and specifications approved by Landlord; and c) evidence that thirty (30) days have passed since the filing by Tenant of a notice of completion has been filed with the office of the Recorder of the County of Santa Clara, Landlord shall pay to Tenant Ten Thousand and 00/100 Dollars ($10,000) as its share of the cost of the Improvements. All other costs of the Improvements shall be at the expense of Tenant.

          3.   Right to Lease.  Should the Cermetek Lease be terminated and the
               --------------
Borregas Premises be vacated by Cermetek prior to February 15, 1995, Tenant shall have the right to lease the Borregas Premises for the term remaining under the Cermetek Lease. Landlord shall provide the Borregas Premises to Tenant in clean and sanitary condition with all plumbing, electrical and HVAC systems in operating condition after Landlord has had a reasonable period of time following vacation of the Borregas Premises by Cermetek to assure the Borregas Premises are in such condition. Landlord shall make no representation or warranty with respect to the condition of the Borregas Premises or its fitness or availability for any particular use, and Landlord shall not be liable for any latent or patent defect therein.

          From the date the Borregas Premises are made available to Tenant, Tenant shall assume the obligations of Tenant under the Cermetek Lease for payment to Landlord for the Cermetek Premises of monthly rent in the amount of Twelve Thousand Three Hundred Sixty-One and 50/100 Dollars ($12,361.50) and 53.6% of Common Area Expenses as additional rent in a monthly amount of Five Hundred Seven Dollars and 00/100 ($507), subject to annual adjustment as set forth in Section 7 of the Lease. All other obligations of Landlord and Tenant with regard to the Borregas Premises shall be as set forth in this Lease.

          If Tenant desires occupancy of the Borregas Premises prior to February 15, 1995 and the Cermetek Lease has not been terminated, Tenant shall give written notice of its desire to lease the Borregas Premises to Landlord and Landlord shall use reasonable effort to terminate the Cermetek Lease and remove Cermetek from the Borregas Premises. If Cermetek terminates the Cermetek Lease after Tenant's request, Tenant shall be obligated to lease the Borregas Premises on the terms set forth in this Section 3.

          4.   Option to Extend.  Whether Tenant has or has not leased the
               ----------------
Borregas Premises as of February 15, 1995, and provided that Tenant is not in default of any terms of this Lease, Tenant (but not a sublessee or assignee of Tenant unless a successor corporation as described in Section 28 of the Lease) shall have the option to lease the Building and Property for a term of six and one half (6 1/2) years (the "Option Term"). The Option Term shall commence as soon as the Borregas Premises are vacated by Cermetek and are prepared for occupancy by Tenant. The option shall be exercised by giving Landlord written notice of Tenant's irrevocable exercise of the Option Term not later than May 15, 1994 nor sooner than February 15, 1994 ("Tenant's Notice").

          All terms and conditions of this Lease shall apply to the Option Term except that the initial monthly rent payable pursuant to Section 5 hereof shall be the Fair Market Rent as hereinafter defined or Twenty-One Thousand Eight Hundred Sixty-Two Dollars and 00/100 ($21,862) whichever is greater. For all purposes under the Lease during the Option Term, the Premises shall consist of the entire "Property," as defined in the Lease,and only those portions of the "Common Area," as defined in the Lease, which are outside the Building shall be deemed to be Common Area during the Option Term. All areas of the Building defined as part of the Common Area in the Lease shall be part of the Premises and Tenant shall be obligated to maintain such Premises in the manner set forth in Section 19 of the Lease.

          Fair Market Rent is to be determined in accordance with this paragraph
4. Fair Market Rent shall be the fair rental value of the Building as compared to the fair rental value being obtained under new leases at the time Landlord receives Tenant's Notice on comparable buildings for leases with a term of six years or more and shall include periodic increases in rent based either on an established schedule, increases in the consumer price index or periodic reviews to market, whichever measure is then the custom between Landlords and Tenants in the Santa Clara Valley. The Fair Market Rent and method of determining the periodic increases shall be determined by agreement of Landlord and Tenant within thirty
(30) days of receipt by Landlord of Tenant's Notice, or in the absence of such agreement, by a real estate appraiser with at least five years full time appraisal experience in the area where the Building is located who shall be selected by Landlord with reasonable approval of Tenant within forty-five (45) days after receipt by Landlord of Tenant's notice. Said appraiser shall make a determination which shall be binding on each party as soon as reasonably possible after such appraiser's selection.

          Brokers Commission.  Section 34 of the Lease is hereby amended to
          -------------------
provide that no brokerage commission is due to any real estate brokers or agents in connection with the negotiation of this Second Amendment.

          6.   Confirmation of Lease.    As amended hereby, the Lease shall
               ---------------------
remain in full force and effect.

          IN WITNESS WHEREOF, the parties hereto have executed this First Amendment To Lease as of the day and year first above written.

"LANDLORD"                               "TENANT"

Westminster Management Corporation,      ESL Corporation,
a Canadian corporation                   a California corporation

By: /s/ David Greenwood                  By: /s/ Arthur L. Money
    --------------------                     --------------------
    David Greenwood                          Arthur L. Money

Its: President                           Its: President

                                 IMPROVEMENTS



     1.   Completion of T-Bar ceiling and installation of fluorescent lights in the workstation area (rear two thirds of facility). . . .rework of
          HVAC ducting would be required to facilitate air flow to workstation areas.

     2.   Carpeting throughout workstation area (rear two thirds of facility).

     3.   Installation of 10 new offices.

     4.   Repair/upgrade of HVAC units.

     5.   Repair cabinetry and upgrade condition of cafeteria.



                                   EXHIBIT A

                           THIRD AMENDMENT TO LEASE
                                    BETWEEN
                      WESTMINSTER MANAGEMENT CORPORATION
                                      AND
                              ESL, INCORPORATION


          This Third Amendment to Lease (the "Third Amendment") is made and entered into as of this 23rd day of November, 1994 by and between WESTMINSTER MANAGEMENT CORPORATION, a Canadian corporation ("Landlord") and ESL, INC., a California corporation ("Tenant").


                                   RECITALS

          A. On or about June 30, 1992, Landlord and Tenant entered into a Lease of those certain premises commonly known as 207 E. Java Drive, Sunnyvale, California (the "Premises"), as more particularly described therein (the "Initial Lease").

          B. The Premises are part of a larger building of approximately 34,440 square feet known as 1308 Borregas Drive/207 E. Java Drive, Sunnyvale, California (the "Building").

          C. The Initial Lease was originally for a term of six (6) months commencing July 15, 1992. The term of the Lease was extended through June 30, 1993 by that certain First Amendment to Lease between Westminster Management Corporation and ESL Incorporated, dated as of April 15, 1993 (the "First Amendment") and was further extended through Febraury 15, 1995 by that certain Amentment to Lease between Westminster Management Corporation and ESL Incorporated, dated as of June 30, 1994 (the Second Amendment).

          D. Landlord and Tenant now wish to clarify certain changes made to correct typing errors in the Second Amendment.

                                   AGREEMENT

          NOW, THEREFORE, in consideration of the foregoing, the parties hereto agree as follows:

          1. For the purpose of clarifying the date of the Second Amendment, the Second Amendment is hereby stated to be dated as of June 30, 1994.

          2. For the purpose of clarifying paragraph A. of the Second Amendment, the date of the Lease is June 30, 1992.

          3. For the purpose of clarifying paragraph 1. Expiration Date of the Second Amendmment, the Expiration Date of the Lease if February 15, 1995.

          4. As clarified and amended hereby, the Lease shall remain in full force and effect.

          IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment as of the day and year first above written.


"LANDLORD"                               "TENANT"

Westminster Management Corporation,      ESL Corporation,
a Canadian corporation                   a California corporation

By: /s/ David Greenwood                  By: /s/ Arthur L. Money
    --------------------                     --------------------
    David Greenwood                          Arthur L. Money

Its: President                           Its: President

                                  EXHIBIT "B"

                Consent to Assignment and Assumption Agreement
                ----------------------------------------------


     Westminster Management Corporation, a Canadian corporation ("Lessor"), hereby fully and without restriction: (a) consents to and approves the assignment of rights and assumption of obligations under the Lease as set forth in the foregoing Assignment and Assumption Agreement ("Agreement") and (b) acknowledges that Lessor has received the notice required by Section 28 of the Lease with respect to the transfer of the premises covered by the Lease and that this consent shall constitute the prior written consent of Lessor as required by and contemplated in Section 28 of the Lease. Lessor hereby represents and warrants to PhonePrint, Inc., a Delaware corporation ("PhonePrint"), that the Lease remains in full force and effect, that neither ESL nor Lessor is in any material default thereunder and no event has occurred, that with the lapse of time or giving of notice or both: (i) will constitute a material breach or material default thereunder by ESL or Lessor or cause or permit acceleration of any obligation of ESL or Lessor or (ii) would materially and adversely effect any of the rights or obligations of ESL (or any successor thereto including PhonePrint) under the Lease. Further, Lessor hereby represents and warrants to PhonePrint that as of the Closing Date, no rents or other amounts are owed to Lessor under the Lease by ESL nor are there any other financial obligations owed by ESL to Lessor thereunder as of the Closing Date referred to under the Purchase Agreement.

                                          "LESSOR"

                                          WESTMINISTER MANAGEMENT CORPORATION


                                          By: /s/ illegible
                                              --------------------------------

                                          Title: President
                                                 -----------------------------

                                   EXHIBIT D
                                   ---------

                              AirTouch Assignment
                              -------------------

                                                                    EXHIBIT 10.5

                         AIRTOUCH ASSIGNMENT AGREEMENT
                         -----------------------------


     This Assignment Agreement (the "Agreement") is entered into as of December 14, 1994, by and between ESL Incorporated, a California corporation ("ESL"), and PhonePrint, Inc., a Delaware corporation ("PhonePrint"), with reference to the following facts:

     WHEREAS, ESL is a party to that certain Development and License Agreement by and between AirTouch Communications Incorporated, formerly known as PacTel Corporation ("AirTouch") and ESL dated as of October 4, 1993, as amended by First Amendment to the Development and License Agreement dated October 23, 1993 (collectively, the "AirTouch Agreement"), a copy of which is attached hereto as Exhibit A.
---------

     WHEREAS, ESL is willing to grant to PhonePrint and PhonePrint desires to acquire from ESL, all of ESL's rights and obligations under the AirTouch Agreement.

     NOW, THEREFORE, in consideration of the mutual terms, covenants and conditions set forth below, the parties hereto agree as follows:

     1.   ASSIGNMENT OF RIGHTS AND OBLIGATIONS.  ESL hereby assigns to
          ------------------------------------
PhonePrint, and PhonePrint hereby accepts, all of ESL's rights and obligations under the AirTouch Agreement. The parties agree that this instrument constitutes a present assignment of the AirTouch Agreement, but is subject to the continuing indemnification and other obligations contained in that certain Asset Purchase Agreement between the parties of even date herewith.

     2.   OWNERSHIP.  ESL represents and warrants that ESL is the sole and
          ---------
exclusive owner of all of such rights.

     3.   COVENANTS.  ESL covenants that ESL has full right to convey the rights
          ---------
herein assigned, and that ESL has not executed and will not execute any agreement in conflict herewith.

     4.   COUNTERPARTS.  This Agreement may be executed in one or more
          ------------
counterparts, each of which shall be deemed an original, but all of which shall constitute one in the same instrument.

     5.   GOVERNING LAW. This Agreement shall be governed by and construed under
          -------------
the internal laws of the State of California, without regard to any rules of conflicts of law applicable to agreements made and to be performed in such state by and among residents of such state.

     6.   FURTHER ASSURANCES.  Each of the parties hereto shall execute and
          ------------------
deliver all additional documents and shall do any and all acts and things reasonably required in connection with the performance of the obligations undertaken in the Agreement and to effectuate in good faith the intent of the parties.


                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


PHONEPRINT, INC.,                 ESL INCORPORATED,
a Delaware corporation            a California corporation


By: /s/ illegible                 By: /s/ illegible
    -------------                     -------------------------
Title: Chairman                   Title: Senior Vice President
       ----------                        --------------------


                        [COUNTERPART SIGNATURE PAGE TO
                     ASSIGNMENT AND ASSUMPTION AGREEMENT]

                                   EXHIBIT A

                            AGREEMENT WITH AIRTOUCH
                            -----------------------

                       DEVELOPMENT AND LICENSE AGREEMENT


     This Development and License Agreement (the "Agreement") is made and effective as of the later date signed below (the "Effective Date") by and between ESL Incorporated, a California corporation and a TRW Company with offices located at 495 Java Drive, Sunnyvale, California 94088-3510 ("ESL"), and PacTel Corporation, a California corporation with offices located at 2999 Oak Road, Walnut Creek, California 94596 ("PacTel")

                                  WITNESSETH:

     WHEREAS, ESL wishes to develop, and PacTel wishes to have developed, the "Licensed Products," as that term is defined below; and

     WHEREAS, PacTel has expertise in cellular telephony, including      ***
        ***               , alpha and beta testing, field test facilities, and
FCC and regulatory requirements, such as experimental licenses; and

     WHEREAS, ESL has expertise in emitter recognition and identification
technology including, but not limited to,             ***        , developing
and maintaining a database of authorized and unauthorized emitter security patterns, emitter recognition, and enabling cellular systems to determine
whether to deliver services depending on certain             ***
levels; and

     WHEREAS, ESL intends to manufacture, have manufactured, use, market, sell and distribute the Licensed Products in accordance with the terms hereof; and

     WHEREAS, PacTel intends to provide business and technical development support to ESL in accordance with the terms hereof including, but not limited
to, ***                                                      ***
; and

     WHEREAS, each party intends to bear the costs associated with it own efforts in the development of the Licensed Products;

     NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the parties hereby agree as follows:

                                   ARTICLE 1

                           Definitions and Priority
                           ----------- --- --------

     1.1  Definitions.  The following words and phrases will have the meanings
          ------------
set forth below:

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the commission.

          1.1.1  Agreement.  The term the "Agreement" means this Development and
                 ----------
License Agreement between ESL and PacTel, including the following Exhibits attached hereto, and any amendments thereto:

     Exhibit A: The                                                     ***
***                    .  As of the Effective Date, this exhibit is in  ***  and
the parties                                        ***                         .

     Exhibit B: Statement of Work, Milestones and Functional and Interface Specifications. As of the Effective Date, this
   ***                                       .

     Exhibit C: Nondisclosure Agreement, dated    ***                          .

          1.1.2  Develop or Development.  The term "develop" or "development,"
                 ------- -- ------------
as used herein, means engineering, design, layout, hardware and Licensed Software generation, prototyping, characterization, qualification, fabrication, testing, and preparation of data sheets and application notes.

          1.1.3  Licensed Products.   The term "Licensed Products" means the
                 -------- ---------
***               , and any      ***               , developed in accordance
with the functional and interface specifications set forth in Exhibit B hereto,
and made under the        ***       and the                ***
therein or by the use of                  ***              .

          1.1.4          ***       .   The term "      ***     " means the
                 ------------------
***         and          ***        and their                ***            and
***        relating to the Licensed Products, together with any
***                              ***     .

          1.1.5              ***              .  The term "                ***
                 -----------------------------
" means PacTel's           ***        containing                  ***
, as described in Exhibit A, that is used in the Licensed Products for the
***                 telephone usage, together with any           ***
and other intellectual property rights thereto.  The term "             ***
" does not include any subscriber information.

          1.1.6         ***       .  The term "        ***      " means the
                 -----------------
***             ***   and                      ***                  for the
scheduling and          ***          operations within the Licensed Products, as
described in Exhibit A, together with any                 ***        and other
intellectual property rights thereto.

          1.1.7               ***              .  The term "               ***
                 ------------------------------
" means the information, as described in Exhibit A, that is directly related to
the            ***         ***            and the production, manufacture, use,
operation, repair, maintenance, modification or reconstruction thereof, together
with any             ***           and other

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the commission.

intellectual property rights thereto. This includes, but is not limited to, information in the form of blueprints, drawings, plans, photographs, instructions, masks, Licensed Software and documentation.

          1.1.8  Gross Sales Price.  The term "Gross Sales Price" means the
                 ----- ----- ------
amount that is the price at which each Licensed Product is sold or delivered to the customer or user. In the event that the Gross Sales Price is less than the
***         , as a result of     ***   or          ***      under arrangements
with the customer or user, or in the event Licensed Products are    *** or
otherwise      ***   , then for purposes of this Agreement, the Gross Sales
Price shall be the sales price              ***
    ***              .

          1.1.9  Net Sales Price.  The term "Net Sales Price" means the Gross
                 --- ----- ------
Sales Price, net of expenses for transportation, shipping, insurance, boxing, handling or similar charges, taxes and duties, if any, and other costs incidental to shipment.

          1.1.10 Affiliate.  The term "Affiliate" means any corporation,
                 ----------
partnership or other business entity in which either party hereto owns or controls more than fifty percent (50%) of the voting stock or otherwise has more than fifty percent (50%) of the right to control the entity.

          1.1.11 Equity Partner.  The term "Equity Partner" means any
                 ------ --------
corporation, partnership or other business entity in which either party hereto owns or controls between five percent (5%) and fifty percent (50%) of the voting stock or otherwise has between five percent (5%) and fifty percent (50%) of the right to control the entity.

     1.2  Priority.  In the event of any inconsistency between the text of the
          ---------
Agreement and the provisions of any of the Exhibits, the text of the Agreement shall prevail.

                                   ARTICLE 2

                    Scope of Work, Cost Sharing and Payment
                    ----- -- ----- ---- ------- --- -------

     2.1  Development by PacTel.  PacTel will enhance its              ***
          ----------- -- -------
and           ***           and will perform such other tasks as are set forth
in Exhibit B. PacTel agrees to provide ESL with access to its spectrum and network to facilitate ESL's work on the Licensed Products. PacTel will be
responsible for                  ***           including, but not limited to,
***           and            ***       , in       ***      , for        ***   of
the Licensed Products, and in        ***      localities only, for       ***
release of the Licensed Products. PacTel will provide functional system specifications including operating and support requirements.

     2.2  Development by ESL.  ESL will develop an            ***           for
          ----------- -- ----
wireless subscriber systems and perform such other tasks to develop the Licensed Products as are set forth in Exhibit B.

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the commission.

     2.3  Commercialization by ESL.  ESL will commercialize the Licensed
          ----------------- -- ----
Products to meet the functional and interface specifications in Exhibit B, i.e.,
ESL will       ***                       ***                so that the Licensed
Products will be in manufacturable form for worldwide marketing, sales, distribution and support by ESL to end user customers.

     2.4  Cost Sharing.  Each party will bear its own costs associated with its
          ---- --------
respective development efforts described above.

     2.5    ***   Developments.  ESL will have the                    ***
          ------- -------------
***                               including, without limitation, any upgrades,
modifications, improvements, enhancements, derivatives or other changes to the Licensed Products. If ESL exercises such rights, it shall have a license in
accordance with     ***   and                                  ***
, as that term is defined herein.  In each instance, ESL will have a reasonable
amount of time to       ***
     ***                     its rights under this Section.

                                   ARTICLE 3

                                     Term
                                     ----

     The term of the Agreement will be    ***  years from the Effective Date,
unless sooner terminated in accordance with Article 9 hereof. Unless a termination notice is given by either party hereto six (6) months prior to
expiration of such     ***-year period, the Agreement shall be renewed
automatically for    ***     year from the date of expiration of the said period
under the same terms and conditions. Neither party will make any claims or demands against the other party for any damages, losses, expenses or costs, if any, incurred as a result of the expiration, termination without cause, or non-renewal of the Agreement.

                                   ARTICLE 4

                        Licenses Granted and Royalties
                        -------- ------- --- ---------

     4.1  License to ESL. Subject to the terms and conditions of this Agreement,
PacTel hereby grants to ESL a worldwide,     *** ,  ***,   ***    *** right
and license under PacTel's ***         *** :

     (a)  to make, have made, copy and/or use the Licensed Products, including
          the                ***            ;

     (b)  to sell the Licensed Products, including the               ***
          ; and

     (c)  to provide support for the Licensed Products, including the
          ***            ***   .

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the commission.

     4.2  License to PacTel.  Subject to the terms and conditions of this
          ------- -- -------
Agreement, ESL hereby grants to PacTel a      ***    , non-exclusive, non-
transferable,       ***     right and license under ESL's         ***      to
copy and use the          ***      for PacTel's internal business purposes in
the United States only during the term of this Agreement.

     4.3  Royalties.  In consideration of the rights, licenses and benefits
          ----------
conferred upon ESL hereunder, during the term of this Agreement,  ***  will pay
to    ***  a       ***     in the amount of                    ***           of
the        ***      of all        ***
          ***                                  .   ***   will have no obligation
to pay                              ***                                    .  In
no event will more than                           ***                        .
Notwithstanding the foregoing,      ***   will be payable on any
***              , by a customer.  In order to maintain the
***           shall pay to                  ***                      ***
          ***                   during the                ***           and
***                    ***            thereafter,
***                              .  The first of such
***                      later than           ***     , and every       ***
thereafter during the term hereof.  Should  ***  fail to make such
***          , the                                    ***
    ***         shall retain only a                          ***
 .  The amounts of the        ***      and    ***  and
***                       at the end of the            ***      of this
Agreement.

     4.4  Accounting and Payment.  Within        ***       after every
          ---------- --- --------
anniversary date of the Agreement during the term hereof, from and after the date both parties agree that Licensed Products may be released for production,
***  will render to   ***  a certified check (or other form of payment
acceptable to    ***) in the amount of all      ***        *** on account of
activities of  ***  under the Agreement during the calendar year preceding the
year in which such   ***   is required to be made.  Further,   ***  will
transmit to *** , accompanying each such payment, an accurate, itemized statement (certified upon request) setting forth in sufficient detail for
verification, the basis upon which such   ***  is determined and made.  All
***   will be made to the order of   ***  in            ***        and will be
payable at    ***   address as set forth in Article 13.

     4.5  Records and Audit.   ***  will keep complete and accurate books and
          ------- --- ------
records, containing adequate details for the calculation of the amounts of all
***     from the  ***  to  ***   hereunder.  All such books and records will be
available for reasonable time periods during regular business hours, for a period of three (3) years following the end of the calendar year to which they
pertain, for inspection and audit by     ***   accountants or independent
auditors for the purpose of verifying all       ***       submitted by ***.  The
obligations of *** under this Article 4 will survive any termination or expiration of the Agreement.

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the commission.

     4.6  Product Marketing.
          ------- ----------

     (a) ESL will at all times have the sole discretion to set and determine all terms and conditions of sale of all Licensed Products, including price, position, distribution channels and name (including ESL trademarks, trade names or logos). ESL will be responsible for distribution of the Licensed Products in its sole discretion.

     (b) ESL will at all times have the sole discretion to develop and approve marketing materials and activities for, the Licensed Products. Further, ESL will at all times during the term of the Agreement be responsible for manufacturing, assembling and distributing the components that comprise the Licensed Products.

     (c) PacTel has adopted and owns certain trademarks and service marks used in identifying and marketing PacTel technology, products and services, logos, trade names and related acronyms and the like, whether or not registered (the "PacTel Trademarks"). ESL recognizes and consents for all purposes that the PacTel Trademarks constitute the exclusive property of PacTel and cannot be used by ESL pursuant to this license, except as specified in the Agreement, nor will ESL use any confusing similar trademark, logo, trade name or the like. PacTel hereby grants to ESL the non-exclusive right to use the following statement in
the marketing of the Licensed Products: "            ***

     ***             ."  Nothing contained in the Agreement will be construed as conferring any additional rights upon ESL to use in advertising, publicity or other promotional activities any PacTel Trademark, other than specifically set forth in the preceding sentence, unless PacTel grants to ESL its prior express written consent. ESL will use the PacTel trade name with such words qualifying or identifying the relationship of PacTel and ESL as PacTel, from time to time, may reasonably prescribe. PacTel will have the sole right, but not the obligation, to register and enforce the PacTel Trademarks and other marks it adopts, acquires or uses in the United States or in any foreign country and all rights generated by use of same by ESL will inure directly to the benefit of PacTel.

     (d) The parties will mutually plan and agree upon the contents, form and manner of publicity with respect to the Licensed Products and will not respond to inquiries from members of the public media, if such inquiries concern the contents of the Agreement and details of the transactions contemplated by the Agreement. In no event will the parties act unilaterally with regard to such disclosures, unless otherwise required to by law.

     (e)  PacTel will provide to ESL          ***       ,    ***  , and such
additional information that ESL may require in order to promote the Licensed
Products.  In addition, PacTel will       ***       for Licensed Product     ***
on           ***        .

     (f) ESL reserves the right to ESL-developed trademarks, trade names, logos and related acronyms and the like, whether or not registered, to identify the Licensed Products or other ESL developed technology, products and services, so long as such trademarks, etc., are not confusingly similar to the PacTel Trademarks.

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the commission.

                                   ARTICLE 5

               Ownership of Inventions and Technical Information
               --------- -- ---------- --- --------- -----------

     5.1  Patent Applications.  Each party agrees to notify the other party
          ------ -------------
within ninety (90) days following the filing of a patent application with respect to any invention relating to the Licensed Products first reduced to practice during the term of the Agreement.

     5.2  PacTel Inventions.  All inventions developed conceived or first
          ------ -----------
reduced to practice, as those terms are used before the U.S. Patent and.Trademark Office, by statute and under common law, solely by PacTel personnel, will be the sole and exclusive property of PacTel. PacTel will retain any and all rights to file any patent applications thereon and such
inventions shall be subsumed under                  ***
  ***        above.

     5.3  ESL Inventions.  All inventions developed, conceived or first reduced
          --- -----------
to practice, as those terms are used before the U.S. Patent and Trademark Office, by statute and under common law, solely by ESL personnel, will be the sole and exclusive property of ESL. ESL will retain any and all rights to file
any patent applications thereon                                        ***
in      ***
with the                             ***
for the term of this Agreement.

     5.4  Joint Inventions.
          ----- -----------

     (a) Inventions developed, conceived or first reduced to practice, as those terms are used before the U.S. Patent and Trademark Office, by statute and under common law, jointly by the parties (the "Joint Inventions"), will be jointly owned by the parties, each party having an equal and undivided interest therein, without the duty to account to the other for any use made of such Joint Inventions. Notwithstanding the foregoing, neither party may use the Joint Inventions in any way which would harm the other's ownership interest therein. The parties agree to mutually determine whether a patent application or applications will be filed on such Joint Inventions, the party which will prepare and file such application or applications, and the country or countries in which the same are to be filed. The patent expenses incurred will be divided equally between the parties.

     (b) If the parties are not able to mutually agree to file an application or applications on a Joint Invention, either one of the parties may elect to assume such expenses (the "Electing Party"). The Electing Party will control the preparation and prosecution of any such application and all rights in any patents granted thereon will belong exclusively to the Electing Party. The party declining to bear its share of the expenses of prosecuting or maintaining patents covering a Joint Invention (the "Declining Party") agrees to execute any and all forms, assignments or other documents to effect the foregoing; provided,
however, that the Declining Party will                   ***

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the commission.

                          ***
              ***                     ; provided further, however, that such
Declining Party will                                 ***

     ***           or the U.S. Government.  Neither party may, without the prior written consent of the other party (which consent may be withheld for any reason, in its sole and absolute discretion), assign or otherwise transfer its interest in any Joint Invention, except as expressly provided herein.

     5.5  Protection and Use of           ***            .
          ---------- --- --- -- ------------------------

     (a) Each party agrees it will not disclose (unless compelled to disclose by judicial or administrative process, or in the opinion of such party's counsel, by other requirement of law), use, or permit the use by others of such
other party's      *** *** ,   at any time during the Agreement, or at any time
thereafter, for a period of   ***     after the disclosure thereof. Without
limiting the foregoing, each party agrees to do the following with respect of
any such      *** : (i) instruct and require all of its employees and agents to maintain the confidentiality of such information; (ii) exercise either at least the same degree of care to safeguard the confidentiality of such information as that party exercises to safeguard the confidentiality of its own information of a similar type, or a reasonable degree of care, whichever is greater; and (iii) restrict disclosure of such information to those of its employees who have a need to know consistent with the purposes for which such information was disclosed. Each party further agrees not to remove or destroy any proprietary or confidential legends or markings placed upon documentation or other materials
which contain or set forth the        ***         of the other party.

     (b)  The party receiving                ***             will obtain the
written agreement of any permitted transferee or licenses to hold in confidence the information transferred to such transferee or licensee in accordance with terms no less restrictive than those set forth above.

     (c)  The receiving party may disclose the other party's              ***
to its employees, agents, suppliers and subcontractors to the extent that each such disclosure is reasonably necessary for manufacturing, using, selling, installing and/or servicing Licensed Products, or procuring goods and services required in connection therewith; provided, however, that the receiving party will take all desirable and necessary actions to preserve the confidentiality of such information including, but not limited to: (i) marking any documents or
other material containing any              ***
 ***     so disclosed to indicate that same contains proprietary data and
***
  ***     ; (ii) requiring each party to whom same is disclosed to sign a written agreement limiting the use thereof to authorized purposes, prohibiting the further reproduction or disclosure thereof and requiring the prompt return thereof when no longer needed; and (iii) providing that any reproduction, notes or summaries thereof, immediately upon the making thereof, will become the property of the disclosing party and will be delivered to the disclosing party
with, and upon the return of, the        ***            ***      .

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the commission.

     (d)  Each reproduction of any                 ***           , together with
each modification and revision thereof, made by or for the receiving party, will automatically become the property of the disclosing party, will be deemed the
disclosing party's    ***         ***     for all purposes hereunder and will be
clearly marked accordingly.

     (e)  Upon                       ***                  , the receiving party
will immediately discontinue the use of, and will promptly return to the
disclosing party or its designee, all               ***             , together
with copies thereof, in the possession or control of the receiving party, together with all written documentation and/or other materials containing
information relating to the                    ***         .  The receiving
party further agrees that it will not, for a period of       ***      after the
date of any termination or expiration of this Agreement, use or disclose to any
third party any of disclosing party's                  ***          , except
such information an the disclosing party has previously made generally available to the public.

                                   ARTICLE 6

        ***       ***    Support Services, Minimum Order
     --------- --------- ------- --------- ------- -----

     6.1                ***      .  ESL will sell the Licensed Products to
               ------------------
     PacTel      ***
     ***        .         ***     that the                     ***
to    *** and
        ***                      as                             ***
to its
       ***            of        ***      , for           ***       delivered
within     ***
   ***     calendar days before or        ***         after       ***    the
***       to             ***             .  Such                    ***
shall be     ***   by an additional                ***                for    ***
by            ***           , taking into account the fact that
***                  on    ***    by  ***   and        ***    .  In  ***     of
the      ***      of               ***           to the          ***
agrees to   ***      a                    ***              on               ***
by        ***      who were introduced to      ***     .  No      ***   will be
***  on any           ***             , but
   ***      by an       ***     .  Further, *** shall give        ***     to
***       by    ***  and/or its      ***  , and to the extent that
***                after
  ***   and its     ***    have         ***       ,  ***  may make a      ***
to  ***   for      ***   to      ***    to       ***      .  *** will have no
obligation to        ***        with   ***  and/or          ***  , if
***           to  ***  written request within five (5) business days after the date of such written request.  In addition to the foregoing,
   ***      shall have the          ***           to conduct all     ***    for
all new versions of the        ***        and/or the           ***         .

     6.2  Minimum Order.  PacTel shall place a minimum order for     ***
          ------- ------
Licensed Products by December 31, 1993, at a                    ***        of
***
        ***         ,         ***     in accordance with the terms of Section
6.1. It is understood that such Licensed Products will initially be installed by
December 31, 1993, for       ***       PacTel, and that upon             ***
of the finished Licensed Products, ESL shall    ***  such               ***
,             ***       versions no later than March 31, 1994.               ***
of the price is payable upon installation

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the commission.

and the balance of               ***         is due when such               ***
pass all acceptance criteria set forth in Exhibit B. Provided that such initial *** Licensed Products pass all acceptance criteria no later than March 31,
1994, PacTel shall place a follow-on order of            ***          Licensed
Products by March 31, 1994, at a      ***            ***        of
***           ,      ***        in accordance with the terms of Section 6.1
above.  Finished,              ***          of the Licensed Products shall be
installed                    ***                 no later than August 30, 1994

     6.3  Maintenance and Support.  ESL agrees to provide maintenance and
          ----------- --- --------
support, including all software upgrades and support, to PacTel and its
Affiliates     ***
               ***                        .

                                   ARTICLE 7

                                Indemnification
                                ---------------

     7.1  PacTel Indemnity.  PacTel shall, at its own expense, defend, or at its
          ------ ----------
option, settle any suit, claim or proceeding brought against ESL insofar as such suit or proceeding is based on a claim that PacTel does not have sufficient
right, title and interest in PacTel's                        ***
and/or    ***
     ***          (collectively "         ***         ") delivered to ESL under
this Agreement for the design, manufacture, use and sale of the Licensed Products or that such information constitutes a direct infringement of any United States trade secret, patent, trademark, copyright or any other proprietary right of any third party, and PacTel shall indemnify and hold ESL harmless against all costs, expenses and damages arising from such claim including, without limitation, reasonable attorneys' fees and shall pay all settlements and costs finally awarded therein against ESL, provided that PacTel is promptly informed and furnished a copy of each communication, notice or other action relating to the alleged infringement and is given all authority, information and assistance necessary to defend or settle such suit or proceeding.

     7.2  ESL Indemnity.  ESL shall, at its own expense, defend, or at its
          --- ----------
option, settle any suit, claim or proceeding brought against PacTel insofar as such suit or proceeding is based on a claim that
***
                ***                   (collectively "ESL Licensed Materials")
licensed to PacTel hereunder or that such information constitutes a
***                                           ***
of any third party, and ESL shall                                        ***
                   ***
       ***      PacTel, provided that              ***         and     ***   a
copy of each communication,             ***        relating to the           ***
and is   *** all     ***  , information and           ***        to
***               .

     7.3  PacTel Limitations on Indemnity.  PacTel shall not be obligated to
          ------ ----------- -- ----------
defend or be liable for costs and damages to the extent that infringement arises out of a

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the commission.

modification of the PacTel         ***        after delivery by PacTel, out of
combination of the PacTel         ***        with other goods or devices not
supplied by PacTel, or from other fault or action of ESL.

     7.4  ESL Limitations on Indemnity.  ESL shall not be obligated to defend or
          --- ----------- -- ----------
be liable for costs and damages to the extent that infringement arises out of compliance with PacTel's specifications, from a modification of the ESL Licensed Materials after delivery by ESL, out of combination of the ESL Licensed Materials with other goods or devices not supplied by ESL, or from other fault or action of PacTel.

                                   ARTICLE 8

                            Default and Termination
                            ------- --- -----------

     8.1  Default.  An event of default on the part of either party will exist
          --------
under the Agreement if:

     (a) Such party fails to perform any material obligation required to be performed by it under any provision of the Agreement within the time specified
in such provision, or if no time is specified, within    ***  after written
notice from the other party that such performance has become due.

     (b) Such party becomes insolvent, is unable to pay its debts as they become due, makes an assignment for the benefit of creditors, files a petition in any state insolvency proceeding or ceases to carry on its business; or

     (c) A receiver or liquidator is appointed for any of such party's properties or assets, or a petition is filed against such party in any state insolvency proceeding and such petition is not withdrawn within 30 days after such appointment or filing.

     8.2       ***       .  Subject to any other provisions hereof
          -----------------
***
the         ***        hereunder, if          ***       , as    ***  in this
*** , exists on the part of either party, then the       ***   may
***
        ***                        and may   ***  any other         ***
to     ***  .

     8.3  Mutual Termination.  The parties may mutually agree to terminate the
          ------ ------------
Agreement at any time.

                                   ARTICLE 9

                      Arbitration and Dispute Resolution
                      ----------- --- ------- ----------

     If a dispute arises between the parties relating to the interpretation or performance of the Agreement or the grounds for the termination thereof, the parties agree to meet to try to resolve the dispute. Such meeting will be attended by individuals with decision-making authority to attempt, in good faith, to negotiate a resolution of the

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the commission.

dispute prior to pursuing other available remedies. If, within thirty days after such a meeting, the parties have not succeeded in negotiating a resolution of the dispute, either party may request that such dispute be resolved through final and binding arbitration. Such arbitration will be conducted by three (3) arbitrators familiar with the wireless telecommunications industry and will be held in San Francisco, California, in accordance with the then-current Rules of Conciliation and Arbitration of the American Arbitration Association. Such arbitrators will be selected by mutual agreement of the parties, or failing such agreement, each party will select one arbitrator and the two selected arbitrators will usually agree upon the selection of a third arbitrator. The arbitrators will be bound to apply California law, and where applicable, federal statutory law. The parties will be afforded a reasonable period of time to conduct discovery prior to the arbitration. A court reporter will be present at all arbitration proceedings in order to transcribe them and such transcription will be the official record of such proceedings for purposes of any judicial enforcement or review proceeding. The arbitrators' decision will be binding on the parties and will specify the basis for any award and the types of damages awarded. The parties will bear the cost of such arbitration equally and the prevailing party in any such arbitration will be entitled to reasonable attorneys fees, in addition to any other award ordered by the arbitrators. The prevailing party in any judicial enforcement or review proceeding shall also be entitled to reasonable attorneys' fees and costs, in addition to any other award ordered by the court. If judicial enforcement is sought by either party, judgment may be entered in any court of competent jurisdiction. This Article shall survive any expiration or termination of the Agreement and shall continue to be enforceable in the event of the bankruptcy of a party.

                                  ARTICLE 10

                            Limitation of Liability
                            ---------- -- ---------

     Notwithstanding anything in the Agreement to the contrary, in no event will either party be liable to the other for loss of profits, or for any indirect, incidental, special or consequential damages arising from this Agreement, however caused, whether as a consequence of the negligence of the one party or otherwise; and the sole and exclusive liability and maximum liability of one party to the other hereunder, whether arising in warranty, contract, tort or
otherwise, shall not exceed $   *** .

                                  ARTICLE 11

                             Licenses and Permits
                             -------- --- -------

     PacTel, at its own expense, will obtain from the appropriate agencies or departments of the government all experimental licenses during product
development and                                            ***
  ***   the Licensed Products under this Agreement.  This obligation of PacTel
is limited to                                  ***
as more specifically set forth in Section 2.1 above.

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the commission.

                                  ARTICLE 12

                           Miscellaneous Provisions
                           ------------- ----------

     12.1 Any notice, demand, request, statement or other writing required or permitted by the Agreement, will be deemed to have been sufficiently given when personally delivered or mailed by certified or registered mail, postage prepaid, addressed as follows:

If to PacTel:       PacTel Corporation
                    390 No. Wiget Lane, Suite 200
                    Walnut Creek, California 94598
                    Attn:     ***    , Director
                    Technology Transfer

With a copy to:     PacTel Corporation
                    2999 Oak Road, MS 800
                    Walnut Creek, California 94596
                    Attn:  General Counsel

If to ESL:          ESL Incorporated, MS __/__
                    495 Java Drive
                    Sunnyvale, California 94088
                    Attn:      ***     , New Venture Manager

     12.2 The Agreement constitutes the entire agreement between the parties and supersedes all previous agreements and understandings relating to the subject hereof. The Agreement may not be altered, amended or modified, except by a written instrument signed by the duly authorized representatives of both parties.

     12.3 The Agreement may not be assigned to any third party, in whole or in part, by either party without the prior written consent of the other party. An assignment to Affiliate of either party will not be deemed a third party and will not require prior written consent from the other party.

     12.4 Failure or successive failures on the part of either party, its successors and assigns, to enforce any covenant or agreement herein, or any waiver or successive waivers on its or their part of any covenant or condition of the Agreement will not operate as a discharge of such covenant, agreement or condition, render the same invalid or impair the right of either party, its successors or assigns, to enforce the same.

     12.5 Headings included in the Agreement are for convenience only and are not to be used to interpret the Agreement between the parties.

     12.6 Any news release, including photographs, films, advertisements, publicity, public announcements or confirmation of same, to be released by either party concerning

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the commission.

the activities of the other party or on any part of the subject matter of the Agreement will be subject to the prior written approval of the other party. The parties further agree that news releases made by either party will recognize the participation and contributions of the other party. The nature of this relationship will remain confidential to both parties.

     12.7 No failure or omission on the part of either party to carry out or observe any of the terms or provisions of the Agreement will be deemed a breach of the Agreement, if same will arise or result from force majeure or from any cause reasonably beyond the control of PacTel or ESL. Should such delay occur, the date or dates of performance by the affected party will be extended for a period equal to the number of days during which performance is so delayed. The affected party will give the other party written notice of such delay within fifteen (15) working days after identification of the delay.

     12.8 Notwithstanding anything in the Agreement to the contrary, PacTel has no obligation under the Agreement to perform any act whatsoever which would violate the terms of the Modification of Final Judgment in U.S. v. Western
                                                           ---------------
Electric Co., 552 P. Supp. 131 (D.D.C. 1982) (the "MFJ").  Following written
------------
notice to ESL, PacTel may discontinue performance of any activity required herein or terminate the Agreement immediately, if in PacTel's sole opinion, such discontinuation or termination is necessary in order to comply with the MFJ. In the event that PacTel has determined that only certain activities, but not the entire Agreement, must be discontinued, ESL will have the option to continue or terminate the Agreement. In the event that ESL elects to continue the Agreement, the parties will mutually agree upon royalty or payment terms which will reasonably compensate ESL for PacTel's inability to perform certain of PacTel's obligations hereunder.

     12.9 Nothing in the Agreement will be construed to constitute ESL as the partner or agent of PacTel, nor will either party have any authority to bind the other. Each party will remain an independent contractor responsible only for its own actions.

     12.10 This Agreement has been entered into, will be governed by and construed in accordance with the substantive laws of the State of California applicable to agreements made and to be performed wholly within such jurisdiction.

     IN WITNESS WHEREOF, the parties hereto have caused the Agreement to be executed by their duly authorized representatives as of the Effective Date.


ESL INCORPORATED                   PACTEL CORPORATION
A TRW COMPANY

By:/s/ Arthur L. Money             By:/s/ C. Lee Cox
   --------------------               ---------------

Name:Arthur L. Money               Name:C. Lee Cox
     ------------------                 -------------

Title:President                    Title:President
      -----------------                  ------------

Date:01 October 1993               Date:10/4/93
     ------------------                 -------------

                                                                           DRAFT

                                 EXHIBIT A                                  ***

PACTEL

   ***

             ***
             ***
             ***

Application No:


       ***

  ***      to provide input.


  ***

  N/A


       ***

       ***      to be provided includes:

 .      ***

 .      ***


                                      Work in Progress
                                      ***

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the commission.

                                   EXHIBIT A


ESL


   ***

*** has                ***                  under the   ***:

                                         ***



   ***

  ***   software is the         ***      software which will maintain database
information, apply          ***      of            ***           , and
***          .

                                      ***

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the commission.

                                 EXHIBIT B                                 DRAFT

STATEMENT OF WORK

PacTel

Regulatory

PacTel will apply for the          ***         , tariff modifications and
approvals necessary to                    ***                     the  ***
product within  ***  Markets.


Product Specifications

PacTel will translate its market requirements into a complete generic description of functionality, features, performance and compatibility characteristics. This will include installation, platform and market location considerations.

Procurement Requirements

PacTel will provide a description of the procurement procedures, methods and requirements within its organization.

Field Testing

PacTel will support technology, prototype and product evaluations by providing
ESL access to        ***          and ***. Evaluations shall
include, but not be limited to, the following:   ***

                                      ***

*** used for evaluation and deployment shall be selected by PacTel based on technical and business considerations. The *** will allow *** to test its product under various conditions including extreme *** and ***.

PacTel will assist with the definition of test requirements and conditions.
***         of the product will be based on the           ***             as
included herein.

                               Work In Progress

                                      ***

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the commission.

                                 EXHIBIT B                                 DRAFT

Operations Training and Support

PacTel will provide documentation specifications including a statement of requirements and objectives covering installation, maintenance, repair/replacement and operational procedures. PacTel will assist with development and implementation of a detailed plan addressing system integration, FOT training and ongoing vendor support.


     ***

PacTel will provide             ***       as described in Exhibit A.

                               Work in Progress

                                      ***

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the commission.

                                   EXHIBIT B



STATEMENT OF WORK

ESL



Product Development

ESL will design, develop, and test new technology developments, taking into
account PacTel's requirements, for the advancement of the                  ***
Product.


Field Testing & Evaluation

                             ***
     ***      will be performed at designated PacTel cell sites.  With PacTel assistance, ESL will generate the definition of the test requirements and
conditions for each test and    ***
 ***      of the product.          ***      of the product will be based upon
the    ***
  ***       as included herein.

Upon     ***    of the    ***   units, ESL will manufacture the quantity of
units being procured by PacTel to the agreed upon production configuration and functionality performance.


Operations Training & Support

ESL will generate product installation and FOT training documentation taking into consideration PacTel requirements for installation, maintenance, replacement/repair, and operational procedures.


     ***

ESL will      ***     with PacTel in                ***                of the
***
  *** .  This will include engineering and manufacturing consideration through
test and evaluation of the  *** and     ***   units.

                                      ***

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the commission.

                                   EXHIBIT B


Milestones

     .
     .
     .
     .
     .
     .        ***        ***
     .
     .
     .
     .
     .
     .

                                      ***

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the commission.

                                                       PAC(TM) TEL
                                                       Corporation
                                                       A Pacific TelesisCompany

                                THE  *** SYSTEM
                        GENERIC PRODUCT SPECIFICATIONS


GENERAL EQUIPMENT SPECIFICATIONS

This section describes the physical and electrical specifications that are important to operation in a ***. Most *** are air conditioned and shielded. To work in most *** the following specifications are required. If more stringent, FCC Type Acceptance requirements shall apply.

------------------------------------------------------------------------------------------
         ITEM                    SPECIFICATION                        COMMENTS
------------------------------------------------------------------------------------------
        ***                           ***                               ***
                                      ***                               ***
------------------------------------------------------------------------------------------
        ***                           ***                               ***
                                                                        ***
------------------------------------------------------------------------------------------
        ***                           ***
------------------------------------------------------------------------------------------
        ***                           ***                               ***
------------------------------------------------------------------------------------------
        ***                           ***                          No performance
                                                                    degradation
------------------------------------------------------------------------------------------
        ***                           ***                      Normal cell site power
------------------------------------------------------------------------------------------
        ***                           ***                               ***
------------------------------------------------------------------------------------------
        ***                           ***
------------------------------------------------------------------------------------------
        ***                           ***                       Check FCC specifications
------------------------------------------------------------------------------------------

                               Work in Progress
                                      ***

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the commission.

                                                      PAC(TM) TEL
                                                      Corporation
                                                      A Pacific Telesis Company

                                THE   *** SYSTEM
                         GENERIC PRODUCT SPECIFICATIONS


*** (USING JAMMING)

Additional equipment is required to implement the *** function. This includes a *** can be used to terminate in process calls as required. This equipment is controlled by the *** system.

--------------------------------------------------------------------------------
       ITEM           SPECIFICATION                COMMENTS
--------------------------------------------------------------------------------
       ***                 ***          Only mobile receive is needed
--------------------------------------------------------------------------------
       ***                 ***           Monitor cell site transmit
--------------------------------------------------------------------------------
       ***                 ***                       ***
       ***
--------------------------------------------------------------------------------
       ***                 ***                       ***
                           ***                       ***
                                                     ***
--------------------------------------------------------------------------------
       ***                 ***               Need to control SAT
                                              frequency and
                                             presence of 10 kHz

--------------------------------------------------------------------------------
       ***                 ***                       ***
       ***                                           ***
                                                     ***
--------------------------------------------------------------------------------

                               Work in Progress
                                      ***

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the commission.

                                                        PAC(TM) TEL
                                                        Corporation
                                                        A Pacific TelesisCompany

                               THE   *** SYSTEM
                        GENERIC PRODUCT SPECIFICATIONS


SYSTEM INTEGRATION

The *** system must integrate into the existing *** and *** functions.

-------------------------------------------------------------------------------------------
      ITEM                  SPECIFICATION                         COMMENTS
-------------------------------------------------------------------------------------------
    ***                        ***                   Security features must be in place
-------------------------------------------------------------------------------------------
    ***                        ***                   Database must be remotely modified
-------------------------------------------------------------------------------------------
    ***                        ***                 Activity must be available for further
                                                          analysis at the host site
-------------------------------------------------------------------------------------------
    ***                        ***
-------------------------------------------------------------------------------------------
    ***                        ***
-------------------------------------------------------------------------------------------

                               Work in Progress
                                      ***

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the commission.

                            ***  ACCEPTANCE CRITERIA

TECHNICAL                                                                  DRAFT

--------------------------------------------------------------------------------------------
PERFORMANCE METRICS    EVALUATION METHOD  TEST CONDITIONS  ACCEPTANCE CRITERIA
-------------------    -----------------  ---------------  -------------------
--------------------------------------------------------------------------------------------
       ***                   ***               ***          Must capture information on
                             ***                            all registrations and attempts
                                                            within test sites
--------------------------------------------------------------------------------------------
       ***
--------------------------------------------------------------------------------------------
       ***
--------------------------------------------------------------------------------------------
       ***
--------------------------------------------------------------------------------------------
       ***                                                           ***
                                                                     ***
--------------------------------------------------------------------------------------------

                               Work in Progress
                                      ***

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the commission.

                           ***  ACCEPTANCE CRITERIA





***                                                                        DRAFT

-----------------------------------------------------------------------------------------------------------------
PERFORMANCE METRICS           EVALUATION METHOD           TEST CONDITIONS          ACCEPTANCE CRITERIA
-------------------           -----------------           ---------------          -------------------
-----------------------------------------------------------------------------------------------------------------
Hardware Installation         Operations review prior     Commercial equipment            ***
                              to final commercial                                         ***
                              roll-out
                                                                                     ***
                                                                                   -
                                                                                   -      ***
                                                                                   -
                                                                                   -
-----------------------------------------------------------------------------------------------------------------
Software Installation         Operations review prior     Commercial equipment            ***
                              to final commercial
                              roll-out
-----------------------------------------------------------------------------------------------------------------
Installation Documentation    Operations review prior     Published documentation  Must include:
                              to final commercial roll-out                         -
                                                                                   -      ***
                                                                                   -
                                                                                   -
-----------------------------------------------------------------------------------------------------------------
Trouble-Shooting              Operations review prior     Commercial equipment     Must include:
Capabilities                  to final commercial                                  -      ***
                              roll-out
-----------------------------------------------------------------------------------------------------------------
Alarming                      Operations review prior     Commercial equipment            ***
                              to final commercial
                              roll-out
-----------------------------------------------------------------------------------------------------------------
Monitoring                    Operations review prior     Commercial equipment            ***
                              to final commercial
                              roll-out
-----------------------------------------------------------------------------------------------------------------
Reporting                     Operations review prior     Commercial equipment            ***
                              to final commercial
                              roll-out
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------

                               Work in Progress
                                      ***

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the commission.

                            *** ACCEPTANCE CRITERIA

                                                                           DRAFT


*** SATISFACTION

----------------------------------------------------------------------------------------------------------------
PERFORMANCE METRICS      EVALUATION METHOD                 TEST CONDITIONS               ACCEPTANCE CRITERIA
-------------------      -----------------                 ---------------               -------------------
---------------------------------------------------------------------------------------------------------------
Transparency             Subjective evaluation             ***   and commercial roll-            ***
                         through live drive test           out                                   ***
---------------------------------------------------------------------------------------------------------------

Billing Records          Evaluation of affected            Commercial roll-out of                ***
                         customer bills through  ***       ***       configuration
                            ***
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

                                 Work in Progress
                                       ***

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the commission.

                            ***  ACCEPTANCE CRITERIA


                                                                           DRAFT


*** MITIGATION

--------------------------------------------------------------------------------------------
PERFORMANCE METRICS     EVALUATION METHOD      TEST CONDITIONS  ACCEPTANCE CRITERIA
-------------------     -----------------      ---------------  -------------------
--------------------------------------------------------------------------------------------
*** Identification           ***                    ***                ***
                             ***

                        Review of                   ***                ***
                        performance
                        reports   ***
--------------------------------------------------------------------------------------------
Terminations            Review of                   ***                ***
                        performance
                        reports   ***
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

                               Work in Progress
                                       ***

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the commission.

                                   EXHIBIT C
                            NONDISCLOSURE AGREEMENT
                            -----------------------


          THIS NONDISCLOSURE AGREEMENT is made as of this 22 day of April, 1993 ("Effective Date"), by and between PACTEL CORPORATION, a California corporation (hereinafter referred to as "PacTel"), with offices located at 2999 Oak Road, Walnut Creek, California 94596, and ESL INCORPORATED, a California corporation (hereinafter referred to as "Vendor"), with offices located at 495 Java Drive, Sunnyvale, California 94088-3510 (collectively "the Parties") which agree as follows:

          WHEREAS each Party wishes to evaluate and understand its potential involvement in a project of mutual interest; and

          WHEREAS PacTel may find it necessary to disclose to Vendor certain confidential and proprietary information and intellectual property of PacTel, relating to PacTel and its operations, which will be used by Vendor only for its work on PacTel projects; and

          WHEREAS Vendor may find it necessary to disclose to PacTel certain confidential and proprietary information relating to Vendor and its operations which will be used by PacTel only to evaluate its potential use of Vendor's services; and

          WHEREAS each Party is willing to release such Information to the other on a confidential basis, and is willing to enter into this Agreement;

          NOW THEREFORE, in consideration of the mutual covenants hereinafter contained, PacTel and Vendor agree as follows:

     1. All Information as defined below, provided by one Party (the "Originator") to the other will be treated as confidential. "Information" shall include all information in written, oral or other tangible or intangible forms which may include, but is not limited to, discoveries, ideas, concepts, know-how, techniques, designs, specifications, drawings, blueprints, tracings, diagrams, models, samples, flow charts, data, computer programs, disks, diskettes, tapes, marketing plans, customer names and other technical, financial or business information.

     2. For a period of ten (10) years following the effective date of this Agreement, each Party shall:

          a. restrict disclosure of the Information solely to those of its employees with a need to know, and not to disclose it to other parties; and,

          b. advise its employees of the obligation of confidentiality hereunder; and,

          c. require its employees to use the same degree of care as is used with that Party's own proprietary information.

     3. Notwithstanding anything to the contrary herein, neither Party shall have any obligation to preserve the confidentiality of any Information that:

          a. was previously known by it free of any obligation to keep it confidential; or,

          b. is distributed to third parties by the Originator without restriction; or,

          c. is or becomes publicly available, by other than unauthorized disclosure by the Party receiving the Information; or,

          d. is wholly and independently developed by the Party receiving the Information.

     4. All Information shall be deemed the property of the Originator, and, upon request, the other Party will return all Information received in tangible form to the Originator or destroy all such Information.

     5. Nothing contained in this Agreement shall be construed as granting or conferring any rights by license or otherwise in any Information disclosed by the Originator.

     6. This Agreement shall be governed and construed in accordance with the laws of the State of California and shall benefit and be binding upon the Parties hereto and their respective successors and assigns.

     7. Since either Party may choose not to do business with the other in the future, each acknowledges that the other is not responsible or liable for any business decisions made by either in reliance upon disclosures made during any meetings between the Parties or in reliance on any results of the discussions.

     8. This Agreement shall continue until terminated in writing by either Party. The obligation to protect the confidentiality of Information received prior to such termination shall survive the termination of this Agreement.

     9. Each Party agrees that it will make no copies or otherwise reproduce the data provided by the other, and further agrees to remove all such data from its files and return all data to the other if requested to do so.

PACTEL CORPORATION                  ESL INCORPORATED
("PacTel")                          ("Vendor")

By:  _____________________          By:  ______________________
     Lyn R. Daniels                 Name:______________________
     Chief Financial Officer        Title:_____________________
     and Treasurer

                              FIRST AMENDMENT TO

                     THE DEVELOPMENT AND LICENSE AGREEMENT

                             DATED OCTOBER 4, 1993

                                    BETWEEN

                    ESL INCORPORATED AND PACTEL CORPORATION



     This First Amendment is made this 4th day of October, 1993, by and between ESL Incorporated ("ESL") and PacTel Corporation ("PacTel").

     WHEREAS, the parties entered into a Development and License Agreement, dated October 4, 1993; and

     WHEREAS, the parties now wish to amend that Agreement to correct certain terms thereof;

     NOW THEREFORE, the parties agree as follows:

     1. In Section 2.5 of the Agreement the following clause shall be added at the end of the second sentence:

     ", and shall be subject to the terms and conditions of this Agreement, with the exception of Sections 6.2 and 6.3."

     2. Section 5.5 of the Agreement is hereby deleted and the following is substituted therefor:

     5.5  Protection and Use of           ***       .
          ---------- --- --- -- --------------------

     (a) Each party agrees it will not disclose (unless compelled to disclose by judicial or administrative process, or in the opinion of such party's counsel, by other requirement of law), use, or permit the use by others of such other
party's                ***           ,        ***       and/or         ***    ,
at any time during the Agreement, or at any time thereafter, for a period of *** years after the disclosure thereof. Without limiting the foregoing, each party
agrees to do the following with respect of any such        ***       ,    ***
and/or      ***    : (i) instruct and require all of its employees and agents to maintain the confidentiality of such information; (ii)

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the commission.

exercise either at least the same degree of care to safeguard the confidentiality of such information as that party exercises to safeguard the confidentiality of its own information of a similar type, or a reasonable degree of care, whichever is greater; and (iii) restrict disclosure of such information to those of its employees who have a need to know consistent with the purposes for which such information was disclosed. Each party further agrees not to remove or destroy any proprietary or confidential legends or markings placed
upon documentation or other materials which contain or set forth the        ***
                     ***                              of the other party.

     (b)  The party receiving                  ***         ,         ***
and/or        ***               will obtain the written agreement of any
permitted transferee or licensee to hold in confidence the information transferred to such transferee or licensee in accordance with terms no less restrictive than those set forth above.

     (c)  The receiving party may disclose the other party's       ***
        ***               and/or               ***              to its
employees, agents, suppliers and subcontractors to the extent that each such disclosure is reasonably necessary for manufacturing, using, selling, installing and/or servicing Licensed Products, or procuring goods and services required in connection therewith; provided, however, that the receiving party will take all desirable and necessary actions to preserve the confidentiality of such information including, but not limited to: (i) marking any documents or other
material containing any                                      ***
      ***         so disclosed to indicate that same contains proprietary data
and          ***                     and/or              ***              ; (ii)
requiring each party to whom same is disclosed to sign a written agreement limiting the use thereof to authorized purposes, prohibiting the further reproduction or disclosure thereof and requiring the prompt return thereof when no longer needed; and (iii) providing that any reproduction, notes or summaries thereof, immediately upon the making thereof, will become the property of the disclosing party and will be delivered to the disclosing party with, and upon
the return of, the                                 ***
and/or              ***              .

     (d)  Each reproduction of any                           ***
and/or                 ***           , together with each modification and
revision thereof, made by or for the receiving party, will automatically become the property of the disclosing party, will be deemed the disclosing party's
***                     and/or                 ***             for all purposes
hereunder and will be clearly marked accordingly.

     (e)  Upon                      ***                   , the receiving party
will immediately discontinue the use of, and will promptly return to the
disclosing party or its designee, all                      ***
and/or                 ***           , together with copies thereof, in the
possession or control of the receiving party, together with all written documentation and/or other materials containing information relating to the
***                   ***              and/or                ***            .
The receiving party further agrees that it will not for a period of       ***
after the date of any termination or expiration of this Agreement, use or disclose to any third party any of disclosing party's

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the commission.

                         ***                and/or                    ***
, except such information as the disclosing party has previously made generally available to the public.

     3.   In Article 9, the following sentence shall be added at the end:

     "Any judicial review under this Article shall be limited to arbitrator misconduct or the arbitrators' non-compliance with or failure to observe the terms and conditions of this Agreement."

     4. Except as amended herein, the Agreement between the parties, dated October 4, 1993, shall remain in full force and effect.

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the commission.

     IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the date first written above.

ESL INCORPORATED                        PACTEL CORPORATION


By:______________________               By:_________________________

Name:____________________               Name:_______________________

Title:___________________               Title:______________________

                                   EXHIBIT E
                                   ---------


                               Patent Assignment
                               -----------------

                         PATENT APPLICATION ASSIGNMENT

          WHEREAS, TRW Inc., an Ohio corporation, having its principal place of business at 1900 Richmond Road, Cleveland, Ohio 44124 (hereinafter referred to as the "Assignor") holds all right, title and interest in and to the _____________ Patent Application, "____________________________________," Serial
No. _________, by _____________, dated ______, Docket No. _______, including all continuations, revisions, patents, reissues, re-examinations, foreign counterpart applications and extensions thereof (hereinafter referred to as the "Patent Application"); and

          WHEREAS, Assignor desires to assign its entire right, title and interest in and to the Patent Application to PhonePrint, Inc., a California corporation (hereinafter referred to as the "Assignee"), pursuant to the terms of that certain License and Technical Assistance Agreement, dated as of
______________.

          NOW, THEREFORE, for good and valuable consideration to the Assignor, the receipt of which is hereby acknowledged, the Assignor has agreed to and does hereby assign and transfer unto the Assignee its entire right, title and interest in and to any and all inventions disclosed in the Patent Application, the Patent Application, and in any and all patents obtained for said inventions by the Patent Application or any continuations, revisions, renewals or substitutions thereon, and any reissues or re-examinations thereof.

          Assignor further agrees that it will, at Assignee's reasonable expense, (a) cooperate with Assignee in the prosecution of U.S. patent applications and foreign counterparts on the inventions and any improvements,
(b) execute, verify and acknowledge and deliver all such further papers, including patent applications and instruments of transfer, and (c) perform such other acts as Assignee lawfully may request to obtain or maintain Letters Patent and Registrations for the inventions and improvements in any and all countries, and to vest title thereto in Assignee or Assignee's successors and assigns.

          IN TESTIMONY WHEREOF, I hereby set my hand this ____ day of _________, 19___.

                              TRW Inc.


                              By:   _________________________________
                                    Assistant Secretary

State of California      )
County of                )

On ____________________, before me, __________________________, the undersigned officer, personally appeared _________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

________________________________
Notary Public

My Commission Expires:  _________________________

                                   EXHIBIT F
                                   ---------


                             Trademark Assignment
                             --------------------

            ASSIGNMENT OF U.S. INTENT-TO-USE TRADEMARK APPLICATION


          WHEREAS, TRW Inc., an Ohio corporation, having its principal place of business at 1900 Richmond Road, Cleveland, Ohio 44124 (hereinafter referred to as the "Assignor") owns a certain Intent-To-Use-Trademark Application in the United States Patent and Trademark Office for "PHONEPRINT," Serial No. 74/531385, filed May 31, 1994, in Class 9. The goods are electronic cellular network access control system comprised of signed analysis hardware and software which receives, authenticates and blocks unauthorized cellular transmission (hereinafter referred to as the "Trademark Application").

          WHEREAS, PhonePrint, a California corporation (hereinafter referred to as the "Assignee") has acquired Assignor's interest in and to the Trademark Application and any and all trademarks and service marks related thereto throughout the world.

          NOW, THEREFORE, for good and valuable consideration to the Assignor, the receipt of which is hereby acknowledged, (i) the Assignor has agreed to and does hereby assign unto the Assignee its entire right, title and interest in and to the Trademark Application and any and all trademarks and service marks related thereto throughout the world, together with the goodwill of the business related thereto and concurrent with the transfer of certain tangible assets as indicia of said goodwill; and (ii) the Assignor authorizes the Commissioner of Patents and Trademarks of the United States to assign the Trademark Registration to the Assignee in accordance with the terms of this instrument.

          IN TESTIMONY WHEREOF, I hereby set my hand this ____ day of ___________, 19__.

                              TRW, Inc.


                              By:   _________________________________
                                    Assistant Secretary

State of California      )
County of                )


On ____________________, before me, __________________________, the undersigned officer, personally appeared _________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

________________________________
Notary Public
My Commission Expires:  _________________________

                                   EXHIBIT G
                                   ---------


                         Order and Contract Assignment
                         -----------------------------

                      PURCHASE ORDER AND SUPPLY CONTRACT
                      ----------------------------------
                      ASSIGNMENT AND ASSUMPTION AGREEMENT
                      -----------------------------------


     This Assignment and Assumption Agreement is made as of this 14th day of December, 1994 by and between ESL Incorporated, a California corporation having a place of business at 495 Java Drive, Sunnyvale, California (the "Transferor"), and PhonePrint, Inc., a Delaware corporation having a place of business at 207
E. Java Drive, Sunnyvale, California (the "Transferee").

     WHEREAS, the Transferor is a party to those certain purchase orders and supply contracts (and all amendments and modifications thereof) (collectively, the "Agreements") listed on Exhibit A attached hereto (and such Agreements were
                            ---------
contemplated by the parties to be included within the definition of Assumed Obligation as set forth in Paragraph 1.4 of that certain Asset Purchase Agreement of even date herewith), with certain of the vendees and suppliers set forth therein; and

     WHEREAS, the Transferor desires to assign to the Transferee, and the Transferee desires to take by assignment, all of the Transferor's right, title and interest under the Agreements, and the Transferee desires to assume all of the Transferor's duties and obligations with respect thereto.

     NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

     1. The Transferor does hereby transfer, assign and set over to the Transferee the Transferor's entire right, title and interest in and to the Agreements.

     2. The Transferee does hereby assume and agree to pay, perform and discharge any and all obligations and liabilities of the Transferor existing as of November 30, 1994 under or arising out of the Agreements and any other documents relating thereto, subject to the indemnification obligations of the Transferor and Transferee in that certain Asset Purchase Agreement of even date herewith.

     3. This Assignment and Assumption Agreement shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto.

     4. This Assignment and Assumption Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute one in the same instrument.

     5. This Assignment and Assumption Agreement shall be governed by and construed under the internal laws of the State of California, without regard to any rules of conflicts of law applicable to agreements made and to be performed in such state by and among residents of such state.

     6. Each of the parties hereto shall execute and deliver all additional documents and shall do any and all acts and things reasonably required in connection with the performance of the obligations undertaken in the Assignment and Assumption Agreement and to effectuate in good faith the intent of the parties.


               [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties have executed this Assignment and Assumption Agreement as of the date hereof.

                              TRANSFEROR:

                              ESL INCORPORATED, a California corporation



                              By:________________________________________

                              Its:_______________________________________


                              TRANSFEREE:

                              PHONEPRINT, INC., a Delaware corporation



                              By:________________________________________

                              Its:_______________________________________



             [SIGNATURE PAGE TO PURCHASE ORDER AND SUPPLY CONTRACT
                     ASSIGNMENT AND ASSUMPTION AGREEMENT]

                                   EXHIBIT A

---------------------------------------------------------------------------------
PHONEPRINT INC.
---------------------------------------------------------------------------------
OUTSTANDING COMMITMENTS
---------------------------------------------------------------------------------
AS OF NOVEMBER 30, 1994
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
                                             PART      TOTAL  PURCHASE  PURCHASE
---------------------------------------------------------------------------------
P.O. #              VENDOR                  NUMBER      QTY    PRICE    EXTENSION
---------------------------------------------------------------------------------
401254  Amco Engineering                 120-1095-001     41    475.60     19,500
---------------------------------------------------------------------------------
400012  Ariel Corp                       125-0098-001    750    969.92    727,440
---------------------------------------------------------------------------------
401623  Arow Components                  615-0504-001   7000      0.01         84
---------------------------------------------------------------------------------
401623  Arow Components                  630-0501-001   2000      0.13        260
---------------------------------------------------------------------------------
400686  Custom Computer Service          125-0215-001    120    260.00     31,200
---------------------------------------------------------------------------------
401231  E Squared                        125-0250-001     70    700.00     49,000
---------------------------------------------------------------------------------
401724  Isis Surface Mounting            590-0234-001     59        36      2,124
---------------------------------------------------------------------------------
401639  Kent Electronics                 460-0271-001    375      3.97      1,489
---------------------------------------------------------------------------------
401389  Lambda Electronics               180-0114-001    100     23.50      2,350
---------------------------------------------------------------------------------
401226  Maxpeed Corp                     125-1279-001     50    347.00     17,350
---------------------------------------------------------------------------------
400053  Rugged Computer Systems          190-0151-001    631  3,518.00  2,219,858
---------------------------------------------------------------------------------
401719  Rugged Computer Systems, Inc.    190-0151-001     10       505      5,050
---------------------------------------------------------------------------------
401262  Vanderbend                       510-1041-001    100     30.93      3,093
---------------------------------------------------------------------------------
401272  Vanderbend                       510-1004-001    200      7.22      1,444
---------------------------------------------------------------------------------
401275  Vanderbend                       510-1024-001    250      8.19      2,048
---------------------------------------------------------------------------------
401277  Vanderbend                       510-1027-001    100      2.25        225
---------------------------------------------------------------------------------
401278  Vanderbend                       510-1031-001    200     10.51      2,102
---------------------------------------------------------------------------------
401279  Vanderbend                       510-1032-001    200     10.12      2,024
---------------------------------------------------------------------------------
401279  Vanderbend                       510-1032-001    200      1.40        280
---------------------------------------------------------------------------------
401282  Vanderbend                       510-1037-001    100     11.57      1,157
---------------------------------------------------------------------------------
401283  Vanderbend                       510-1038-001    200     16.95      3,390
---------------------------------------------------------------------------------
401284  Vanderbend                       510-1040-001    200     32.47      6,494
---------------------------------------------------------------------------------
401285  Vanderbend                       510-1042-001    300      7.63      2,289
---------------------------------------------------------------------------------
401287  Vanderbend                       510-1054-001    100      9.46        946
---------------------------------------------------------------------------------
401288  Vanderbend                       510-1055-001     40    109.11      4,364
---------------------------------------------------------------------------------
401296  Vanderbend                       520-1020-001    150      3.23        485
---------------------------------------------------------------------------------
400067  Voctron Labs                     461-0109-001    180    335.00     60,300
---------------------------------------------------------------------------------
401306  Ward Bagby                       676-0100-001    385      5.15      1,983
---------------------------------------------------------------------------------
401307  Ward Bagby                       676-0101-001    385      4.00      1,540
---------------------------------------------------------------------------------
401308  Ward Bagby                       680-0563-001    380     14.00      5,320
---------------------------------------------------------------------------------
401309  Ward Bagby                       680-0565-001    120     42.40      5,088
---------------------------------------------------------------------------------
401310  Ward Bagby                       676-0102-001    300     16.35      4,905
---------------------------------------------------------------------------------
401311  Ward Bagby                       680-0564-001    200      1.45        290
---------------------------------------------------------------------------------
401584  DC Electronics                   150-1452-001    100     19.14      1,914
---------------------------------------------------------------------------------
401559  DC Electronics                   150-1450-001    140     26.89      3,765
---------------------------------------------------------------------------------
401589  DC Electronics                   150-0426-001    325     15.11      4,911
---------------------------------------------------------------------------------
401512  DC Electronics                   150-0409-008    200      6.49      1,298
---------------------------------------------------------------------------------
401735  DC Electronics                   150-1456-001     25      3.50         88
---------------------------------------------------------------------------------
401699  Arow Components                  630-0522-001   1500     0.213        320
---------------------------------------------------------------------------------
401699  Arow Components                  607-0506-001   1000      0.15        150
---------------------------------------------------------------------------------
400799  DC Electronics                                     1  2,000.00      2,000
---------------------------------------------------------------------------------
401631  Applied Specialties                                1     211.2        211
---------------------------------------------------------------------------------
401312  Ward Bagby                                        90     23.25      2,093
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
        Watkins Johnson                                                   262,350
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
PHONEPRINT INC.
---------------------------------------------------------------------------------
OUTSTANDING COMMITMENTS
---------------------------------------------------------------------------------
AS OF NOVEMBER 30, 1994
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
                                            PART      TOTAL   PURCHASE   PURCHASE
---------------------------------------------------------------------------------
  P.O. #             VENDOR               NUMBER      QTY     PRICE     EXTENSION
---------------------------------------------------------------------------------
    401076  Ask Group                                    4  2,756.00     11,024
---------------------------------------------------------------------------------
    401077  Ask Group                                   48    310.00     14,880
---------------------------------------------------------------------------------
    401077  Ask Group                                    1  1,450.00      1,450
---------------------------------------------------------------------------------
    401075  Hewlett Packard                              1  2,193.00      2,193
---------------------------------------------------------------------------------
    401075  Hewlett Packard                              1    355.30        355
---------------------------------------------------------------------------------
    401075  Hewlett Packard                              1    224.40        224
---------------------------------------------------------------------------------
    401075  Hewlett Packard                              1    635.80        636
---------------------------------------------------------------------------------
    401075  Hewlett Packard                              1    469.20        469
---------------------------------------------------------------------------------
    401067  Mobilecomm*                                  1  1,200.00      1,200
---------------------------------------------------------------------------------
    401696  Sealed Air Corp.                             1      2650      2,650
---------------------------------------------------------------------------------
    401696  Sealed Air Corp.                             1       950        950
---------------------------------------------------------------------------------
    401736  Sun Microsystems                             5      2640     13,200
---------------------------------------------------------------------------------
    401722  Vanstar                                      2    120.88        242
---------------------------------------------------------------------------------
    401729  Vanstar                                      1      2362      2,362
---------------------------------------------------------------------------------
    401729  Vanstar                                      1       369        369
---------------------------------------------------------------------------------
    401729  Vanstar                                      1       120        120
---------------------------------------------------------------------------------
    401804  Vanstar                                      1         5          5
---------------------------------------------------------------------------------
    401801  Ward Bagby                                 285      2.95        841
---------------------------------------------------------------------------------
    401801  Ward Bagby                                   1    186.12        186
---------------------------------------------------------------------------------
    401504  AT&T Capital*                                1  2,078.00      2,078
---------------------------------------------------------------------------------
    401558  AT&T Capital*                                1  2,332.00      2,332
---------------------------------------------------------------------------------
    401541  AT&T Capital*                                1  1,515.00      1,515
---------------------------------------------------------------------------------
    401647  AT&T Capital*                                1    596.00        596
---------------------------------------------------------------------------------
    401709  AT&T Capital*                                1    466.00        466
---------------------------------------------------------------------------------
    401726  AT&T Capital*                                1    892.00        892
---------------------------------------------------------------------------------
    401734  AT&T Capital*                                1  2,332.00      2,332
---------------------------------------------------------------------------------
    401253  California Furniture*                        1    312.00        312
---------------------------------------------------------------------------------
    401253  California Furniture*                        1    336.00        336
---------------------------------------------------------------------------------
    401253  California Furniture*                        1    160.00        160
---------------------------------------------------------------------------------
    401805  Frame Technology Corp                        2    550.00      1,100
---------------------------------------------------------------------------------
    401805  Frame Technology Corp                        1     49.00         49
---------------------------------------------------------------------------------
    401805  Frame Technology Corp                        1    260.00        260
---------------------------------------------------------------------------------
    401733  JMW Consultants Inc.                         1     14650     14,650
---------------------------------------------------------------------------------
    401733  JMW Consultants Inc.                         1   6208.65      6,209
---------------------------------------------------------------------------------
    401237  Rent A Computer*                             1    985.00        985
---------------------------------------------------------------------------------
    401261  Rent A Computer*                             1  1,405.00      1,405
---------------------------------------------------------------------------------
    401576  Rent A Computer*                             1    340.00        340
---------------------------------------------------------------------------------
    401667  Vanstar                                      2   3520.28      7,041
---------------------------------------------------------------------------------
    401700  Tel-Lan Communications                      12        12        144
---------------------------------------------------------------------------------
Consultant  Mal Gurian-December Retainer & Expenses                      30,500
---------------------------------------------------------------------------------
Consultant  Gary Odegard-December Retainer & Expenses                     5,500
---------------------------------------------------------------------------------
Consultant  Jack Hsu-December Retainer & Expenses                         9,000
---------------------------------------------------------------------------------
Consultant  Robert Lux-Billed at straight hourly rate as used
---------------------------------------------------------------------------------
Consultant  Hill & Knowlton                                              28,824
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
            TOTAL COMMITMENTS                                         3,634,950
                                                                      ===========
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
      * Indicates month-to-month rental
---------------------------------------------------------------------------------

                                   EXHIBIT H
                                   ---------


                              General Conveyance
                              ------------------

                GENERAL CONVEYANCE, BILL OF SALE AND ASSIGNMENT
                -----------------------------------------------


     ESL INCORPORATED, a California corporation (the "Seller"), hereby grants, conveys, transfers, assigns, sets over and delivers, as of December 14, 1994 (the "Effective Date"), unto PHONEPRINT, INC., a Delaware corporation ("Buyer"), pursuant to that certain Asset Purchase Agreement between the Seller and Buyer dated December 14, 1994 (the "Purchase Agreement"), all of the Seller's right, title and interest in and to all the assets and properties (whether tangible or intangible and whether real, personal or mixed and whether owned or leased by Seller), of every kind, character and description and wherever situated which are either (i) identified in Exhibit A to the Purchase Agreement; or (ii) listed
                             ---------
on Schedule 1 attached hereto (the assets and properties in (i) and (ii) above
   ----------
shall collectively be the "Assets").

     TO HAVE AND TO HOLD the Assets unto Buyer, its successors and assigns forever.

     The Seller and TRW Inc., an Ohio corporation ("TRW") and their successors hereby agree to take all actions reasonably necessary to obtain any necessary consent for the transfer of the Assets to Buyer and, upon the receipt of such consent, to provide to the Buyer the benefits of title to such Assets. All the Assets shall automatically be deemed to have been transferred and assigned to Buyer as of the Closing Date (as defined in the Purchase Agreement). Pending such formal transfer and assignment, Buyer shall be entitled to the full economic benefit of ownership of the Assets and shall not be liable for any loss, damage or charge arising out of acts or omissions occurring prior to the Closing Date with respect to the Assets or the conduct of Seller's business. The obligation of the Seller, TRW and their successor shall be to take all reasonable action necessary to obtain the consents and to provide to the Buyer the benefits of title to all of the Assets referred to above.

     THE SELLER AND TRW HEREBY CONSTITUTE and appoint Buyer and Buyer's successors and assigns, the true and lawful attorneys of the Seller and TRW with full power of substitution, in the name of the Seller or otherwise, and on behalf and for the benefit of Buyer, its successors and assigns, to demand and receive from time to time any and all Assets transferred or intended so to be; to give receipts, releases and acquittances for or in respect of the same of any part thereof; and to take any action necessary to effect the transfer to Buyer of full legal title in and beneficial ownership of any Asset hereby transferred and assigned or intended so to be. The Seller and TRW declare that the foregoing powers are coupled with an interest and shall not be revocable by it in any manner or for any reason.

     THE SELLER AND TRW FOR THEMSELVES AND THEIR SUCCESSORS, AGREE THAT they or such successors will hereafter cause the execution and delivery of any further assignments, instruments of transfer, bills of sale, powers of attorney or conveyances and perform other acts, as may be necessary or desirable fully to vest in Buyer title to and enjoyment of the Assets assigned and transferred or intended so to be pursuant to the Agreement.

     IN WITNESS WHEREOF, the Seller and TRW have caused this General Conveyance, Bill of Sale and Assignment to be executed as of the date first written above.

                              "SELLER":

                              ESL INCORPORATED, a California corporation



                              By:_________________________________________

                              Title:_____________________________



                              "TRW":

                              TRW INC., an Ohio Corporation


                              By:_________________________________________

                              Title:_____________________________



                    [SIGNATURE PAGE TO GENERAL CONVEYANCE,
                         BILL OF SALE AND ASSIGNMENT]

                                  SCHEDULE 1
                                  ----------


                            List of Specific Assets
                            -----------------------

                                 Schedule 1-1

    -------------------------------------------------------------------
    PHONEPRINT INVENTORY            MODEL M  MODEL A  MODEL E   TOTAL
    -------------------------------------------------------------------
    1) Consigned Units                   56      1 5       20       9 1
    -------------------------------------------------------------------
    2) Finished Goods                    61       31       84       176
    -------------------------------------------------------------------
    3) Work In Progress                 N/A      N/A      N/A       N/A
    -------------------------------------------------------------------
    4) Material Unit Equivalents          0        0       61        61
    -------------------------------------------------------------------
    5) Engineering Test Units             6        0        1         7
    -------------------------------------------------------------------
    6) Raw Materials                    N/A      N/A      N/A  $979,124
    -------------------------------------------------------------------

1)  Units shipped to customers on consignment at 11/30/94.

2) Finished Goods Inventory as of 11/30/94. Does not include the cost of installation kits noted below in (b) below.

3) Work In Process (WIP) value is included in Material Unit Equivalents calculation.

4) Material Unit Equivalents is calculated by adding material stock and WIP on hand plus additional future purchases of $153,000 (see note (a) below). The model E unit has the highest material content of the three Phone Print models. Using this material in different product mixes would result in different equivalent unit combinations.

5)  Units that are in the field and in-house for purposes of Engineering test.

6) Remaining stock balance of $979,124 at 1995 standards. Included in this number is material at vendors valued at $167,009 (see note (c) below) and spares valued at $260,699 described in note (c) and (d).

NOTES:

(a) ESL's current estimate is approximately $153,000 to make up material shortages required to build the 61 equivalent units shown above as item 4, excluding labor and testing.

(b) Installation kit material nominally valued at $34,000 Is required to complete 176 units of Finished Goods.

(c) The $167,009 of material under evaluation at vendors could potentially be written-off based on final evaluation and recommended disposition

(d) Inventory has been re-valued based on latest material cost experience and time standards.

PhonePrint Inc.
Fixed Assets
MAKE               MODEL             DESCRIPTION                        ASSET#
HP                 7550A             CMPTR,PLOTTER,GRPH                 C0012235
APPLE              MACPLUS           COMPUTER,PERSONAL                  C0014120
APPLE              MACPLUS           COMPUTER,PERSONAL                  C0014342
APPLE              MACPLUS           COMPUTER,PERSONAL                  C0014542
APPLE              MACPLUS           COMPUTER,PERSONAL                  C0016103
AST                PREMIUM 286       COMPUTER,PERSONAL                  C0017172
APPLE              MAC II            COMPUTER,PERSONAL                  C0017215
APPLE              MAC II            COMPUTER,PERSONAL                  C0019273
APPLE              M0402             CMPTR,MONITOR,MONO                 C0019285
APPLE              M0402             CMPTR,MONITOR,MONO                 C0019290
APPLE              MAC II            COMPUTER,PERSONAL                  C0019291
APPLE              MAC II            COMPUTER,PERSONAL                  C0019589
RADIUS             218               CMPTR,MONITOR                      C0019590
APPLE              MACII             Mac IIC1 w/Ext Kybd                C0019941
RADIUS             TPD/19            CMPTR,MONITOR                      C0020185
APPLE              MAC II            COMPUTER,PERSONAL                  C0020195
RADIUS             TPD/19            CMPTR,MONITOR                      C0021173
APPLE              CENTRIS           COMPUTER,PERSONAL                  C0021600
DELL               COMPUTERS466/ M   COMPUTER,PERSONAL                  C0021988
DELL               COMPUTERS466/ M   COMPUTER,PERSONAL                  C0021989
APPLE              CENTRIS           COMPUTER,PERSONAL                  C0021990
APPLE              CENTRIS           COMPUTER,PERSONAL                  C0021991
RADIUS             350               CMPTR,MONITOR,COLOR                C0021992
RADIUS             350               CMTR,MONITOR,COLOR                 C0021993
T1                 2559821           CMPTR,PRINTER,LASER                C0021994
APPLE              QUADRA            CENTRIS 650                        C0022026
APPLE              CENTRIS           COMPUTER,PERSONAL                  C0022035
APPLE              CENTRIS           COMPUTER,PERSONAL                  C0022037
APPLE              CENTRIS           COMPUTER,PERSONAL                  C0022137
APPLE              CENTRIS           COMPUTER,PERSONAL                  C0022138
APPLE              CENTRIS (610)     COMPUTER,PERSONAL                  C0022139
APPLE              CENTRIS (610)     COMPUTER,PERSONAL                  C0022140
APPLE              CENTRIS (610)     COMPUTER,PERSONAL                  C0022141
APPLE              CENTRIS (610)     COMPUTER,PERSONAL                  C0022142
APPLE              CENTRIS (610)     COMPUTER,PERSONAL                  C0022143
APPLE              CENTRIS           COMPUTER,PERSONAL                  C0022144
RADIUS             348               CMPTR,MONITOR,COLOR                C0022145
RADIUS             348               21" Color Monitor                  C0022146
APPLE              PRO 630           CMPTR,PRINTER,LASER                C0022147
NCA                4542NT            CMPTR,DRIVE,DISK                   C0022151
NCA                MXT1240S          CMPTR,DRIVE,DISK                   C0022196
APPLE              QUADRA (610)      COMPUTER,PERSONAL                  C0022479
APPLE              QUADRA (610)      COMPUTER,PERSONAL                  C0022480
APPLE              QUADRA (610)      COMPUTER,PERSONAL                  C0022481
APPLE              QUADRA (610)      COMPUTER,PERSONAL                  C0022482
APPLE              QUADRA (610)      COMPUTER,PERSONAL/21" Clr Monitor  C0022483
APPLE              QUADRA (610)      COMPUTER,PERSONAL/21" CLr Monitor  C0022484
RADIUS             381               CMPTR,MONITOR,COLOR                C0022485

PhonePrint Inc.
Fixed Assets

MAKE               MODEL                 DESCRIPTION              ASSET #
RADIUS             381                   CMPTR,MONITOR,COLOR      C0022486
DELL               COMPUTERS466/M-66     COMPUTER,PERSONAL        C0022528
DELL               COMPUTERS466/M-66     COMPUTER,PERSONAL        C0022529
CHAPLET SYS        NBD486T               COMPUTER,PERSONAL,LPTP   C0022619
SUN                S10GXN-40             WORKSTATION              C0023073
SUN                S10GXN-40             WORKSTATION              C0023074
SUN                4/15EC-32             WORKSTATION              C0023075
SUN                4/15EC-32             WORKSTATION              C0023076
SUN                4/10EC-8              WORKSTATION              C0023077
SUN                X547A-ST              CMPTR,DRIVE,DISK         C0023078
SUN                X547A-ST              CMPTR,DRIVE,DISK         C0023079
APPLE              POWERBOOK             COMPUTER,PERSONAL,LPTP   C0023101
APPLE              POWERBOOK             COMPUTER,PERSONAL,LPTP   C0023102
APPLE              POWERBOOK             COMPUTER,PERSONAL,LPTP   C0023103
APPLE              QUADRA                COMPUTER,PERSONAL        C0023104
APPLE              POWERBOOK(QUADRA 61   COMPUTER,PERSONAL        C0023105
APPLE              POWERBOOK(QUADRA 61   COMPUTER,PERSONAL        C0023106
APPLE              POWERBOOK(QUADRA 61   COMPUTER,PERSONAL        C0023107
APPLE              POWERBOOK(QUADRA 61   COMPUTER,PERSONAL        C0023108
APPLE              POWERBOOK(QUADRA 61   COMPUTER,PERSONAL        C0023109
APPLE              POWERBOOK(QUADRA 61   COMPUTER,PERSONAL        C0023110
APPLE              QUADRA (610)          COMPUTER,PERSONAL        C0023111
MICRONET           SS-Dl6OOO             COMPUTER,DRIVE,TAPE,DAT  C0023115
                                         486 COMPUTER             C0023197
HP                 7550A                 CMPTR,PLOTTER,GRPH       C0023308
DELL               COMPUTERS486DX2-66    COMPUTER,PERSONAL        C0023309
DELL               COMPUTERS486DX2-66    COMPUTER,PERSONAL        C0023310
DELL               COMPUTERS486DX2-66    COMPUTER,PERSONAL        C0023311
IFR SYSTEMS        COM-120A              CMPTR,MONITOR            C0023404
IBM                425SX/SI              COMPUTER,PERSONAL        C0023529
IBM                425SX/SI              COMPUTER,PERSONAL        C0023530
APPLE              QUADRA                COMPUTER,PERSONAL        C0023531
APPLE              QUADRA                COMPUTER,PERSONAL        C0023532
APPLE              QUADRA                COMPUTER,PERSONAL        C0023533
APPLE              QUADRA                COMPUTER,PERSONAL        C0023534
APPLE              QUADRA                COMPUTER,PERSONAL        C0023535
APPLE              QUADRA                COMPUTER,PERSONAL        C0023536
APPLE              POWER MAC             COMPUTER,PERSONAL        C0023537
APPLE              POWER MAC             COMPUTER,PERSONAL        C0023538
APPLE              POWERBOOK             COMPUTER,PERSONAL,LPTP   C0023605
APPLE              POWERBOOK             COMPUTER,PERSONAL,LPTP   C0023606
APPLE              POWERMAC              COMPUTER,PERSONAL        C0023621
APPLE              POWERBOOK             COMPUTER,PERSONAL,LPTP   C0023634
APPLE              POWERBOOK             COMPUTER,PERSONAL,LPTP   C0023635
APPLE              QUADRA                COMPUTER,PERSONAL        C0023647
APPLE              QUADRA                COMPUTER,PERSONAL        C0023648
APPLE              QUADRA                COMPUTER,PERSONAL        C0023649
APPLE              QUADRA610             COMPUTER,PERSON          C0023782
                                         PERSONAL COMPUTER        C0023783

PhonePrint Inc.
Fixed Assets


MAKE               MODEL                   DESCRIPTION                      ASSET#
APPLE              PB DUO 280/280C         Power Book Duo 280c w/17" Disp   C0023903
                                           Power Book Duo 280c w/17" Disp   C0023904
APPLE              M3077 (POWERMAC)        CMPTR,PERSONAL                   C0023906
                                           17 COLOR MONITOR                 C0023907
APPLE              M2017                   CMPTR,PERSONAL                   C0023908
APPLE              M2612                   CMPTR,MONITOR,COLOR 20"          C0023909
                                           Powerbook 180                    C0023924
                                           Powerbook 180                    C0023925
APPLE              6100 (POWERMAC)         CMPTER,PERSONAL                  C0023926
APPLE              6100 (POWERMAC)         CMPTER,PERSONAL                  C0023927
APPLE              M2464 (POWER PC)        MONITOR,CMPTR                    C0023935
APPLE              C-0890                  MONITOR,COLOR (20")              C0023936
APPLE              M2464 (POWER PC 7100)   MONITOR,CMPTR                    C0023937
APPLE              C-0890                  MONITOR,COLOR                    C0023938
APPLE              8100                    CMPTR,PERSONAL                   C0023939
                                           SPARC STAT                       C0023964
                                           5 GB TAPE                        C0023965
SUN                4/10FC2-                WORKSTATION                      C0023969
SUN                4/15FC2-                WORKSTATION,CLASSIC              C0023970
RADIUS             C0507                   MONITOR,COLOR 17"                C0023971
APPLE              QUADRA 605              CMPTR,PERSONAL                   C0023972
APPLE              QUADRA 605              COMPUTER,PERSONAL                C0023973
SPORTSTER          N/A                     CMPTR,PERSONAL                   C0023974
APPLE              M2332                   POWERBOOK                        C0023991
APPLE              M2332                   POWERBOOK                        C0023992
INTEL              486 DXL                 486 COMPUTER                     C0023995
APPLE              7100                    PERSONALCOMPUTER                 C0023996
APPLE              7100                    PERSONALCOMPUTER                 C0023997
COMPAQ                                     PROLINEA FOR PAYROLL             C0024046
APPLE                                      POWERBOOK 520 FOR FINANCE        C0024047
APPLE                                      POWERBOOK 520 FOR FINANCE        C0024048
APPLE              7100                    PERSONALCOMPUTER                 C0024049
APPLE              7100                    PERSONALCOMPUTER                 C0024050
                                           Pentium 90 MHZ for Stoddard      C0024111
                                           Pentium 90 MHZ for Stoddard      C0024112
TEKTRONIX          7Al8N                   SCOPE,PN,DUAL                    C0004026
TEKTRONIX          7Al8N                   SCOPE,PN,DUAL,CH                 C0004028
TEKTRONIX          7704                    SCOPE,GP,MF                      C0004208
HP                 6267B                   PWR SUPP, DC                     C0004227
TEKTRONIX          475DM43                 SCOPE,PORTABLE                   C0004280
POWER DESIGN       TP325                   POWER SUPPLY, TRIPLE             C0004357
TEKTRONIX          7A26                    SCOPE,PN,DUAL CH                 C0004400
TEKTRONIX          7B80                    SCOPE,PN,TIME BASE               C0004649
TEKTRONIX          7B53A                   SCOPE,PN,DUAL                    C0004879
HP                 6002A                   PWR SUPP, DC                     C0005290
TEKTRONIX          7B53A                   SCOP,PN,TIME BASE                C0005319
KROHN-HITE         3202R                   FILTER,TUNABLE                   C0005370
HP                 3964A                   RCRDR,INSTRUMENT                 C0005438
TEKTRONIX          7A26                    SCOPE,PN,DUAL CH                 C0005452

PhonePrint Inc.
Fixed Assets


MAKE               MODEL          DESCRIPTION                 ASSET #
TEKTRONIX          7B85           SCOPE,PN,TIME BASE          C0005598
                                  SD TIMECODE READER 8132     C0005825
HP                 436A           METER,POWER,MW              C0006519
HP                 8656A          GEN,SIGNAL                  C0007157
HP                 197B           CAMERA,SCOPE                C0007573
HP                 8970A          METER,NOISE                 C0007647
TEKTRONIX          485            SCOPE,PORTABLE              C0007725
HP                 5335A          COUNTER,ELEC                C0007925
ESL                PROJ 5110      MODULE, AMPL, BIAS          C0011605
TEKTRONIX          2445           SCOPE,PORTABLE              C0011887
TEKTRONIX          2465CTS        O'SCOPE SNBO52750           C0012315
                                  HP 16OG LOGIC ANALYZER      C0012426
HP                 6024A          POWER SUPPLY                C0012969
IBM                6180-002       CMPTR,PLOTTER,CLR           C0013809
HP                 3335A          GEN,SYNTHESIZER             C0014059
HP                 5385A          COUNTER,ELEC                C0017628
HP                 HP 6632A       PWR,SUPP,DC                 C0019030
FLUKE MFG          6080A          GEN,SIGNAL                  C0019122
HP                 6632A          PWR,SUPP,DC                 C0019126
HP                 6632A          PWR,SUPP,DC                 C0019128
HP                 5087A          AMPL,DISTR                  C0021441
IFR SYSTEMS        COM120A        MONITOR, COMMUNICATION      C0021580
IFR SYSTEMS        120A           RECEIVER,COMM               C0021984
NCA                PERIPHERAL     CMPTR,DRIVE,DISK            C0021985
                   MXT1240S
NCA                PERIPHERAL     CMPTR,DRIVE,DISK            C0021986
                   MXT1240S
II INC             ZPB34A-006     CCA,DSP                     C0022048
BURR-BROWN         ZPBI007001     CONVERTER, A/D              C0022049
NCA                4542NT         CMPTR,DRIVE,DISK            C0022150
DIGITAL EQ         4000/90        SYSTEM,VAC                  C0022191
MAXTOR             KOOCHOHE       1.2 GBYTE DISK DRIVES       C0022197
MAXTOR             KOOCHOHE       1.2 GBYTE DISK DRIVES       C0022198
STANFORD RES       SR620          COUNTER,UNIVERSAL           C0023118
STANFORD RES       FS700          FREQ STD,LORAN              C0023119
                                  LOW PHASE NOISE OSCIL       C0023196
PANASONIC          KX-B520        PRINTBOARD,ELECTRONIC       C0023375
COMBINET           CB-400         BRIDGE,ETHERNET             C0023433
NOISE COM          UFX7109        GEN,NOISE,PROGRAMMABLE      C0023434
                                  4MM TAPE DRIVE              C0023551
HP                 8560E          ANAL, SPECTRUM              C0023814
                                  AUTOCAD SYSTEM              C0023823
                                  17 MONITOR                  C0023824
                                  LASER PRINTER               C0023825
                                  2 GB HD, SCSI-II, Cable     C0023963
                                  4.2 GB MUL                  C0023966
                                  4.2 GB MUL                  C0023967
                                  4.2 GB MUL                  C0023968
CSC                1924EXT        DRIVE,DISK,SCSI             C0023975
CSC                1924EXT        DRIVE,DISK,SCSI             C0023976
RADIUS             C0507          DRIVE,DISK,SCSI             C0023977

PhonePrint Inc.
Fixed Assets


MAKE                MODEL         DESCRIPTION                     ASSET#
                                  2 GB SCSI                       C0023978
                                  2 GB SCSI                       C0023979
                                  2 GB SCSI                       C0023980
                                  2 GB SCSI                       C0023981
                                  2 GB SCSI                       C0023982
                                  2 GB SCSI                       C0023983
CSC                 1924EXT       DRIVE,DISK,SCSI                 C0023985
                                  2 GB SCSI                       C0023986
                                  19-2 GB HD & 13 TERMINATORS     C0023987
                                  2 GB SCSI                       C0023988
                                  Xyplex Server                   C0023999
                                  Sun Workstation                 C0024096
Self-Const Equip                  PHONEMAID, SIG GENERATORS(2)    Self-Const
POWER               36100RF       PWR SUPPLY, DC                  C0001464
 DESIGN
TEKTRONIX           2335          SCOPE,PORTABLE                  C0007583
TEKTRONIX           496P          ANAL,SPECT                      C0007792
HP                  6653A         POWER SUPPLY                    C0022979
HP                  6653A         POWER SUPPLY                    C0022980
HP                  6653A         POWER SUPPLY                    C0022981
HP                  6673A         POWER SUPPLY                    C0022982
HP                  6543A         POWER SUPPLY                    C0022983
HP                  6543A         POWER SUPPLY                    C0022984
HP                  6543A         POWER SUPPLY                    C0022985
HP                  6543A         POWER SUPPLY                    C0022986
TEKTRONIX           TAS475        SCOPE,PORTABLE                  C0023312
TEKTRONIX           2232          SCOPE,PORTABLE                  C0023314
HP                  8568B         ANAL,SPECT                      C0023405
HP                  8482B         SENSOR,POWER                    C0023406
HP                  8657B         GEN,SIGNAL                      C0023407
HP                  437B          METER,POWER,MW                  C0023408
HP                  5385A         COUNTER,ELEC                    C0023473
                                  POWER SUPPLY                    C0023574
HP                  5385A         COUNTER,ELEC                    C0023704
                                  DRIVE CONTROL                   C0023784
                                  DSP32C Board                    C0023874
CSC                 1924EXT       DRIVE,DISK,SCSI                 C0023984
                                  Marconi Signal Generator        C0024035
                                  Rugged Computers                C0024109
                                  Rugged Computers                C0024110
IBM                 SEL III       TYPEWRITER                      C0006472
APPLE               PRO 630       Laserwriter Pro 630             C0022148
HP                  FAX 950       FAX-EXPENSED                    C0023902
HP                  451MX         LASERJET PRINTER                C0024045
HP                  8591E         ANAL,SPECT,PORTABLE             C0023831
SUN                 X822A         STORAGE PACK,5GB                C0023954
SUN                 X569A         DRIVE,DISK 4.2GB                C0023955
SUN                 X569A         DRIVE,DISK 4.2GB                C0023956
SUN                 X569A         DRIVE,DISK 4.2GB                C0023957
                                  Xyplex Server                   C0023998

PhonePrint Inc.
Fixed Assets


MAKE          MODEL           DESCRIPTION                        ASSET #
                              Xyplex Server                      C0024127
                              Xyplex Server                      C0024128
LEE ENG       XB024-10        PLATFORM LIFTER                    C0023120
LEE ENG       XB024-10        PLATFORM LIFTER                    C0023121
LEE ENG       XB024-10        PLATFORM TRUCK/LIFT                C0023160
LEE ENG       XB024-10        PLATFORM TRUCK/LIFT                C0023161
LEE ENG       XB024-10        PLATFORM TRUCK/LIFT                C0023162
LEE ENG       XB024-10        PLATFORM TRUCK/LIFT                C0023163
LEE ENG       XB024-10        PLATFORM TRUCK/LIFT                C0023164
                              WORK BENCHES                       C0023539
                              WIRE SHELF CARTS                   C0023540
                              Floor Scale                        C0024036
                              Instapak Model 750 Packaging       C0024129
                              Stockroom Security Enclosure       C0022850
HP                            HP3100                             C0023841

                                   EXHIBIT I
                                   ---------


                           Non-Competition Agreement
                           -------------------------

                           NON-COMPETITION AGREEMENT
                           -------------------------


     THIS NON-COMPETITION AGREEMENT ("Agreement") is entered into as of December 14, 1994 ("Effective Date"), by and among PHONEPRINT, INC., a Delaware corporation ("Buyer"), ESL INCORPORATED, a California corporation and a TRW Company ("Seller") and TRW INC., an Ohio corporation, with reference to the following facts:

     A. Buyer is purchasing certain of the assets of Seller (the "Assets"), pursuant to that certain Asset Purchase Agreement dated as of the Effective Date (the "Purchase Agreement"). Seller has previously established a business unit known as "PhonePrint" (the "Business Unit") that has been engaged in the research, development and sale of products ("PhonePrint Products") used for fraud mitigation in the wireless communications field.

     B. Seller intends to license certain of its technology relating to the PhonePrint Products to Buyer pursuant to that certain License and Technical Assistance Agreement ("License Agreement").

     C. Buyer intends to maintain and operate a business based, in substantial part, on the Assets.

     D. The execution of this Agreement by the Seller is a material inducement for Buyer's execution of the Purchase Agreement.

     E. The parties hereto desire to provide for the protection of the value of the Assets being acquired by Buyer pursuant to the Purchase Agreement, and to provide protection to the business and confidential information of Buyer.

     E. TRW is the parent company of Seller, and is interested in and benefits from the transactions described in the Purchase Agreement.

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual terms, covenants and conditions contained in the Purchase Agreement and this Agreement, the parties hereby agree as follows:

     1.   NON-COMPETITION.  During the term of the Agreement, without the prior
          ---------------
written consent of Buyer, neither Seller nor any Business Successor (as that term is defined in Section 3 of this Agreement), shall, directly or indirectly,
(a) use the Trade Secrets as defined in the License Agreement except as provided therein or (b) except to the extent that the License Agreement specifically permits the use of Trade Secrets by Seller, engage in any business involving the sale of products designed primarily for fraud mitigation in the Wireless Communications Field (as that term is defined in the License Agreement), in any county of the State of California, in the remainder of the United States or in the world.

     2.   PERMITTED ACTIONS.  The provisions of Section 1 apply to Seller and
          -----------------
the Business Successors only, and subject to the terms of Section 1, shall not be deemed to restrict Seller from (a) continuing in those lines of businesses that do not involve a violation of this Agreement; (b) continuing the research, development, manufacture, and sale of wireless communications systems and subsystems sold by Seller; or (c) continuing new technology developments in the wireless communications area.

     3.   BUSINESS SUCCESSOR.  For purposes of Section 1 of this Agreement,
          ------------------
"Business Successor" is defined as the Tactical and National Lines of Business of TRW's Avionics and Surveillance Group and any successor unit or subunit (whether or not separately incorporated), of TRW conducting some or all of those businesses currently carried on by Seller. Under no circumstances are the covenants contained in Section 1 of this Agreement binding on any part of TRW other than Seller or Business Successor to Seller.

     4.   TERM.  This Agreement shall extend for a period of four (4) years
          ----
after the Effective Date, or until such earlier time as Buyer (or its successors or assigns) ceases to conduct a business involving the research, development or sale of products designed primarily for fraud mitigation in the wireless communications field.

     5.   REMEDIES.  Seller and TRW acknowledge and agree that their compliance
          --------
with the covenants contained in Section 1 hereof are reasonable and necessary to protect the goodwill and value of the Assets and other proprietary interests of the Seller being acquired by Buyer pursuant to the Purchase Agreement and of the Buyer. Seller and TRW further acknowledge and agree that a breach of the covenants in Section 1 hereof will result in immediate, irreparable and continuing damage to Buyer for which there will be no adequate remedy at law; and agrees that in the event of any such breach or violation or any threatened or intended breach or violation of the aforesaid covenants, the Buyer and its respective successors and assigns shall be entitled to temporary, preliminary and permanent injunctive relief and/or restraining orders enjoining and restraining such breach or violation or such threatened or intended breach or violation and/or other equitable relief (without needing to post any bond or other security) in addition to such other and further relief as may be proper. Seller and TRW hereby represent (i) that they have thoroughly reviewed the terms of this Agreement, including the geographic areas and time periods stated herein, (ii) that their experience and/or abilities are such that observance of this Agreement will not cause them undue hardship or unreasonably interfere with their ability to conduct business, and (iii) that they have reviewed the limitations imposed by this Agreement with independent counsel.

     6.   SEVERABILITY.  In the event any portion of this Agreement shall for
          ------------
any reason be held to be illegal or unenforceable to any extent, such portion shall be deemed to read in such a way so as to render it legal and enforceable to the maximum extent possible in every respect, so as to effectuate the parties' expressed intent to the maximum extent possible, and the remaining portions of this Agreement shall remain in full force and effect. Without limitation, the parties agree and intend that the covenants and agreements contained in this Agreement shall be deemed to be a series of separate covenants and agreements, one for each and every political subdivision of the Covered Area. If, in any judicial proceeding, a court shall refuse to enforce in such action separate covenants and agreements deemed included herein then, at the option of Buyer, wholly unenforceable covenants and agreements shall be deemed eliminated from the provisions hereof for the purpose of such proceeding to the extent necessary to permit the remaining separate covenants and agreements to be enforced in such proceeding. This Agreement is separate and severable from the Purchase Agreement and the various agreements executed pursuant thereto. The Purchase Agreement and the various agreements executed pursuant thereto shall remain in full force and effect notwithstanding any holding that this Agreement is illegal or unenforceable to any extent.

     7.   NOTICES.  All payments, notices, requests, demands and other
          -------
communications required or permitted hereunder shall be in writing and shall be delivered personally (which shall include delivery by courier or overnight delivery service) or sent by certified or registered mail, postage prepaid, certified or return receipt requested or sent by telecopier or other similar facsimile transmission to the parties at their respective address set forth below or at such other address as shall be given in writing by a party to the other parties. Items delivered personally or by telecopier or facsimile shall be deemed delivered on the date of actual delivery; items sent by certified or registered mail shall be deemed delivered three (3) days after mailing.

               Seller:   ESL Incorporated
                         495 Java Drive
                         Sunnyvale, CA 94088-3510
                         Attn:  TRW Legal Department

               TRW:      TRW Inc.
                         One Rancho Carmel
                         San Diego, CA 92128
                         Attn:  TRW Legal Department



               Buyer:    PhonePrint, Inc.
                         207 E. Java Drive
                         Sunnyvale, CA 94088
                         Attn:  Kevin Compton

                                      -3

     8.  AMENDMENTS AND WAIVERS.  This Agreement may be modified, amended or
         ----------------------
supplemented only by a written instrument duly executed by all parties hereto. No covenant, term or condition or the breach thereof shall be deemed waived, unless it is waived in writing and signed by the party against whom the waiver is claimed. Any waiver of breach of any covenant, term or condition shall not be deemed to be a waiver of any preceding or succeeding breach of the same or any other covenant, term or condition. The failure of any party to insist upon strict performance of any covenant, term or condition hereunder shall not constitute a waiver of such party's right to demand strict compliance therewith in the future.

     9.   SUCCESSORS AND ASSIGNS.  This Agreement may not be assigned by a party
          ----------------------
without the prior written consent of the parties hereto; provided, however, the Buyer may assign its rights and delegate its obligations under this Agreement to a purchaser of all or substantially all of the business, stock or assets of the Buyer in whatever form or to any of Buyer's Affiliates without the consent of the Seller. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties.

     10.  GOVERNING LAW; JURISDICTION AND VENUE.  This Agreement shall be
          -------------------------------------
governed by and construed in accordance with the laws of the State of California, without regard to principles of conflicts of law.

     11.  ATTORNEYS' FEES.  In the event that any legal action becomes necessary
          ---------------
to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled, in addition to its court costs, to such reasonable attorneys' fees, expert witness fees and legal expenses as may be fixed by a court of competent jurisdiction.

     12.  COUNTERPARTS.  This Agreement may be executed in multiple copies, each
          ------------
of which shall be deemed an original and all of which shall constitute a single agreement binding on all parties.

     13.  ENTIRE AGREEMENT.  This Agreement (together with documents and
          ----------------
agreements entered into herewith) constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings. Each party to this Agreement acknowledges that no representations, inducements, promises or agreements have been made by any party, or any one acting on behalf of any party, that are not embodied in this Agreement with respect to the subject matter hereof.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day of the year first above written.


"BUYER"                                  "SELLER"

PHONEPRINT, INC.,                        ESL INCORPORATED,
a Delaware corporation                   a California corporation



BY:  ________________________            BY:  ________________________

TITLE: ______________________            TITLE:_______________________



                                         "TRW"

                                         TRW INC.,
                                         an Ohio corporation



                                         BY: _________________________

                                         TITLE: ______________________



                 [SIGNATURE PAGE TO NON-COMPETITION AGREEMENT]

                                   EXHIBIT J
                                   ---------


                               Pledge Agreement
                               ----------------

                               PLEDGE AGREEMENT
                               ----------------


          THIS PLEDGE AGREEMENT (this "Agreement"), dated as of December 14, 1994, is made between PhonePrint, Inc., a Delaware corporation ("Pledgor"), and ESL Incorporated, a California corporation ("Secured Party").

          Pledgor and Secured Party hereby agree as follows:

          SECTION 1  Definitions; Interpretation.
                     ---------------------------

          (a) All capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings assigned to them in the Note.

          (b) As used in this Agreement, the following terms shall have the following meanings:

          "Event of Default" has the meaning set forth in Section 6.
           ----------------

          "Lien" means any mortgage, deed of trust, pledge, security interest,
           ----
assignment, deposit arrangement, charge or encumbrance, lien, or other type of preferential arrangement.

          "Note" means that certain Promissory Note of even date herewith made
           ----
by Pledgor in favor of Secured Party, as amended, modified, renewed, extended or replaced from time to time.

          "Pledged Collateral" has the meaning set forth in Section 2(a).
           ------------------

          "Pledged Notes" means the Promissory Notes described in Schedule 1.
           -------------                                          ----------

          "Obligations" means the indebtedness, liabilities and other
           -----------
obligations of Pledgor to Secured Party under or in connection with this Agreement and the Note, including, without limitation, all unpaid principal of the Note, all interest accrued thereon and all other amounts payable by Pledgor to Secured Party thereunder or in connection therewith, whether now existing or hereafter arising, and whether due or to become due, absolute or contingent, liquidated or unliquidated, determined or undetermined.

          "Person" means an individual, corporation, partnership, joint venture,
           ------
trust, unincorporated organization, governmental agency or authority, or any other entity of whatever nature.

          "UCC" means the Uniform Commercial Code as the same may, from time to
           ---
time, be in effect in the State of California; provided, however, in the event
                                               --------  -------
that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of the security interest in any Pledged Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of California, the term "UCC" shall mean

                                      1.

the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

          (c) Where applicable and except as otherwise defined herein, terms used in this Agreement shall have the meanings assigned to them in the UCC.

          (d) In this Agreement, (i) the meaning of defined terms shall be equally applicable to both the singular and plural forms of the terms defined; and (ii) the captions and headings are for convenience of reference only and shall not affect the construction of this Agreement.

          SECTION 2  Security Interest.
                     -----------------

          (a) As security for the payment and performance of the Obligations, Pledgor hereby pledges, assigns, transfers, hypothecates and sets over to Secured Party, and hereby grants to Secured Party a security interest in, all of Pledgor's right, title and interest in, to and under (i) the Pledged Notes, (ii) all rights, interests and claims with respect to the Pledged Notes, (iii) any securities, property, interest and other payments and distributions issued as an addition to, in redemption of, in renewal or exchange for, in substitution or upon conversion of, or otherwise on account of, the Pledged Notes, and (iv) all cash and non-cash proceeds of the Pledged Notes and any of the foregoing, in each case from time to time received or receivable by, or otherwise paid or distributed to, the Pledgor, and whether presently existing or owned or hereafter arising or acquired and wherever located (collectively, the "Pledged Collateral").

          (b) Pledgor hereby agrees to deliver to or for the account of Secured Party, at the address and to the Person or Persons to be designated by Secured Party, the Pledged Notes, which shall be accompanied by duly executed assignments in blank, in form and substance satisfactory to Secured Party.

          (c) If Pledgor shall become entitled to receive or shall receive any securities or other instruments or obligations as an addition to, in redemption of, in renewal or exchange for, in substitution or upon conversion of, or otherwise on account of, the Pledged Notes, Pledgor shall accept the foregoing as Secured Party's agent, shall hold the foregoing in trust for Secured Party, shall segregate the foregoing from other property or funds of Pledgor, and shall deliver the foregoing forthwith to or for the account of Secured Party, at the address and to the Person to be designated by Secured Party, accompanied by a duly executed assignment in blank, in form and substance satisfactory to Secured Party. Upon accepting any of the foregoing, Secured Party shall promptly send a notification to Pledgor with a description thereof, which notification shall be deemed to be a Schedule to this Agreement and may be attached hereto.

          (d) Pledgor shall execute and deliver to Secured Party concurrently with the execution of this Agreement, and at any time and from time to time thereafter, all financing statements, assignments, continuation financing statements, termination statements, indorsements, and other documents and instruments, in form reasonably satisfactory to

                                      2.

Secured Party, and take all other action, as Secured Party may reasonably request, to effect a transfer of a perfected first priority security interest in and pledge of the Pledged Collateral to Secured Party pursuant to the UCC and to continue perfected, maintain the priority of or provide notice of the security interest of Secured Party in the Pledged Collat eral and to accomplish the purposes of this Agreement.

          (e) Pledgor agrees that this Agreement shall create a continuing security interest in and pledge of the Pledged Collateral which shall remain in effect until terminated in accordance with Section 16.

          (f) Pledgor hereby consents to any assignment of the Pledged Collateral and the security interests related thereto to TRW Inc. or any direct or indirect wholly-owned subsidiary of TRW Inc. After any such assignment such assignee shall be the Secured Party hereunder and shall possess all the rights of Secured Party hereunder.

          SECTION 3  Representations and Warranties.  Pledgor represents and
                     ------------------------------
warrants to Secured Party that:

          (a) Pledgor is a corporation duly organized, validly existing and in good standing under the law of the jurisdiction of its incorporation and has all requisite power and authority to execute, deliver and perform its obligations under this Agreement.

          (b) The execution, delivery and performance by Pledgor of this Agreement have been duly authorized by all necessary corporate action of Pledgor, and this Agreement constitutes the legal, valid and binding obligation of Pledgor, enforceable against Pledgor in accordance with its terms.

          (c) No authorization, consent, approval, license, exemption of, or filing or registration with, any governmental authority or agency, or approval or consent of any other Person, is required for the due execution, delivery or performance by Pledgor of this Agreement.

          (d) Pledgor is the legal and beneficial owner of the Pledged Notes subject to no Lien except for the pledge and security interest created by this Agreement.

          (e) Pledgor's chief executive office and principal place of business are located at its address set forth on the signature pages hereof.

          SECTION 4  Covenants.  So long as any of the Obligations remain
                     ---------
unsatisfied, Pledgor agrees that:

          (a) Pledgor will, at its own expense, appear in and defend any action, suit or proceeding which purports to affect its title to, or right or interest in, the Pledged Collat eral or the security interest of Secured Party therein and the pledge to Secured Party thereof.

                                      3.

          (b) Pledgor will not surrender or lose possession of (other than to Secured Party), exchange, sell, convey, transfer, assign or otherwise dispose of or transfer the Pledged Collateral or any right, title or interest therein.

          (c) Pledgor will not create, incur or permit to exist any Liens upon or with respect to the Pledged Collateral, other than the security interest of and pledge to Secured Party created by this Agreement.

          (d) Pledgor shall maintain and preserve its corporate existence, its rights to transact business and all other rights, franchises and privileges necessary or desirable in the normal course of its business and operations and the ownership of the Pledged Collateral.

          SECTION 5  Payments on the Pledged Collateral.
                     ----------------------------------

          (a) Unless an Event of Default shall have occurred, Pledgor shall be entitled to receive and retain for its own account any interest and other payments in respect of the Pledged Collateral; provided that Secured Party shall
                                               --------
receive, and Pledgor shall not be entitled to receive, any cash paid, payable or otherwise distributed, and any other property, instruments, securities or obligations, in redemption of, or in exchange for or in substitution of, any Pledged Collateral. Upon and after the occurrence and during the continuance of any Event of Default, Secured Party shall be entitled to receive all distri butions and payments of any nature with respect to the Pledged Collateral, to be held by Secured Party as part of the Pledged Collateral.

          (b) Distributions and other payments and property which are received by Pledgor but which it is not entitled to retain as a result of the operation of subsection (a) shall be held in trust for the benefit of Secured Party, be segregated from the other property or funds of Pledgor, and be forthwith paid over or delivered to Secured Party in the same form as so received.

          SECTION 6  Events of Default.  Any of the following events which shall
                     -----------------
occur and be continuing shall constitute an "Event of Default":

          (a) Pledgor shall fail to pay when due any amount payable hereunder or under the Note and such failure shall continue for 5 days.

          (b) Any representation or warranty by Pledgor under or in connection with this Agreement or the Note shall prove to have been incorrect in any material respect when made or deemed made.

          (c) Pledgor shall fail to perform or observe in any material respect any other term, covenant or agreement contained in this Agreement or the Note on its part to be performed or observed and any such failure shall remain unremedied for a period of 15 days from the occurrence thereof; or any "Event of Default" as defined in the Note shall have occurred.

                                      4.

          (d) Any impairment in the priority of Secured Party's Lien hereunder.

          (e) Any levy upon, seizure or attachment of any of the Pledged Collateral.


          SECTION 7  Remedies.
                     --------

          (a) Upon the occurrence and during the continuance of any Event of Default, Secured Party may declare any of the Obligations to be immediately due and payable and shall have, in addition to all other rights and remedies granted to it in this Agreement or the Note, all rights and remedies of a secured party under the UCC and other applicable laws. Without limiting the generality of the foregoing, Pledgor agrees that any item of the Pledged Collateral may be sold for cash or on credit or for future delivery without assumption of any credit risk, in any number of lots at the same or different times, at any exchange, brokers' board or elsewhere, by public or private sale, and at such times and on such terms, as Secured Party shall determine; provided, however, that Pledgor
                                              --------  -------
shall be credited with the net proceeds of sale only when such proceeds are finally collected by Secured Party in cash. Pledgor hereby agrees that the sending of notice by ordinary mail, postage prepaid, to the address of Pledgor set forth herein, of the place and time of any public sale or of the time after which any private sale or other intended disposition is to be made, shall be deemed reasonable notice thereof if such notice is sent ten days prior to the date of such sale or other disposition or the date on or after which such sale or other disposition may occur, provided that Secured Party may provide Pledgor
                                --------
shorter notice or no notice, to the extent permitted by the UCC or other applicable law. The Pledgor and the Secured Party agree that such notice constitutes "reasonable notification" within the meaning of Section 9504(3) of the UCC. Pledgor recognizes that Secured Party may be unable to make a public sale of any or all of the Pledged Collateral, by reason of prohibitions contained in applicable securities laws or otherwise, and expressly agrees that a private sale to a restricted group of purchasers for investment and not with a view to any distribution thereof shall be considered a commercially reasonable sale. Secured Party shall have the right upon any such public sale, and, to the extent permitted by law, upon any such private sale, to purchase the whole or any part of the Pledged Collateral so sold, free of any right or equity of redemption, which right or equity of redemption Pledgor hereby releases to the extent permitted by law.

          (b) For the purpose of enabling Secured Party to exercise its rights under this Section 7 or otherwise in connection with this Agreement, Pledgor hereby constitutes and appoints Secured Party its true and lawful attorney, with full power of substitution, in the name of the Pledgor, the Secured Party or otherwise, for the sole use and benefit of the Secured Party, but at the expense of the Pledgor, to the extent permitted by law to exercise, at any time and from time to time while an Event of Default has occurred and is continuing, all or any of the following powers with respect to all or any of the Pledged
Collateral: (i) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due upon or by virtue thereof, (ii) to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto, (iii) to sell, transfer, assign or otherwise deal in or with the same or the proceeds or avails thereof, as fully and effectually as if the Secured Party were the absolute owner thereof, and (iv) to extend the time of

                                      5.

payment of any or all thereof and to make any allowance and other adjustments with reference thereto.

          (c) The cash proceeds actually received from the sale or other disposition or collection of Pledged Collateral, and any other amounts received in respect of the Pledged Collateral the application of which is not otherwise provided for herein, shall be applied first, to the payment of the reasonable
                                      -----
costs and expenses of Secured Party in exercising or enforcing its rights hereunder and in collecting or attempting to collect any of the Pledged Collateral, and to the payment of all other amounts payable to Secured Party pursuant to Section 10; and second, to the payment of the Obligations. Any
                            ------
surplus thereof which exists after payment and performance in full of the Obligations shall be promptly paid over to Pledgor or otherwise disposed of in accordance with the UCC or other applicable law. Pledgor shall remain liable to Secured Party for any deficiency which exists after any sale or other disposition or collection of Pledged Collateral.

          SECTION 8  Notices.  All notices or other communications hereunder
                     -------
shall be in writing (including by facsimile transmission) and mailed, sent or delivered to the respective parties hereto at or to their respective addresses or facsimile numbers set forth below their names on the signature pages hereof, or at or to such other address or facsimile number as shall be designated by any party in a written notice to the other parties hereto. All such notices and other communications shall be effective (i) if delivered by hand, when delivered; (ii) if sent by mail, upon the earlier of the date of receipt or five business days after deposit in the mail, first class; and (iii) if sent by facsimile transmission, when sent.

          SECTION 9  No Waiver; Cumulative Remedies.  No failure on the part of
                     ------------------------------
Secured Party to exercise, and no delay in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy, power or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights and remedies under this Agreement are cumulative and not exclusive of any rights, remedies, powers and privileges that may otherwise be available to Secured Party.

          SECTION 10  Costs and Expenses.  Pledgor agrees to pay on demand all
                      ------------------
costs and expenses of Secured Party, including reasonable attorneys' fees, in connection with the enforcement of this agreement, and the sale or collection of, or other realization upon, any of the Pledged Collateral.

          SECTION 11  Binding Effect.  Subject to the restrictions on assignment
                      --------------
contained in the Note, this Agreement shall be binding upon, inure to the benefit of and be enforceable by Pledgor, Secured Party and their respective successors and assigns.

          SECTION 12  Governing Law.  This Agreement shall be governed by, and
                      -------------
construed in accordance with, the law of the State of California, except as required by mandatory provisions of law and to the extent the validity or perfection of the security interests hereunder, or the remedies hereunder, in respect of any Pledged Collateral are governed by the law of a jurisdiction other than California.

                                      6.

          SECTION 13  Entire Agreement; Amendment.  This Agreement contains the
                      ---------------------------
entire agreement of the parties with respect to the subject matter hereof and shall not be amended except by the written agreement of the parties.

          SECTION 14  Severability.  Whenever possible, each provision of this
                      ------------
Agreement shall be interpreted in such manner as to be effective and valid under all applicable laws and regulations. If, however, any provision of this Agreement shall be prohibited by or invalid under any such law or regulation in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed so modified, it shall be ineffective and invalid only to the extent of such prohibition or invalidity without affecting the remaining provisions of this Agreement, or the validity or effectiveness of such provision in any other jurisdiction.

          SECTION 15  Counterparts.  This Agreement may be executed in any
                      ------------
number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

          SECTION 16  Termination.  Upon payment and performance in full of all
                      -----------
Obligations, this Agreement shall terminate and Secured Party shall promptly redeliver to Pledgor any of the Pledged Collateral in Secured Party's possession and shall execute and deliver to Pledgor such documents and instruments reasonably requested by Pledgor as shall be necessary to evidence termination of all security interests given by Pledgor to Secured Party hereunder; provided,
                                                                    --------
however, that the obligations of Pledgor under Section 10 shall survive such
-------
termination.

          SECTION 17  Conflicts.  In the event of any conflict or inconsistency
                      ---------
between this Agreement and the Note, the terms of this Agreement shall control.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                      7.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, as of the date first above written.


                                    PHONEPRINT, INC.

                                    By  ______________________________
                                        Title:

                                    207 E. Java Drive
                                    Sunnyvale, CA 94088-3510
                                    Attn:  Kevin Compton



                                    ESL INCORPORATED

                                    By  ______________________________
                                        Title:

                                    495 Java Drive
                                    Sunnyvale, CA 94088-3510
                                    Attn:  TRW Legal Department

                                      8.

                                  SCHEDULE 1
                            to the Pledge Agreement


                                 Pledged Notes

                               Promissory   Date of
      Name and Address            Note      Issuance
-----------------------------  ----------   ----------
Kleiner Perkins Caufield &       $885,224   12/10/94
Byers VII
2750 Sand Hill Road
Menlo, CA 94025

KPCB VII Founders Fund           $ 98,358   12/10/94
2750 Sand Hill Road
Menlo, CA 94025

Sevin-Rosen IV                   $983,582   12/10/94
Two Galleria Tower
13455 Noel Road, Suite 1670
Dallas, TX 75240

Norwest Equity Partners IV       $786,940   12/10/94
2800 Piper Jaffray Tower
Minneapolis, MN 55402

Needham Capital SBIC, L.P.       $122,948   12/10/94
400 Park Avenue
New York, NY 10022

Needham Emerging Growth          $122,948   12/10/94
Partners
400 Park Avenue
New York, NY 10022

                                     S-1.

                                   EXHIBIT K
                                   ---------


                             Cooperation Agreement
                             ---------------------

                             COOPERATION AGREEMENT


     This COOPERATION AGREEMENT is made and entered into as of this 14th day of December, 1994 by and among PhonePrint Inc., a corporation organized and existing under the laws of the Delaware ("PhonePrint"), TRW Inc., an Ohio corporation, by and through its Avionics and Surveillance Group ("TRW"), and ESL Incorporated, a California corporation and a wholly-owned subsidiary of TRW Inc. ("ESL"). (The forgoing parties are hereinafter sometimes collectively referred to as the "Parties" and individually referred to as a "Party".)

                            PRELIMINARY STATEMENT:

     A. The Parties are parties to that certain Asset Purchase Agreement ("Purchase Agreement") and License and Technical Assistance Agreement ("License Agreement") of even date herewith, pursuant to which TRW and ESL sold and licensed certain assets and technology to PhonePrint.

     B. The parties desire to create a technical advisory council to facilitate on-going communication and education between them concerning certain technology.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants of the Parties herein contained, it is hereby agreed as follows:


                                   ARTICLE 1
                                  COOPERATION
                                  -----------

     In connection with the obligations of TRW and ESL, the TRW Representatives (as defined below), TRW and ESL agree to use their respective commercially reasonable efforts to assist PhonePrint, as needed, if and to the extent necessary to receive, subject to appropriate Government approval, either: (1) U.S. Government classified information; or (2) any otherwise restricted information the receipt, disclosure, use or invention of which causes a violation under any provision of the United Sates Code.


                                   ARTICLE 2
                           TECHNICAL ADVISORY COUNCIL
                           --------------------------

     2.1 ESTABLISHMENT. Upon the execution of this Agreement, a "Technical Advisory Council," or the "Council," shall be formed and remain in existence for
the duration of this Agreement.    The Council shall be composed of six (6)
members, in accordance with the following structure:

          (a) Three (3) representatives of TRW, who shall initially be Jon Jenny, Dale Lindley and Ken Talbot (the "TRW Representatives").

          (b) Three (3) representatives of PhonePrint (the "PhonePrint Representatives") appropriately representing senior technical staff of PhonePrint.

In the event that any TRW Representative ceases to be an employee of or a consultant to TRW or any of its affiliated or sister companies, then TRW shall appoint a successor of reasonably equivalent stature, experience, knowledge and capability. PhonePrint shall be entitled to remove and replace its own members when and as it deems appropriate.

     2.2 MEMBERSHIP. The Chair of the Technical Advisory Council shall be alternated between the Parties on a quarterly basis. The first chairman shall be a TRW Representative. Meetings of the Technical Advisory Council shall be held at least quarterly, or more frequently by mutual agreement of TRW and PhonePrint. The time and location of each meeting shall be reasonably determined by the Chair.

     2.4 RESPONSIBILITIES OF TECHNICAL ADVISORY COUNCIL. In connection with their membership on the Council, TRW and PhonePrint shall have the following specific responsibilities, obligations and objectives pursuant to this
Agreement:

     (a) Openly exchange information, ideas and insights regarding "Existing Technologies," "TRW Improvements," "TRW Inventions" and "PhonePrint Improvements," each as defined in Section 2.7 hereof, which information shall be exchanged in the form reasonably requested by the requesting party;

     (b) Discuss openly, candidly and thoroughly questions and issues regarding the background, development or application of the Existing Technologies and TRW Improvements, TRW Inventions and PhonePrint Improvements; and

     (c) Assist the other Party in problem solving related to Existing Technologies, TRW Improvements, and PhonePrint Improvements.

     2.5 RESPONSIBILITIES OF TRW REPRESENTATIVES. TRW shall cause each TRW Representative to:

     (a)  Personally attend all meetings of the Council and;

     (b) Outside of meetings of the Council, be available to PhonePrint in person or by phone, as elected by PhonePrint, for the exchange of information and discussion of issues described in subsection 2.4(a),
          (b) and (c) hereof, for up to (i) 16 hours per quarter per person during the first eighteen (18) months of this Agreement; and (ii) eight (8) hours per quarter per person for the final forty-two (42) months of this Agreement; provided, however, that actual meeting time of the Technical Advisory Council shall be credited towards the requirements of this subsection Section 2.5(b). Unused hours in any quarter are credited to future quarters, provided, however, any unused hours at the end of this Agreement are forfeited.

TRW agrees to be responsible for securing the full cooperation of the TRW Representatives in fulfilling their responsibilities hereunder. TRW further agrees that PhonePrint shall have no obligation to compensate TRW or the TRW Representatives for the discharge of the TRW Representatives' responsibilities and obligations pursuant to Sections 2.4 and 2.5 hereof.

     2.6 RESPONSIBILITIES OF PHONEPRINT REPRESENTATIVES. PhonePrint shall cause each PhonePrint Representative to personally attend all meetings of the Technical Advisory Council. PhonePrint agrees to be responsible for securing the full cooperation of the PhonePrint Representatives in fulfilling their responsibilities hereunder. PhonePrint further agrees that TRW shall have no obligation to compensate PhonePrint or the PhonePrint Representatives for the discharge of the PhonePrint Representatives' responsibilities and obligations pursuant to Sections 2.4 and 2.6 hereof.

     2.7 DEFINITIONS. For the purposes of this Agreement, the following terms shall have the following meanings:

     (a) "Existing Technology" shall mean the Trade Secrets, Copyrights, Licensed Products and Licensed Services licensed to PhonePrint pursuant to the License Agreement, as well as the patents and patent applications assigned to PhonePrint pursuant to that certain Patent Application Assignment of even date herewith.

     (b) "TRW Improvements" shall mean the "Business Successor Improvements," as defined in the License Agreement.

     (c) "TRW Inventions" shall mean the "New Inventions," as defined in the License Agreement.

     (d) "PhonePrint Improvements," shall mean the "Licensee Improvements," as defined in the License Agreement.


                                   ARTICLE 3
                                   EXPENSES
                                   --------

Each Party shall bear the expenses incurred by it with respect to this Agreement, including without limitation, travel to and from meetings of the Technical Advisory Council.


                                   ARTICLE 4
                             TERM AND TERMINATION
                             --------------------

     This Agreement shall become effective upon execution by the Parties as of the day and year first stated above (the "Effective Date") and shall terminate five (5) years after the Effective Date, unless sooner terminated in a writing signed by all of the Parties hereto.


                                   ARTICLE 5
                   DISCLOSURE AND PROTECTION OF INFORMATION
                   ----------------------------------------

     5.1  PROPRIETARY INFORMATION.  For the purpose of this Agreement.

          (a) "Proprietary Information" shall mean all drawings, documents, ideas, computer software, know-how and other information supplied by one Party to another (whether disclosed written or verbally by demonstration or otherwise) for the purposes of achieving the objectives of this Agreement. Notwithstanding the foregoing, "Proprietary Information" shall not include any of the foregoing items that are licensed to either Party pursuant to the License Agreement or sold or assigned to PhonePrint pursuant to the Purchase Agreement.

          (b) "Proper Use" shall mean any use of the Proprietary Information solely by the recipient for the objectives of this Agreement.

     5.2 NONDISCLOSURE. All Proprietary Information furnished shall remain the property of the disclosing party and shall be treated by the recipient in strict confidence, shall not be used except for Proper Use, shall be disclosed by the recipient only to persons within the recipient's company (including companies directly or indirectly more than fifty percent (50%) owned or controlled by the recipient) that are directly concerned with the Proper Use, and shall not be disclosed to consultants or by the recipient to any other party without the disclosing party's prior written consent, except for Proprietary Information that was:

          (a)  In the public domain at the time it was disclosed; or

          (b) Known to the recipient without restriction at the time of receipt as evidenced by written records; or

          (c) Published or becomes available to others without restriction through no act or failure to act on the part of the recipient; or

          (d) Known to the recipient from a source other than the disclosing party without breach of this Agreement by the recipient; or

          (e) Subsequently designated by the disclosing party in writing as no longer proprietary; or

          (f)  Independently developed by the recipient; or

          (g) Disclosed after four (4) years from the date of delivery by the disclosing party to the recipient, which four (4) year period shall survive the termination of this Agreement.

If any portion of Proprietary Information falls within any one of these exceptions, the remainder shall continue to be subject to the foregoing prohibitions and restrictions. The recipient of Proprietary Information shall inform its employees of the confidential nature of the Proprietary Information and shall prohibit them from making copies of any of it except where such copies are necessary for the purposes of Proper Use, unless agreed upon by the disclosing party.

     5.3 MARKING. Proprietary Information made available in written form by one Party to another Party shall be marked with the legend:

               "PHONEPRINT PROPRIETARY INFORMATION"
               "TRW PROPRIETARY INFORMATION,"

as the case may be, or an equivalent conspicuous legend. A recipient of Proprietary Information hereunder shall have no obligation with respect to any portion of any written material which is not so labeled or any information received orally unless it is identified as proprietary and a written summary of such oral communication, specifically identifying the items of Proprietary Information, is furnished to the recipient within thirty (30) days of such disclosure.

     5.4 COMPENSATION. Except as provided for by the License Agreement, the Parties agree that: (a) the parties shall not be obligated to compensate each other for the transfer of any Proprietary Information under this Agreement; (b) no warranties of any kind are given with respect to such Proprietary Information or any use thereof; and (c) no license is hereby granted under any patent, trademark or copyrights with respect to any Proprietary Information or other technical data at any time owned by any other Party hereto.

     5.5 SURVIVAL. Other provisions of this Agreement notwithstanding, the obligations of the Parties concerning confidentiality set forth in this Article 5 shall survive termination or completion of this Agreement, subject to the limits set forth in Section 5.2(g).

                                   ARTICLE 6
                                 MISCELLANEOUS
                                 -------------

     6.1 RELATIONSHIP. Nothing in this Agreement shall be deemed to constitute, create, give effect to or otherwise recognize a joint venture, partnership, or formal business entity or any kind, and the rights and obligations of the Parties hereto shall be limited to those expressly set forth herein.

     6.2 GOVERNING LAW; JURISDICTION AND VENUE; SEVERABILITY. This Agreement shall be governed by and construed in accordance with the laws of the State of California, without regard to principles of conflicts of law. If any term, covenant or condition of this Agreement is held to be to any extent invalid, void, or otherwise unenforceable by any court or arbitrator, the remainder of this Agreement shall not be affected thereby and each term, covenant and condition of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

     6.3 ENTIRE AGREEMENT; MODIFICATION AND WAIVER. This Agreement, together with the agreements and documents referred to herein, constitute the entire agreement between the parties hereto with respect to the subject matter hereof and supersede all prior and contemporaneous agreements and understandings. This Agreement may be modified, amended or supplemented only by a written instrument duly executed by all parties hereto. No covenant, term or condition or the breach thereof shall be deemed waived, unless it is waived in writing and signed by the party against whom the waiver is claimed. Any waiver of breach of any covenant, term or condition shall not be deemed to be a waiver of any preceding or succeeding breach of the same or any other covenant, term or condition. The failure of any party to insist upon strict performance of any covenant, term or condition hereunder shall not constitute a waiver of such party's right to demand strict compliance therewith in the future. Time is of the essence for purposes of each and every provision of this agreement.

     6.4 NOTICES. All payments, notices, requests, demands and other communications required or permitted hereunder shall be in writing and shall be delivered personally (which shall include delivery by courier or overnight delivery service) or sent by certified or registered mail postage prepaid, certified or return receipt requested, or sent by telecopier or similar facsimile transmission, to the parties at their respective address set forth below or at such other address as shall be given in writing by a party to the other party. Items delivered personally or by telecopier or facsimile shall be deemed delivered on the date of actual delivery; items sent by certified or regular mail shall be deemed delivered three (3) days after mailing.

          If to ESL:          ESL Incorporated
                              495 Java Dr.
                              Sunnyvale, CA  94088-3510
                              Attn: Dale Lindley

          If to TRW:          TRW Inc.
                              495 Java Dr.
                              Sunnyvale, CA  94088-3510
                              Attn: Kim Sainten or TRW Law Department

          If to PhonePrint    PhonePrint, Inc.
                              207 E. Java Drive
                              Sunnyvale, CA  94088
                              Attn: Kevin Compton

     6.5 ASSIGNMENTS. TRW and ESL will have no right to assign or transfer any of their respective rights or to delegate any of their duties under this Agreement without the prior written consent of Licensee, except for assignment or transfer to TRW or a subsidiary or affiliate of TRW or in connection with the sale or transfer of all of the assets of the Successor Business. Licensee can assign or sublicense any of its rights or licenses under this Agreement at its sole option.

     6.6 PUBLICITY. No Party shall make any announcement or communicate any information to any third party concerning the purpose of this Agreement without the prior written approval of the other Party.

     6.7 PAYMENT OF FEES AND EXPENSES. Each party to this Agreement shall be responsible for, and shall pay, all of its own legal, accounting and other transactional fees and expenses incurred in the negotiation and preparation of this Agreement and the other agreements and documents referred to herein and the transactions contemplated herein and therein.

     6.8 DRAFTING PARTY. The provisions of this Agreement, and the documents and instruments referred to herein, have been examined, negotiated, drafted and revised by counsel for each party hereto and no implication shall be drawn nor made against any party hereto by virtue of the drafting of this Agreement.

     6.9 ATTORNEYS FEES. If any action at law or equity is necessary to enforce or interpret the terms of this Agreement or to protect the rights obtained hereunder, the prevailing party shall be entitled to its reasonable attorneys' fees, costs, and disbursements in addition to any other relief to which it be entitled.

     6.10 COUNTERPARTS. This Agreement may be executed in multiple copies, each of which shall be deemed an original and all of which shall constitute a single agreement binding on all parties.

     IN WITNESS WHEREOF, the Parties' duly authorized representatives hereto have executed this Cooperation Agreement as of the date first written above.

TRW INC.                            PHONEPRINT


_________________________           _________________________
Name                                Name


_________________________           _________________________
Print Name:                         Print Name:
Print Title:                        Print Title:


ESL INCORPORATED


_________________________
Name


_________________________
Print Name:
Print Title:

                                   EXHIBIT L
                                   ---------


                                  Buyer Note
                                  ----------

              THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE
              SECURITIES ACT OF 1933.  THESE SECURITIES HAVE BEEN
                ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO
             DISTRIBUTION OR RESALE, AND THEREFORE THEY MAY NOT BE
             SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR ASSIGNED UNLESS REGISTERED UNDER THE APPLICABLE PROVISIONS OF
               THE SECURITIES ACT OF 1933, OR UNLESS PURSUANT TO RULE 144 UNDER SUCH ACT OR UNLESS THE COMPANY HAS RECEIVED AN OPINION FROM LEGAL COUNSEL THAT SUCH
                  REGISTRATION IS NOT REQUIRED UNDER SUCH ACT


                        NON-NEGOTIABLE PROMISSORY NOTE
                        ------------------------------


$3,000,000                                                     December 14, 1994
                                                           Palo Alto, California


     PhonePrint, Inc., a Delaware corporation ("Obligor"), for value received, hereby promises to pay to the order of ESL Incorporated, a California corporation ("Payee"), in lawful money of the United States at 495 Java Drive, Sunnyvale, California 94088-3510 the principal sum of THREE MILLION DOLLARS ($3,000,000), on December 14, 1997.

     Unpaid principal of this Note shall bear interest, from the date hereof (the "Closing Date") until such principal is due and payable, at a rate per annum equal at all times to 6.66% per annum, compounded annually. In the event that any amount of principal or interest, or any other amount payable hereunder, is not paid in full when due (whether at stated maturity, by acceleration or otherwise), Obligor shall pay interest on such unpaid principal amount, from the date such amount becomes due until the date such amount is paid in full, payable on demand, at a rate per annum equal at all times to 7.66% per annum. All computations of interest shall be made on the basis of a year of 365 or 366 days, as the case may be, for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest is payable. All payments with respect to this Note shall be credited first to the payment of accrued but unpaid interest and then to the repayment of principal. Any payment shall be deemed made upon receipt by Payee.

     Anything herein to the contrary notwithstanding, if during any period for which interest is computed hereunder, the amount of interest computed on the basis provided for in this Note, together with all fees, charges and other payments which are treated as interest under applicable law, as provided for herein or in any other document executed in connection herewith, would exceed the amount of such interest computed on the basis of the Highest Lawful Rate, Obligor shall not be obligated to pay, and Payee shall not be entitled to charge, collect, receive, reserve or take, interest in excess of the Highest Lawful Rate, and during any such period the interest payable hereunder shall be computed on the basis of the Highest Lawful Rate. As used herein, "Highest Lawful Rate" means the maximum non-usurious rate of interest, as in effect from time to time, which may be charged, contracted for, reserved, received or collected by Payee in connection with this Note under applicable law.

     Obligor may, at any time, prepay the outstanding amount hereof in whole or in part, without premium or penalty. In addition, Obligor shall be required to prepay, without premium or penalty, the principal amount of this Note at the following times:

          i. Promptly after the end of each fiscal quarter of Obligor, commencing with calendar quarter ending March 31, 1996, Obligor shall determine the Inventory Sales for such fiscal quarter (and, with respect to the first payment, the fiscal quarter shall be defined as the period from the date of this Note to March 31, 1996) and shall, not later than 30 days after the end of such quarter, prepay to Payee a percentage of the original principal amount of this Note equal to (a) Inventory Sales for such quarter divided by (b) 200; provided,
                                                                       --------
however, that any such prepayment shall not be required if such amount is less
-------
than $50,000. As used herein, "Inventory Sales" means the number of units of inventory sold or leased by Obligor to third parties. Notwithstanding any other provision of this paragraph 1, Obligor shall not be required to pay to Payee principal in excess of the original principal amount of this Note. If at any time following the date of this Note but prior to December 15, 1995, Obligor has received actual cash payments totaling $10,000,000 or more (not including credit advanced by Obligor to third parties) with respect to Obligor's sale or lease to third parties of inventory, then the March 31, 1996 date described above shall automatically be changed to the last day of the calendar quarter during which the total of such cash payments has exceeded $10,000,000.

          ii. If on December 31, 1996, any portion of the principal of this Note shall remain outstanding and such outstanding amount shall be less than $1,000,000, Obligor shall prepay such outstanding principal amount in full.

     Together with any prepayment under paragraphs 1 and 2 above, Obligor shall pay all accrued interest to the date of such prepayment.

     This Note may be not be modified, amended or terminated except by a writing signed by Obligor and Payee.

     The execution, delivery and performance by Obligor of this Note have been duly authorized by all necessary corporate or partnership action of Obligor, no consent or approval of any person or entity is required in connection herewith, and this Note is the legal, valid and binding obligation of Obligor, enforceable against Obligor in accordance with its terms.

     So long as any amount hereof remains unpaid, Obligor shall use commercially reasonable efforts to sell and lease its inventory and Obligor will not merge with or into any entity or sell, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets, unless the entity that survives any merger or acquires such assets assumes in writing the obligations of Obligor hereunder and under the Pledge Agreement (defined below).

     Any of the following events which shall occur shall constitute an "Event of Default":

          1. Obligor shall fail to pay when due any amount hereunder and such failure shall continue for 5 business days.

          2. Any representation or warranty by Obligor under or in connection with this Note shall prove to have been incorrect in any material respect when made or deemed made.

          3. Obligor shall fail to perform or observe any term, covenant or agreement contained in the immediately preceding paragraph above and such failure shall continue for 15 business days.

          4. Obligor shall admit in writing its inability to, or shall fail generally or be generally unable to, pay its debts (including its payrolls) as such debts become due, or shall make a general assignment for the benefit of creditors; or Obligor shall file a voluntary petition in bankruptcy or a petition or answer seeking reorganization, to effect a plan or other arrangement with creditors or any other relief under the Bankruptcy Reform Act of 1978, as amended or recodified from time to time (the "Bankruptcy Code") or under any other state or federal law relating to bankruptcy or reorganization granting relief to debtors, whether now or hereafter in effect, or shall file an answer admitting the jurisdiction of the court and the material allegations of any involuntary petition filed against Obligor pursuant to the Bankruptcy Code or any such other state or federal law; or Obligor shall be adjudicated a bankrupt, or shall make an assignment for the benefit of creditors, or shall apply for or consent to the appointment of any custodian, receiver or trustee for all or any substantial part of Obligor's property, or shall take any action to authorize any of the actions or events set forth above in this paragraph; or an involuntary petition seeking any of the relief specified in this paragraph shall be filed against Obligor and shall not be dismissed within 30 days; or any order for relief shall be entered against Obligor in any involuntary proceeding under the Bankruptcy Code or any such other state or federal law referred to in this paragraph 4.

          5. Obligor shall liquidate, wind up or dissolve (or suffer any liquidation, wind-up or dissolution), except in connection with a transaction expressly permitted by this Note.

     If any Event of Default shall occur and be continuing, Payee may (i), by notice to Obligor, declare the entire unpaid principal amount of this Note, all interest accrued and unpaid hereon and all other amounts payable hereunder to be forthwith due and payable, whereupon all unpaid principal under this Note, all such accrued interest and all such other amounts shall become and be forthwith due and payable, without presentment, demand, pro test or further notice of any kind, all of which are hereby expressly waived by Obligor; and (ii) whether or not the actions referred to in clause (i) have been taken, exercise any or all of Payee's rights and remedies under the Pledge Agreement and proceed to enforce all other rights and remedies available to Payee under applicable law.

     Upon payment in full of all principal and interest payable hereunder, this Note shall be surrendered to Obligor for cancellation.

     This Note shall be binding upon, inure to the benefit of and be enforceable by Obligor, Payee and their respective successors and assigns; provided that without the written consent of Obligor, this Note may not be transferred or assigned by Payee to any party other than TRW, Inc. or any direct or indirect wholly-owned subsidiary of TRW, Inc. (after which assignment or transfer, such transferee or assignee shall be deemed the Payee under this Note and shall have all of the rights and responsibilities of the Payee hereunder).

     No delay on the part of Payee in exercising any right hereunder shall operate as a waiver of such right under this Note.

     This Note is being delivered in and shall be construed in accordance with the laws of the State of California.

     All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including by facsimile) and mailed, sent or delivered to the respective parties hereto at or to the following addresses or facsimile numbers (or at or to such other address or facsimile number as shall be designated by any party in a written notice to the other party hereto):

          If to Payee:        ESL Incorporated
                              495 Java Drive
                              Sunnyvale, CA 94088-3510
                              Attn:  Morris Cohn

          If to Obligor:      Phoneprint, Inc.
                              207 E. Java Drive
                              Sunnyvale, CA 94088
                              Attn:  Kevin Compton

All such notices and communications shall be effective (i) if delivered by hand, upon delivery; (ii) if sent by mail, upon the earlier of the date of receipt or five business days after deposit in the mail, first class, postage prepaid; and
(iii) if sent by facsimile, when sent.

     Obligor agrees to pay on demand all costs and expenses of Payee in connection with the enforcement and collection of this Note, including reasonable attorneys' fees.

     This Note is secured by certain collateral described in that certain Pledge Agreement of even date herewith between Obligor and Payee.

               [Remainder of This Page Intentionally Left Blank]

     IN WITNESS WHEREOF, Obligor has duly executed this Note, as of the date first above written.


                                   PHONEPRINT, INC.



                                   By:__________________________________________

                                   EXHIBIT M
                                   ---------


                              Disclosure Schedule
                              -------------------

                                   EXHIBIT M
                                   ---------

                              DISCLOSURE SCHEDULE

     The information set forth herein is, disclosed pursuant to Article 2 of the Asset Purchase Agreement dated December 14, 1994 (the "Agreement") by and
                                        --
between PhonePrint, Inc. ("PhonePrint"), ESL Incorporated ("Seller") and TRW Inc. ("TRW").

     Paragraph numbers contained herein correspond to section numbers in the Agreement. Terms used in initial capital letters and not defined herein shall have the same meaning asset forth in the Agreement.


                                 PARAGRAPH 2.3
                                 -------------

                          TITLE, CONDITION OF ASSETS

     A.   TITLE
          -----

     1. Cross reference to "Equipment Rentals and Leases" and "Software Licenses," Schedules 1 and 2, respectively. To the extent that these rentals, leases and licenses are transferable, Buyer will have a right and not title thereto. Cross reference to Paragraph 2.9 for a list of documents that require assignment.

     2. Cross reference to Items A.1 (human capital) and A.3 (co-inventorship) of Paragraph 2.7 and Items 1 (Magrill), 2 (other patents) and 4 (Other AirTouch issues) to Paragraph 2.12. These issues may potentially affect title.

     B.   COMPLIANCE WITH LAWS.  See Item A.2 above.
          --------------------

     C.   CONDITION OF INVENTORY
          ----------------------

     1.   No Inspection/Acceptance Tests.  Seller does not perform incoming
          ------------------------------
inspection and acceptance tests on its Raw Materials Inventory. Thus, the condition of Raw Material Inventory is not known until Seller performs PhonePrint product subsystem tests of which the Raw Materials Inventory is a part. If problems arise, Inventory is isolated as "rejected" and submitted to Seller's Material Review Board for consideration. See Item C.2 below.

     2.   Returned/Rejected Items.  Certain items, components, or subassemblies
          -----------------------
of the Raw Materials Inventory have been rejected during the manufacturing and assembly process or constitute field returns. These items may be valued at a range anywhere from full standard cost to scrap value. PhonePrint can return defective material unless we have modified it or if it is obsolete and the warranty period has not expired. As of the Closing, the warranty will not have expired on any of the Raw Materials.

     3.   Product Development.  The PhonePrint product is a developmental
          -------------------
product, and is continually being developed as customers and the Seller work together to define performance specifications, desired robustness and the like.

     4.   No Product Representation.  No representation is made that the
          -------------------------
PhonePrint product that comprises part of the Inventory is salable in the ordinary course of business, reliable, or acceptable to customers pursuant to test plans that have yet to be determined.

     5.   Other Product Issues.  There exist certain software and hardware
          --------------------
issues that are being resolved as product development continues. See Schedule 3, "Product Issues."


                                 PARAGRAPH 2.4
                                 -------------

                                 NO VIOLATION

     A.   CONSENTS TO ASSIGNMENT.  Cross reference Schedules to Paragraph 2.9 of
          -----------------------
this Exhibit M.


                                 PARAGRAPH 2.5
                                 -------------

                           GOVERNMENTAL AUTHORITIES

     A. Buyer will need to acquire its own FCC license. Concurrent with the Closing, Seller will release to Buyer test data required for that process.

     B. Buyer may need to acquire export licenses and the international equivalent(s) of an FCC license if and when it sells internationally. These requirements vary country by country.

     C. Seller requires a number of ordinary course licenses to conduct Business such as fire permits and building permits and other similar permits. None of these permits or licenses or their like will be transferred with the sale of the product.


                                 PARAGRAPH 2.6
                                 -------------

                                  LIABILITIES

     A. Maintenance and support obligation for AirTouch Purchase Order, cross reference to Item A.1(b) on Paragraph 2.9 expires December 31, 1994.

     B. Product support obligations under the AirTouch Agreement, as amended of the date herewith.

                                 PARAGRAPH 2.7
                                 -------------

                 ASSETS, ACCOUNTS RECEIVABLE, PURCHASE ORDERS

     A.   THE ASSETS ARE ALL NECESSARY; SELLER HAS RIGHT, TITLE AND INTEREST
          ------------------------------------------------------------------

     1.   Human Capital.  Certain of the Seller's assets reside in "human
          -------------
capital," i.e., the know-how and experience of the engineers, managers, customer service representatives and others who participated in developing the PhonePrint Business, its product, and Seller's technology. Seller and TRW make no representation that Buyer will acquire all of the employees and contract labor that it may need -- this involves human resources issues over which Seller has no control. See Item 5 below regarding product improvements.

     2.   Brochures.  The following marketing material contains TRW copyright
          ---------
notices:

          .    Two print advertisements ("Click" and "Sparky"),

          .    Product brochure ("TRW PhonePrint: Network Access Control"),

          .    Product videotape ("TRW PhonePrint").

     Seller understands that Buyer intends (and is granted a temporary license under the License Agreement) to use this material only until the "CTIA" trade show in February.

     3.   Co-Inventorship.  The patent applications referenced in the License
          ---------------
Agreement, Exhibit B to the Asset Purchase Agreement, may require amendment to grant co-inventorship credit to one ESL engineer, namely, Ken Talbot. If Ken Talbot is determined to be a co-inventor of the patent applications referenced in the License Agreement, his name may need to be included on the patent applications. Seller will assist Buyer in determining inventorship of the Patent Rights and execute all necessary documents at Seller's full expense not to exceed $500 to reflect the determination.

     4.   Transition List.  Certain items used by the Business are necessary for
          ---------------
the ordinary course of its Business (or substitutes therefor). These include telephones, electricity, storage, forklifts, purchasing, accounting and payroll systems and the like.

     5.   Product Issues.  Cross reference to discussion of product issues in
          --------------
Schedule 3 of this Exhibit M.

     6.   Product Improvements.  No representation is made that the total range
          --------------------
of conceivable product improvements can be made by the PhonePrint team as presently constituted. For example, the PhonePrint team has limited capability to add emitter tracking and location (i.e., direction finding) capabilities.

     7.   Use of Marketing Information.  PhonePrint may continue to use the
          ----------------------------
text, images and design used in its marketing brochures in Item 2 above, videos and other marketing materials provided, however, after the CTIA show, PhonePrint will remove the TRW name and logo from these materials prior to use.

     8.   Purchase Orders.  See Paragraph D below.
          ---------------

     9.   Non-transferable Equipment.  Pooled capital equipment not being
          --------------------------
transferred is listed in Schedule 4 of this Exhibit M.

     B.   NOTES OR ACCOUNTS RECEIVABLE
          ----------------------------

     1.   AirTouch Receivable.  Certain moneys were owed to Seller under the
          -------------------
AirTouch Agreement, however, this receivable will be eliminated as part of the Second Amendment to this agreement being executed concurrently herewith.

     2.   Other Notes or Accounts Receivable.  Except for the AirTouch
          ----------------------------------
receivable (Item 1 above), there are no other notes or accounts receivable.

     C.   WARRANTY
          --------

     PhonePrint has no formal warranty policy. It has, however, proposed limited software and hardware warranties in draft agreements with NYNEX and LA Cellular. Copies of these drafts have been provided to Buyer. Seller has a one-year maintenance and support obligation under the original AirTouch purchase order (Paragraph 2.9, Item A.lb (ten units, one year, shipped December 1993), and Buyer will have a two-year maintenance and support obligation under the second amendment to this agreement.

     D.   PURCHASE ORDERS.  Cross reference to Paragraph 2.9.
          ---------------

     E.   SUPPLY CONTRACTS.  See Schedule 6 to this Exhibit M, "Assumed
          ----------------
Obligations."

     F.   INVENTORY SCHEDULE.  See Schedule 7 to this Exhibit M, "PhonePrint
          ------------------
Inventory."

     G.   CAPITAL EQUIPMENT SCHEDULE.  See Schedule 8 to this Exhibit M,
          --------------------------
"Capital Equipment."


                                 PARAGRAPH 2.8
                                 -------------

                                  LITIGATION

     A. Magrill or AirTouch matters referenced in response to patent and contract issues, respectively, may ripen into claims. See Paragraphs 2.9 and
2.12 of this Exhibit M.

                                 PARAGRAPH 2.9
                                 -------------

                                   CONTRACTS

     A.   LIST OF CONTRACTS
          -----------------

     l.a AirTouch Agreement. Consent to Assignment obtained on even date herewith.

     b. AirTouch Purchase Order (AirTouch, formerly PacTel, as Buyer) dated December 12, 1993 for ten PhonePrint products. Cross reference to Paragraph 2.7, Warranty paragraph C.

     2.a Memorandum of Understanding (for beta testing) between NYNEX Mobile Communications Company ("NYNEX") and TRW Wireless Communications executed on July 21, 1994.

     b. NYNEX test exhibit for beta testing of PhonePrint dated August 26, 1994.

     3.a NYNEX Purchase Order (NYNEX as buyer) for five PhonePrint products dated June 27, 1993; contingent on agreement on performance specifications.

     b.   NYNEX Purchase Order (no-cost consignment only) dated December 14,
1993.

     4. Letter of intent (for negotiations towards purchase order for 160 units) dated January 11, 1994 between ESL Incorporated and NYNEX Mobile Communications.

     5. Letter of intent (for negotiation towards purchase order for 150 units) dated December 21, 1993 between Seller and Cellular One (New York).

     6.   Non-Disclosure Agreements.  See Schedule 5.

     7. Licenses. See Exhibit B ("License Agreement") to the Asset Purchase Agreement and Schedule 2, "Software Licenses," to this Exhibit M.

     8.   Purchase Orders (Seller as buyer).  Cross reference to Schedule 6.

     9.   Equipment Rentals and Leases.  See Schedule 1 of this Exhibit M.

     10. Seller may have a beta test agreement (written or oral) with Cellular One New York. A test plan is in place and units are in the field.

     B.   VALID AND BINDING/NO VIOLATION
          ------------------------------

     1.   AirTouch "breach" issue.  Seller did not meet the delivery dates
          -----------------------
specified in the AirTouch Agreement. However, the parties failed to agree upon performance specifications that were a prerequisite for product delivery. Accordingly, ESL does not believe it is in breach of the AirTouch Agreement. Seller believes these issues are subsumed in the Second Amendment to the AirTouch Agreement being executed concurrently herewith.

     2.   Other Delivery Date Problems.  Seller has failed to meet delivery
          ----------------------------
dates on all of its existing memorandums of understanding and letters of intent. Seller believes none of these delivery dates are binding contractual commitments because no purchase orders were placed.

     3.   Postponement of Purchase Commitments.  Seller is in the process of
          ------------------------------------
postponing delivery commitments of suppliers listed on Schedule 6 to this Exhibit M.


                                PARAGRAPH 2.10
                                --------------

                              COMPLIANCE WITH LAW

     Cross reference to Paragraph 2.9 (regarding potential breaches of contract) and 2.12 (regarding potential patent infringement.)


                                PARAGRAPH 2.11
                                --------------

                       LIENS, PERMITS AND AUTHORIZATIONS

     A.   Non-transferable FCC license.

     B. The Business Unit is not a separate business of Seller. No ordinary course business permits will go with the Business.

     C.   Cross reference to Software Licenses, Schedule 2 to this Exhibit M.

     D. California Public Utilities License. AirTouch obtained this on behalf of Seller. Equivalent licenses may be required in any state where PhonePrint products are tested or sold. State laws may vary.

     E.   Cross reference to responses to Paragraph 2.5.


                                PARAGRAPH 2.12
                                --------------

                          INTANGIBLE PROPERTY RIGHTS

     A.   MAGRILL PATENT.  Documents and facts regarding this potential patent
          --------------
infringement have been disclosed to Buyer's counsel.

     B.   OTHER PATENTS.  Seller and TRW are unaware of the content of the
          -------------
AirTouch patent, any patents pending, and any patents issued since July 11, 1994. There can be no assurance that the conduct of the Business, including the matters covered by Seller's patent applications, does not violate any such patents issued since July 11, 1994 or patents pending.

     C.   TRANSFERABILITY OF LICENSED SOFTWARE.  Whenever a PhonePrint product
          ------------------------------------
is sold, it contains embedded software. Cross reference to Paragraph 2.9 regarding transferability.

     D.   OTHER AIRTOUCH ISSUES.  There exist certain unresolved issues
          ---------------------
concerning whether, for purposes of determining intellectual property ownership versus license rights, certain inventions peripheral to the core RF fingerprinting technology were developed by ESL, AirTouch or jointly by both parties. These issues are specifically identified in the License Agreement, Exhibit B to the Asset Purchase Agreement, at Part B to Paragraph 4. These inventions include: 1) use of dialed digits to identify fraud users, 2) always allowed digits (e.g., 911), 3) use of single event to validate clusters, and 4) spoofer terminator.

     E.   CHECKPRINT.  The name and mark "CheckPrint" is being licensed to Bob
          ----------
Yee. Arguably, the name is similar to that of "PhonePrint." While both involve fraud detection, different customers are involved and no technologies being licensed to PhonePrint under the License Agreement are involved.

     F.   GRANT BACK.  Grant-back to TRW in License Agreement of improvements to
          ----------
Licensed Products and Licensed Services.

     G.   TRADE SECRETS.  Trade Secrets licensed to Buyer pursuant to the
          -------------
License Agreement will not be owned by Buyer unless Buyer elects to file a patent application incorporating the Trade Secrets.

     H.   USE OF RIGHTS.  Full and proper use of the Rights require employment
          -------------
of persons skilled in the art relating to the activities of the Business Unit.

     I.   PATENTABILITY OF INVENTIONS.  No representation of the validity or
          ---------------------------
protectability is made for any invention which may be submitted as a patent application by Buyer.


                                PARAGRAPH 2.13
                                --------------

                                  TAX MATTERS

     A. The balance of 1994 Property taxes due in December has been filed and paid and will be pro-rated as the Seller is responsible only for that share due through November 30, 1994.

                                PARAGRAPH 2.14
                                --------------

                       ENVIRONMENTAL AND SAFETY MATTERS

     A. Seller rents the building that houses the product team, and has made no formal environmental inspection of the premises. Therefore, Seller makes no representation as to the condition of the building with respect to the above matters, except to note that the roof leaks.

     B. Certain of the materials used by Seller, including solder, solder flux and genesolve 2004, constitute hazardous materials. Currently, Seller does not use these materials in such amounts as would necessitate any environmental permits.


                                PARAGRAPH 2.15
                                --------------

                            CUSTOMERS AND SUPPLIERS

     No exceptions.


                                PARAGRAPH 2.16
                                --------------

                         DISCLOSURE; NO MISSTATEMENTS

     A.   PRODUCT DEVELOPMENT.  The PhonePrint product is a developmental
          -------------------
product, and is continually being refined and improved as customers and the Business Unit work together to define performance specifications, desired robustness and the like. No representation is made as to the salability of the PhonePrint products currently in inventory.

     B.   OTHER PRODUCT ISSUES.  There exist certain software and hardware
          --------------------
issues that are being resolved as product development continues. See Schedule 3, "Product Issues."

     C.   OBSOLESCENCE.  Certain material has ceased being manufactured by
          ------------
Seller's suppliers, namely, the Radio Shack scanner and the OKI phone receiver. There can be no assurance that reasonable alternatives will be available or that significant product re-design effort will not be necessary.


                                PARAGRAPH 2.17
                                --------------

                                 BUSINESS UNIT

     No exceptions.

                       SCHEDULES TO DISCLOSURE SCHEDULE
                       --------------------------------


          Schedule 1  Equipment Rentals and Leases

          Schedule 2  Software Licenses

          Schedule 3  Product Issues

          Schedule 4  Pooled Capital Equipment

          Schedule 5  Non-Disclosure Agreements

          Schedule 6  Assumed Obligations

          Schedule 7  PhonePrint Inventory

          Schedule 8  Capital Equipment

SCHEDULE 1.  EQUIPMENTAL RENTALS AND LEASES
-------------------------------------------

 ----------------------------------------------------------------------------------------------------------
 PHONEPRINT INC.
 ----------------------------------------------------------------------------------------------------------
 EQUIPMENT RENTALS AND LEASES
 ----------------------------------------------------------------------------------------------------------
 AS OF NOVEMBER 30,1994
 ----------------------------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------------------------
                                                                                        OPEN PURCH.
 ----------------------------------------------------------------------------------------------------------
 P.O. #       VENDOR                        DESCRIPTION                                     TOTAL
 ----------------------------------------------------------------------------------------------------------
 401067     Mobilecomm       16-pagers (and services)                                     $ 1,200.00
 ----------------------------------------------------------------------------------------------------------
 401504     AT&T Capital     1-HP8560E, & 1-HP8642B Spectrum Analyzer                     $ 2,078.00
 ----------------------------------------------------------------------------------------------------------
 401541     AT&T Capital     1-Sparc 20 Model 50, 1-20" monitor, extra menory             $ 1,515.00
 ----------------------------------------------------------------------------------------------------------
 401558     AT&T Capital     2-Sparc 20 Model 50, 2-20" monitor, extra memory             $ 2,332.00
 ----------------------------------------------------------------------------------------------------------
 401647     AT&T Capital     2-com/DX100P/528                                             $   596.00
 ----------------------------------------------------------------------------------------------------------
 401709     AT&T Capital     2-486/66 12mb/120, 2-14" monitors                            $   466.00
 ----------------------------------------------------------------------------------------------------------
 401726     AT&T Capital     4-486/66 12mb/120, 2-14" monitors                            $   892.00
 ----------------------------------------------------------------------------------------------------------
 401734     AT&T Capital     2-Sparc 20 Model 50, 2-20" monitor, extra memory             $ 2,332.00
 ----------------------------------------------------------------------------------------------------------
 401237     Rent A           Power Mac 7100 & Monitor, Quarda 650                         $   985.00
            Computer
 ----------------------------------------------------------------------------------------------------------
 401261     Rent A           1 - Mac 8100 32meg., 1-486/66                                $ 1,405.00
            Computer
 ----------------------------------------------------------------------------------------------------------
                             3-VGA Monitors, 1-16" monitor
 ----------------------------------------------------------------------------------------------------------
                             1 adaptec SCSI controller card
 ----------------------------------------------------------------------------------------------------------
 401576     Rent A           Quadra 650,14" monitor                                       $   340.00
            Computer
 ----------------------------------------------------------------------------------------------------------
 401253     Cal. Furniture   13 Work Tables, 8-chairs, 4-drafting chairs                  $   808.00
 ----------------------------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------------------------
                                                                                Total     $14,949.00
                                                                                        =============
 ----------------------------------------------------------------------------------------------------------
 NOTE:  ABOVE ITEMS ARE ON MONTH-TO-MONTH LEASE.
 ----------------------------------------------------------------------------------------------------------

SCHEDULE 2. SOFTWARE LICENSES
-----------------------------

PHONEPRINT PRODUCT DEVELOPMENT SOFTWARE LICENSES:

1)  Pharlap DOS Extender SW
2)  IXI Premier Motif 1.2 - for the Sun Sparcstations (GUI)
3)  Borland no-Nonsense
4)  Digital License Pak Fortran for Open VMS, VAX C ***
5)  Data Desk 4.2 analysis
6)  10 Watcom SW
7)  X-Designer 3.0 (GUI) ***
8)  SunPro Proof (GUI) ***
9)  Burr Brown Spectrum DSP intelligent instrumentation
10) Adaptec SW SCSI for POS ***
11) Versaterm PRO (Analysis SW) ***
12) MatLab - DOS - MAC-SUN (Analysis SW) ***
13) TMS 32OC3x Emulator SW (Analysis)
14) Texas Instruments Microprocessor Development Systems ***
15) Sybase *
16) MS Visual Basic (for Windows)
17) MS Visual C++ (for Windows)

STANDARD SYSTEM/APPLICATION SOFTWARE:

1)  FileMaker Pro, MacDraw Pro, Claris Draw, MacProject Pro (Claris)
2)  Mac Schedule (Mainstay)
3)  MS Office
4)  DOS Mounter Plus (Mac, IBM)
5)  Mac System Software 7.1, 7.5, System 7 Pro
6)  DOS 6.2
7)  Norton Anywhere, Symantec
8)  Windows 3.1
9)  Norton Utilities
10) TimbukTu (data network monitoring)

* The Sybase software license was given to us free from TRW Inc. and the issue of transferring is being assessed. PhonePrint needs the latest version of this software.

** The ESL site licenses for Word, Excel, PowerPoint, System 7 Pro, and Mac System Software 7.1 and 7.5 will not be transferred to PhonePrint, Inc. PhonePrint will have to purchase this software if it is deemed necessary.

*** Software license may require consent for assignment.

SCHEDULE 3. PHONEPRINT PRODUCT ISSUES
-------------------------------------

SYSTEM:
 .   COMMUNICATIONS NETWORK.  The connection from SCC to RFU is unreliable making routine upload and download of data problematic for customer satisfaction.
 .   DSP REBOOT.  Some of the DSP processors in PhonePrint systems in the field have problems that cause the processor to reboot. The system can not detect any calls during this reboot process. The DSP reboots can occur every couple of hours where the system will be down for around 10 seconds.
 .   INTEL MODEM.  Some of the PhonePrint systems in the field occasionally have communications problems due to the interaction of the Intel modems and PC-Anywhere software package causing the communications system to hang up. The system must be rebooted to recover from this problem.
 .   SIGNAL DETECTION.  This is a system performance limitation.  The Motorola model ("Model M") units detect about 90% of the signals due to the lower system sensitivity from the antenna combiner we use. The Ericsson model ("Model E") detects >98% of the signals because of the three receivers and DSP boards.
 .   "BRAZIL STREET ALIEN." One of PhonePrint's systems in the field has a problem with bit errors. This is caused by a piece of the cell site equipment having signals couple into the PhonePrint system. These phone companies do not experience these problems in their equipment. This problem can cause problems in 40% of PhonePrint's call intercepts for 2 - 6 days at a time. The problem can be gone for 2 - 20 days at a time.

HARDWARE:

 .   ARIEL DSP BOARD.  Some of the Ariel DSP boards have a problem with memory access. This is a manufacturing defect of a Cypress chip on some of the boards. This problem has been corrected for all future boards.
 .   WATKINS JOHNSON RECEIVER.  There are a number of system deficiencies caused by poor receiver specifications. To meet cost and schedule goals, the vendor was allowed to ignore certain specifications. The specific issues are:
    .  no Noise Figure specification
    .  no specification on spurs or Spur Free Dynamic Range
    .  no soft limiter on signal amplitude
    .  no Group Delay specification
    .  no specifications on receiver to receiver consistency
    . inadequate bandwidth specification; PhonePrint engineers are working on a software fix.
 .   OBSOLETE COMPONENTS.  The specific Radio Shack receiver and OKI cell phone models used in PhonePrint's "spoofer" terminator have been discontinued by these suppliers.

SOFTWARE:
PhonePrint engineers are currently working on the 0.8.5.x and 0.8.6.x software releases that will address all of these problems.

 .   NEC PHONES.  PhonePrint's current system, 0.8.4.4, does not always perform properly with high level signals from NEC phones.
 .   AT&T PHONES.  PhonePrint's current system does not always perform properly with some AT&T phones.

 .   WILD SHOTS.  Some phones and some signal environments cause some of the parameters to have erroneous values. This problem has been labeled "wild shots". While the current software release (0.8.4.4) is orders of magnitude better than the previous release (0.8.2.4), it still has wild shots from time to time.
 .   CLUSTERING PROBLEMS.  PhonePrint's algorithm for combining signal intercepts from the same phone from the same and different cells is not as robust as it should be. We experience situations where this lack of robustness can desensitize our ability to see fraud against some MINs.

SCHEDULE 4. POOLED CAPITAL EQUIPMENT
------------------------------------

-----------------------------------------------------------
PHONEPRINT INC.
-----------------------------------------------------------
NON-TRANSFERABLE EQUIPMENT
-----------------------------------------------------------
AS OF NOVEMBER 30, 1994
-----------------------------------------------------------
-----------------------------------------------------------
-----------------------------------------------------------
-----------------------------------------------------------
MAKE          MODEL   DESCRIPTION           ASSET#
-----------------------------------------------------------
-----------------------------------------------------------
-----------------------------------------------------------
HP            8568B   ANAL, SPECT           C0014760
-----------------------------------------------------------
HP            8901A   Mod Analyzer 2134AOl  C0015075
-----------------------------------------------------------
HP            8903A   ANAL, AUDIO           C0015096
-----------------------------------------------------------
HP            8642A   GEN, SYNTHESIZER      C0016036
-----------------------------------------------------------
HP            4195A   ANAL, NETWORK, SPECT  C0016310
-----------------------------------------------------------
HP            8753C   ANAL, NETWORK         C0017153
-----------------------------------------------------------
HP            5371A   ANAL, FREQ            C0018150
-----------------------------------------------------------
HP            346B    SOURCE, NOISE         C00l9046
-----------------------------------------------------------
TEXASINSTR    32OC30  EMULATOR, BOARD       C0019440
-----------------------------------------------------------
HP            16500A  ANAL, LOGIC           C0020397
-----------------------------------------------------------
HP            85046A  TEST SET,S-PARAMTR    C0020732
-----------------------------------------------------------
HP            85032B  KIT, CALIB, N         C0020733
-----------------------------------------------------------
                      PROTOCOL ANALYZER     C0018314
-----------------------------------------------------------
                      SPECTRUM ANALYZER     C0019081
-----------------------------------------------------------

NOTE: THE POOLED CAPITAL EQUIPMENT THAT IS NOT PART OF THE TRANSFERRED ASSETS WILL BE REMOVED FROM J7, THE PHONEPRINT FACILITY LOCATED AT 207 JAVA DRIVE IN SUNNYVALE, CA, ON DECEMBER 31, 1994 OR SOONER IF PHONEPRINT, INC. REPLACES THIS EQUIPMENT IN THE INTERIM.

SCHEDULE 5. NON-DISCLOSURE AGREEMENTS
-------------------------------------

                                                                                                          AGRMN'T   EXPIRATION
  COMPANY                                                                                                   DATE       DATE
  ----------------------------------------------------------------------------------------------------------------------------
                                                                                                          AGRMN'T   EXPIRATION
                                                 COMPANY                                                    DATE       DATE
  ----------------------------------------------------------------------------------------------------------------------------
  ASPEN TECHNOLOGIES                                                                                       9/15/94     9/15/95
  Exploring potential investment opportunities with respect to the TRW PhonePrint network access control system.
  ASSOCIATED RT, INCORPORATED                                                                              4/28/94     4/28/95
  TRWs wireless technology and business plans and Associated's radio location patent and business plans in order to evaluate the viability of a potential business relationship.
  BELL ATLANTIC MOBILE SYSTEMS, INC.                                                                       5/12/94     5/12/96
  Contemplate discussions and analyses conserning TRW PhonePrint technology.
  BERNARD HODES ADVERTISING - BEVERLY PRINCIPAL                                                            9/30/93

  BROBECK, PHLEGER & HARRISON                                                                             11/17/94    11/17/95
  Law firm representing investors of PhonePrint
  CBIS                                                                                                     9/15/94     9/15/95
  Exploring potential investment opportunities with respect to the TRW PhonePrint network access control system.
  CELLTEST                                                                                                 6/19/94      6/9/95
  Terminator Design
  COMSAT MOBILE COMMUNICATIONS*                                                                            5/24/94     5/24/96
  COMSAT has developed or is developing or owns certain operational, technical and telecommunications services business information relating to its business of providing mobile
  ESL has certain technical, operational market research and business information relating to its business of Mobile Communications Network Access Control.
  CORAL SYSTEM                                                                                            10/23/94    10/23/95
  Exploring potential investment opportunities with respect to the TRW PhonePrint network access control system.
  CORAL SYSTEM INCORPORATED                                                                               10/20/93    10/20/94
  Information relating to telecommunications systems and services.
  CUBIC COMMUNICATIONS INCORPORATED                                                                        6/21/93      1/1/94
  Specifications for low cost receiver front end; Quantity and program schedules and market potential Any system configuration of these receivers.
  DIABLO RESEARCH                                                                                           6/9/94      6/9/95
  Terminator Design
  E. CRAIG SANDERS                                                                                         9/19/94     9/19/95
  Employment
  E2 INCORPORATED                                                                                          7/22/93     7/22/94
  Jay Evered
  EDS                                                                                                       3/2/93      5/1/93
  Discussing methods to detect and control fraudulent use of cellular communications through the use of RF signatures.

SCHEDULE 5. NON-DISCLOSURE AGREEMENTS
-------------------------------------

                                                                                                          AGRMN'T   EXPIRATION
  COMPANY                                                                                                   DATE       DATE
  ----------------------------------------------------------------------------------------------------------------------------
  EDS                                                                                                      5/19/94     5/19/95
  Exploring potential investment opportunities with respect to the TRW PhonePrint network access control system.
  ERICSSON RADIO SYSTEMS INC.                                                                              8/17/94     8/17/95
  Regarding information relating to ESL's wireless technology and business plans and Ericsson products in order to evaluate the viability of a potential business relationship in wireless office products.
  FAILURE ANALYSIS ASSOCIATE                                                                              10/19/94    10/19/95
  (PhonePrint) evaluating its MTBF and field performance.
  FALCON COMMUNICATIONS                                                                                   12/21/93    12/21/94
  Evaluation of system
  GLOBALLINK                                                                                                5/3/93      7/8/93
  Application: Direction Finding techniques for detecting mobile cellular emitters and wireless technologies used with PBX telephone systems.
  GLOBALLINK                                                                                               4/12/93     8/12/93
  Application "fingerprinting" techniques for detecting and controlling fraudulent use of cellular telephony.
  GOLDBERG, STEPHEN                                                                                        4/27/94     4/27/95
  Employment purposes
  GRAHAM MORLAND                                                                                           8/16/94     8/16/95
  Employment (was hired)
  GTE MOBILNET                                                                                              2/1/94      2/1/95
  Joint review of technical aspects of TRW
  PhonePrint
  GTE TSI                                                                                                  4/26/94  Indefinite
  Discussions re: CloneDetector System, TransAction Manager System, TRW PhonePrint
  Network Access Control System.
  HALL SOFTWARE TECHNOLOGIES                                                                               4/27/94     4/27/95
  Work on PhonePrint
  HANISON, GREG                                                                                           12/29/93    12/29/94
  Company business operations assessment
  HARTSTIELD COMPANY                                                                                       5/30/94     5/30/95
  Evaluation of company operations, specifically Customer Service and Sales
  HILL & KNOWLTON                                                                                          9/20/93
  Clone Terminator and related products.
  IFR SYSTEMS INCORPORATED                                                                                 6/21/93      1/1/94
  Specifications for low cost receiver front end; Quantity and program schedules and market potential. Any system configuration of these receivers.
  INFO PLUS INTERNATIONAL                                                                                   5/2/94      5/1/95
  ESL's wireless technology and business plans for the purpose of determining the suitability of engaging Info Plus as a consultant
  J. EDWARDS                                                                                               7/23/93    10/23/93
  ARUBA business plan and details of ESL's telecommunications business venture(s).

SCHEDULE 5. NON-DISCLOSURE AGREEMENTS
-------------------------------------

                                                                                                          AGRMN'T   EXPIRATION
  COMPANY                                                                                                   DATE       DATE
  ----------------------------------------------------------------------------------------------------------------------------
  JAMES HEALY                                                                                              9/20/94     9/20/95
  Employment
  JAMIE DAVISON DESIGN, INC.                                                                               11/7/94     11/7/95
  Information for the purpose of developing a corporate identity.
  K.M.T.C.                                                                                                  6/1/94      6/1/95
  Technical information regarding TRW PhonePrint
  LOS ANGELES CELLULAR                                                                                      4/8/93      7/8/93
  Data on RF "fingerprint" techniques for detecting and controlling fraudulent use of cellular telephony and signal enhancement for cellular telephony.
  LOS ANGELES CELLULAR TELEPHONE COMPANY                                                                  10/10/94    10/10/95
  (PhonePrint) TRWs wireless technoloy and business plans, and L.A. Cellular's business strategies, plans, policies and procedures regarding cellular or wireless fraud management in order to evaluate the viability of a potential business relationship
  MCCAW                                                                                                    11/2/93      8/2/94
  Joint review of the technical aspects of ARUBA project (TRW PhonePrint)
  MCCAW CELLULAR COMMUNICATIONS                                                                            7/13/94     7/13/95
  Determining the viability of a potential business relationship.
  MOTOROLA                                                                                                 7/22/94     7/22/95

  MOTOROLA, INC.                                                                                            5/9/94      5/9/97
  TRW PhonePrint network access control sustem as it relates to the problem of clone phones.
  N. MARSHALL & ASSOCIATES INCORPORATED                                                                     1/4/93     11/4/94

  NARROWBAND                                                                                                6/9/94      6/9/95
  Terminator Design/possible design work for TRW
  NARROWBAND TELECOM. RESEARCH INC.                                                                         9/8/93    12/31/93
  ARUBA product specific details.
  NEEDHAM & COMPANY                                                                                        5/12/94     5/12/95
  Exploring potential investment opportunities with respect to the TRW PhonePrint network access control system.
  NYNEX MOBILE COMMUNICATION COMPANY                                                                      12/16/93      7/1/94
  Exchange proprietary information relating to TRW "PhonePrint".
  MOBILE COMMUNICATION COMPANY                                                                             7/20/94      7/1/95
  Mutually conduct tests on the TRW PhonePrint network access control system.
  OMNI CELLULAR                                                                                                         1/1/94
  ESL: Information regarding business opportunity (ARUBA) in the cellular phone industry.
  Omni: Technical informtion relating to cellular phone technologies/software.
  PACTEL                                                                                                   4/22/93      10 yrs
  Evaluate and understand potential involvement in a project of mutual interest.
  PACTEL                                                                                                   3/26/93  Indefinite
  Evaluate and understand potential involvement in a project of mutual interest

SCHEDULE 5. NON-DISCLOSURE AGREEMENTS
-------------------------------------

                                                                                                          AGRMN'T   EXPIRATION
  COMPANY                                                                                                   DATE       DATE
  ----------------------------------------------------------------------------------------------------------------------------
  PHILIPINO TELEPHONE CORPORATION                                                                          9/26/94     9/26/95
  For the purpose of determining the viability of a potential business relationship.
  RIACS (RESEARCH INSTITUTE FOR ADVANCED COMPUTER SCIENCE)                                                 3/27/94     3/27/95
  Product evaluation
  SF TELECOM                                                                                                6/9/94      6/9/95
  Terminator Design
  SNET CELLULAR INC.                                                                                       3/17/94     3/17/95

  SPRINT CELLULAR                                                                                         11/11/93    11/11/94
  Product evaluation
  STEINBRECHER CORPORATION                                                                                 6/22/93      1/1/94
  Specifications for low cost receiver front end; Quantity and program schedules and market potential. Any system configuration of these receivers.
  SUN MICROSYSTEMS                                                                                         10/7/93    12/31/94
  ARUBA Product
  SUBSCRIBER COMPUTING, INC.                                                                               7/11/94     7/11/95
  For the purpose of determining the viability of a potential business relationship.
  SYSTEMS LINK                                                                                             12/2/94     12/2/95
  Product evaluation and interface
  TANDEM COMPUTERS INCORPORATED                                                                           10/18/94    10/18/95
  For the purpose of determing the viability of a potential business relationship.
  TELME KRON                                                                                               8/24/93     8/24/94
  Cellular Fraud Detection.
  WATKINS-JOHNSON COMPANY                                                                                  6/21/93      1/1/94
  Specifications for low cost receiver front end; Quantity and program schedules and market potential. Any system configuration of these receivers.
  WIDEBAND COMPUTER, INC.                                                                                  3/17/94     3/17/95
  RF FingerPrint algorithms
  US WEST*                                                                                                 6/21/94     6/21/97
  Mutual evaluation of cellular PBX and wireless communications capabilities and marketing plan
  VENTURE FIRST                                                                                           11/18/94    11/18/95
  Exploring potential investment opportunities with respect to the TRW PhonePrint network access control system.


Note:  These non-disclosure agreements require consent to assignment.

SCHEDULE 6.  ASSUMED OBLIGATIONS
--------------------------------

-------------------------------------------------------------------------------------
PHONEPRINT INC.
-------------------------------------------------------------------------------------
OUTSTANDING COMMITMENTS
-------------------------------------------------------------------------------------
AS OF NOVEMBER 30, 1994
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                                             PART        TOTAL  PURCHASE  PURCHASE
-------------------------------------------------------------------------------------
P.O. #              VENDOR                  NUMBER        QTY    PRICE    EXTENSION
-------------------------------------------------------------------------------------
    401254  Amco Engineering            120-1095-001        41    475.60     19,500
-------------------------------------------------------------------------------------
    400012  Ariel Corp                  125-0098-001       750    969.92    727,440
-------------------------------------------------------------------------------------
    401623  Arow Components             615-0504-001      7000      0.01         84
-------------------------------------------------------------------------------------
    401623  Arow Components             630-0501-001      2000      0.13        260
-------------------------------------------------------------------------------------
    400686  Custom Computer Service     125-0215-001       120    260.00     31,200
-------------------------------------------------------------------------------------
    401231  E Squared                   125-0250-001        70    700.00     49,000
-------------------------------------------------------------------------------------
    401724  Isis Surface Mounting       590-0234-001        59        36      2,124
-------------------------------------------------------------------------------------
    401639  Kent Electronics            460-0271-001       375      3.97      1,489
-------------------------------------------------------------------------------------
    401389  Lambda Electronics          180-0114-001       100     23.50      2,350
-------------------------------------------------------------------------------------
    401226  Maxpeed Corp                125-1279-001        50    347.00     17,350
-------------------------------------------------------------------------------------
    400053  Rugged Computer Systems     190-0151-001       631  3,518.00  2,219,858
-------------------------------------------------------------------------------------
    401719  Rugged Computer Systems, In 190-0151-001        10       505      5,050
-------------------------------------------------------------------------------------
    401262  Vanderbend                  510-1041-001       100     30.93      3,093
-------------------------------------------------------------------------------------
    401272  Vanderbend                  510-1004-001       200      7.22      1,444
-------------------------------------------------------------------------------------
    401275  Vanderbend                  510-1024-001       250      8.19      2,048
-------------------------------------------------------------------------------------
    401277  Vanderbend                  510-1027-001       100      2.25        225
-------------------------------------------------------------------------------------
    401278  Vanderbend                  510-1031-001       200     10.51      2,102
-------------------------------------------------------------------------------------
    401279  Vanderbend                  510-1032-001       200     10.12      2,024
-------------------------------------------------------------------------------------
    401279  Vanderbend                  510-1032-001       200      1.40        280
-------------------------------------------------------------------------------------
    401282  Vanderbend                  510-1037-001       100     11.57      1,157
-------------------------------------------------------------------------------------
    401283  Vanderbend                  510-1038-001       200     16.95      3,390
-------------------------------------------------------------------------------------
    401284  Vanderbend                  510-1040-001       200     32.47      6,494
-------------------------------------------------------------------------------------
    401285  Vanderbend                  510-1042-001       300      7.63      2,289
-------------------------------------------------------------------------------------
    401287  Vanderbend                  510-1054-001       100      9.46        946
-------------------------------------------------------------------------------------
    401288  Vanderbend                  510-1055-001        40    109.11      4,364
-------------------------------------------------------------------------------------
    401296  Vanderbend                  520-1020-001       150      3.23        485
-------------------------------------------------------------------------------------
    400067  Voctron Labs                461-0109-001       180    335.00     60,300
-------------------------------------------------------------------------------------
    401306  Ward Bagby                  676-0100-001       385      5.15      1,983
-------------------------------------------------------------------------------------
    401307  Ward Bagby                  676-0101-001       385      4.00      1,540
-------------------------------------------------------------------------------------
    401308  Ward Bagby                  680-0563-001       380     14.00      5,320
-------------------------------------------------------------------------------------
    401309  Ward Bagby                  680-0565-001       120     42.40      5,088
-------------------------------------------------------------------------------------
    401310  Ward Bagby                  676-0102-001       300     16.35      4,905
-------------------------------------------------------------------------------------
    401311  Ward Bagby                  680-0564-001       200      1.45        290
-------------------------------------------------------------------------------------
    401584  DC Electronics              150-1452-001       100     19.14      1,914
-------------------------------------------------------------------------------------
    401559  DC Electronics              150-1450-001       140     26.89      3,765
-------------------------------------------------------------------------------------
    401589  DC Electronics              150-0426-001       325     15.11      4,911
-------------------------------------------------------------------------------------
    401512  DC Electronics              150-0409-008       200      6.49      1,298
-------------------------------------------------------------------------------------
    401735  DC Electronics              150-1456-001        25      3.50         88
-------------------------------------------------------------------------------------
    401699  Arow Components             630-0522-001      1500     0.213        320
-------------------------------------------------------------------------------------
    401699  Arow Components             607-0506-001      1000      0.15        150
-------------------------------------------------------------------------------------
    400799  DC Electronics                                   1  2,000.00      2,000
-------------------------------------------------------------------------------------
    401631  Applied Specialties                              1     211.2        211
-------------------------------------------------------------------------------------
    401312  Ward Bagby                                      90     23.25      2,093
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
            Watkins Johnson                                                 262,350
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------

SCHEDULE 6.  ASSUMED OBLIGATIONS
--------------------------------

----------------------------------------------------------------------------------------------------------------------
PHONEPRINT INC.
----------------------------------------------------------------------------------------------------------------------
OUTSTANDING COMMITMENTS
----------------------------------------------------------------------------------------------------------------------
AS OF NOVEMBER 30, 1994
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                     PART     TOTAL    PURCHASE   PURCHASE
----------------------------------------------------------------------------------------------------------------------
     P.O. #                     VENDOR              NUMBER     QTY      PRICE    EXTENSION
----------------------------------------------------------------------------------------------------------------------
       401076      Ask Group                                      4    2,756.00     11,024
----------------------------------------------------------------------------------------------------------------------
       401077      Ask Group                                     48      310.00     14,880
----------------------------------------------------------------------------------------------------------------------
       401077      Ask Group                                      1    1,450.00      1,450
----------------------------------------------------------------------------------------------------------------------
       401075      Hewlett Packard                                1    2,193.00      2,193
----------------------------------------------------------------------------------------------------------------------
       401075      Hewlett Packard                                1      355.30        355
----------------------------------------------------------------------------------------------------------------------
       401075      Hewlett Packard                                1      224.40        224
----------------------------------------------------------------------------------------------------------------------
       401075      Hewlett Packard                                1      635.80        636
----------------------------------------------------------------------------------------------------------------------
       401075      Hewlett Packard                                1      469.20        469
----------------------------------------------------------------------------------------------------------------------
       401067      Mobilecomm*                                    1    1,200.00      1,200
----------------------------------------------------------------------------------------------------------------------
       401696      Sealed Air Corp.                               1        2650      2,650
----------------------------------------------------------------------------------------------------------------------
       401696      Sealed Air Corp.                               1         950        950
----------------------------------------------------------------------------------------------------------------------
       401736      Sun Microsystems                               5        2640     13,200
----------------------------------------------------------------------------------------------------------------------
       401722      Vanstar                                        2      120.88        242
----------------------------------------------------------------------------------------------------------------------
       401729      Vanstar                                        1        2362      2,362
----------------------------------------------------------------------------------------------------------------------
       401729      Vanstar                                        1         369        369
----------------------------------------------------------------------------------------------------------------------
       401729      Vanstar                                        1         120        120
----------------------------------------------------------------------------------------------------------------------
       401804      Vanstar                                        1           5          5
----------------------------------------------------------------------------------------------------------------------
       401801      Ward Bagby                                   285        2.95        841
----------------------------------------------------------------------------------------------------------------------
       401801      Ward Bagby                                     1      186.12        186
----------------------------------------------------------------------------------------------------------------------
       401504      AT&T Capital*                                  1    2,078.00      2,078
----------------------------------------------------------------------------------------------------------------------
       401558      AT&T Capital*                                  1    2,332.00      2,332
----------------------------------------------------------------------------------------------------------------------
       401541      AT&T Capital*                                  1    1,515.00      1,515
----------------------------------------------------------------------------------------------------------------------
       401647      AT&T Capital*                                  1      596.00        596
----------------------------------------------------------------------------------------------------------------------
       401709      AT&T Capital*                                  1      466.00        466
----------------------------------------------------------------------------------------------------------------------
       401726      AT&T Capital*                                  1      892.00        892
----------------------------------------------------------------------------------------------------------------------
       401734      AT&T Capital*                                  1    2,332.00      2,332
----------------------------------------------------------------------------------------------------------------------
       401253      California Furniture*                          1      312.00        312
----------------------------------------------------------------------------------------------------------------------
       401253      California Furniture*                          1      336.00        336
----------------------------------------------------------------------------------------------------------------------
       401253      California Furniture*                          1      160.00        160
----------------------------------------------------------------------------------------------------------------------
       401805      Frame Technology Corp                          2      550.00      1,100
----------------------------------------------------------------------------------------------------------------------
       401805      Frame Technology Corp                          1       49.00         49
----------------------------------------------------------------------------------------------------------------------
       401805      Frame Technology Corp                          1      260.00        260
----------------------------------------------------------------------------------------------------------------------
       401733      JMW Consultants Inc.                           1       14650     14,650
----------------------------------------------------------------------------------------------------------------------
       401733      JMW Consultants Inc.                           1     6208.65      6,209
----------------------------------------------------------------------------------------------------------------------
       401237      Rent A Computer*                               1      985.00        985
----------------------------------------------------------------------------------------------------------------------
       401261      Rent A Computer*                               1    1,405.00      1,405
----------------------------------------------------------------------------------------------------------------------
       401576      Rent A Computer*                               1      340.00        340
----------------------------------------------------------------------------------------------------------------------
       401667      Vanstar                                        2     3520.28      7,041
----------------------------------------------------------------------------------------------------------------------
       401700      Tel-Lan Communications                        12          12        144
----------------------------------------------------------------------------------------------------------------------
Consultant         Mal Gurian-December Retainer & Expenses                          30,500
----------------------------------------------------------------------------------------------------------------------
Consultant         Gary Odegard-December Retainer & Expenses                         5,500
----------------------------------------------------------------------------------------------------------------------
Consultant         Jack Hsu-December Retainer & Expenses                             9,000
----------------------------------------------------------------------------------------------------------------------
Consultant         Robert Lux-Billed at straight hourly rate as used
----------------------------------------------------------------------------------------------------------------------
Consultant         Hill & Knowlton                                                  28,824
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                          TOTAL COMMITMENTS                                      3,634,950
                                                                              ============
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
* Indicates month-to-month rental
----------------------------------------------------------------------------------------------------------------------

SCHEDULE 7. PHONEPRINT INVENTORY
-----------------------------------

  INVENTORY AS OF 11/30/94


     ----------------------------------------------------------------------------
     PHONEPRINT Inventory            MODEL M       MODEL A   MODEL E       TOTAL
     ----------------------------------------------------------------------------
     1) Consigned Units                   56            15        20          91
     ----------------------------------------------------------------------------
     2) Finished Goods                    61            31        84         176
     ----------------------------------------------------------------------------
     3) Work In Progress                 N/A           N/A       N/A         N/A
     ----------------------------------------------------------------------------
     4) Material Unit Equivalents          0             0        61          61
     ----------------------------------------------------------------------------
     5) Engineering Test Units             6             0         1           7
     ----------------------------------------------------------------------------
     6) Raw Materials                    N/A           N/A       N/A  $  979,124
     ----------------------------------------------------------------------------

1)  Units shipped to customers on consignment at 11/30/94.

2) Finished Goods Inventory as of 11/30/94. Does not include the cost of installation kits noted below in (b) below.

3) Work In Process (WIP) value is included in Material Unit Equivalents calculation.

4) Material Unit Equivalents is calculated by adding material stock and WIP on hand plus additional future purchases of $153,000 (see note (a) below). The model E unit has the highest material content of the three Phone Print models. Using this material in different product mixes would result in different equivalent unit combinations.

5)  Units that are in the field and in-house for purposes of Engineering test.

6) Remaining stock balance of $979,124 at 1995 standards. Included in this number is material at vendors valued at $167,009 (see note (c) below) and spares valued at $260,699 described in note (c) and (d).

NOTES:

(a) ESL's current estimate is approximately $153,000 to make up material shortages required to build the 61 equivalent units shown above as item 4, excluding labor and testing.
(b) Installation kit material nominally valued at $34,000 Is required to complete 176 units of Finished Goods.

(c) The $167,009 of material under evaluation at vendors could potentially be written-off based on final evaluation and recommended disposition

(d) Inventory has been re-valued based on latest material cost experience and time standards.

SCHEDULE 8. CAPITAL EQUIPMENT
-----------------------------

PhonePrint Inc.
Fixed Assets
As of November 30, 1994

  MAKE                       MODEL             DESCRIPTION                        ASSET#
  HP                         7550A             CMPTR,PLOTTER,GRPH                 C0012235
  APPLE                      MACPLUS           COMPUTER,PERSONAL                  C0014120
  APPLE                      MACPLUS           COMPUTER,PERSONAL                  C0014342
  APPLE                      MACPLUS           COMPUTER,PERSONAL                  C0014542
  APPLE                      MACPLUS           COMPUTER,PERSONAL                  C0016103
  AST                        PREMIUM 286       COMPUTER,PERSONAL                  C0017172
  APPLE                      MAC II            COMPUTER,PERSONAL                  C0017215
  APPLE                      MAC II            COMPUTER,PERSONAL                  C0019273
  APPLE                      M0402             CMPTR,MONITOR,MONO                 C0019285
  APPLE                      M0402             CMPTR,MONITOR,MONO                 C0019290
  APPLE                      MAC II            COMPUTER,PERSONAL                  C0019291
  APPLE                      MAC II            COMPUTER,PERSONAL                  C0019589
  RADIUS                     218               CMPTR,MONITOR                      C0019590
  APPLE                      MACII             Mac IIC1 w/Ext Kybd                C0019941
  RADIUS                     TPD/19            CMPTR,MONITOR                      C0020185
  APPLE                      MAC II            COMPUTER,PERSONAL                  C0020195
  RADIUS                     TPD/19            CMPTR,MONITOR                      C0021173
  APPLE                      CENTRIS           COMPUTER,PERSONAL                  C0021600
  DELL                       COMPUTERS466/ M   COMPUTER,PERSONAL                  C0021988
  DELL                       COMPUTERS466/ M   COMPUTER,PERSONAL                  C0021989
  APPLE                      CENTRIS           COMPUTER,PERSONAL                  C0021990
  APPLE                      CENTRIS           COMPUTER,PERSONAL                  C0021991
  RADIUS                     350               CMPTR,MONITOR,COLOR                C0021992
  RADIUS                     350               CMTR,MONITOR,COLOR                 C0021993
  T1                         2559821           CMPTR,PRINTER,LASER                C0021994
  APPLE                      QUADRA            CENTRIS 650                        C0022026
  APPLE                      CENTRIS           COMPUTER,PERSONAL                  C0022035
  APPLE                      CENTRIS           COMPUTER,PERSONAL                  C0022037
  APPLE                      CENTRIS           COMPUTER,PERSONAL                  C0022137
  APPLE                      CENTRIS           COMPUTER,PERSONAL                  C0022138
  APPLE                      CENTRIS (610)     COMPUTER,PERSONAL                  C0022139
  APPLE                      CENTRIS (610)     COMPUTER,PERSONAL                  C0022140
  APPLE                      CENTRIS (610)     COMPUTER,PERSONAL                  C0022141
  APPLE                      CENTRIS (610)     COMPUTER,PERSONAL                  C0022142
  APPLE                      CENTRIS (610)     COMPUTER,PERSONAL                  C0022143
  APPLE                      CENTRIS           COMPUTER,PERSONAL                  C0022144
  RADIUS                     348               CMPTR,MONITOR,COLOR                C0022145
  RADIUS                     348               21" Color Monitor                  C0022146
  APPLE                      PRO 630           CMPTR,PRINTER,LASER                C0022147
  NCA                        4542NT            CMPTR,DRIVE,DISK                   C0022151
  NCA                        MXT1240S          CMPTR,DRIVE,DISK                   C0022196
  APPLE                      QUADRA (610)      COMPUTER,PERSONAL                  C0022479
  APPLE                      QUADRA (610)      COMPUTER,PERSONAL                  C0022480
  APPLE                      QUADRA (610)      COMPUTER,PERSONAL                  C0022481
  APPLE                      QUADRA (610)      COMPUTER,PERSONAL                  C0022482
  APPLE                      QUADRA (610)      COMPUTER,PERSONAL/21" Clr Monitor  C0022483
  APPLE                      QUADRA (610)      COMPUTER,PERSONAL/21" CLr Monitor  C0022484
  RADIUS                     381               CMPTR,MONITOR,COLOR                C0022485

SCHEDULE 8. CAPITAL EQUIPMENT
-----------------------------

PhonePrint Inc.
Fixed Assets
As of November 30, 1994

  MAKE                       MODEL                 DESCRIPTION              ASSET #
  RADIUS                     381                   CMPTR,MONITOR,COLOR      C0022486
  DELL                       COMPUTERS466/M-66     COMPUTER,PERSONAL        C0022528
  DELL                       COMPUTERS466/M-66     COMPUTER,PERSONAL        C0022529
  CHAPLET SYS                NBD486T               COMPUTER,PERSONAL,LPTP   C0022619
  SUN                        S10GXN-40             WORKSTATION              C0023073
  SUN                        S10GXN-40             WORKSTATION              C0023074
  SUN                        4/15EC-32             WORKSTATION              C0023075
  SUN                        4/15EC-32             WORKSTATION              C0023076
  SUN                        4/10EC-8              WORKSTATION              C0023077
  SUN                        X547A-ST              CMPTR,DRIVE,DISK         C0023078
  SUN                        X547A-ST              CMPTR,DRIVE,DISK         C0023079
  APPLE                      POWERBOOK             COMPUTER,PERSONAL,LPTP   C0023101
  APPLE                      POWERBOOK             COMPUTER,PERSONAL,LPTP   C0023102
  APPLE                      POWERBOOK             COMPUTER,PERSONAL,LPTP   C0023103
  APPLE                      QUADRA                COMPUTER,PERSONAL        C0023104
  APPLE                      POWERBOOK(QUADRA 61   COMPUTER,PERSONAL        C0023105
  APPLE                      POWERBOOK(QUADRA 61   COMPUTER,PERSONAL        C0023106
  APPLE                      POWERBOOK(QUADRA 61   COMPUTER,PERSONAL        C0023107
  APPLE                      POWERBOOK(QUADRA 61   COMPUTER,PERSONAL        C0023108
  APPLE                      POWERBOOK(QUADRA 61   COMPUTER,PERSONAL        C0023109
  APPLE                      POWERBOOK(QUADRA 61   COMPUTER,PERSONAL        C0023110
  APPLE                      QUADRA (610)          COMPUTER,PERSONAL        C0023111
  MICRONET                   SS-Dl6OOO             COMPUTER,DRIVE,TAPE,DAT  C0023115
                                                   486 COMPUTER             C0023197
  HP                         7550A                 CMPTR,PLOTTER,GRPH       C0023308
  DELL                       COMPUTERS486DX2-66    COMPUTER,PERSONAL        C0023309
  DELL                       COMPUTERS486DX2-66    COMPUTER,PERSONAL        C0023310
  DELL                       COMPUTERS486DX2-66    COMPUTER,PERSONAL        C0023311
  IFR SYSTEMS                COM-120A              CMPTR,MONITOR            C0023404
  IBM                        425SX/SI              COMPUTER,PERSONAL        C0023529
  IBM                        425SX/SI              COMPUTER,PERSONAL        C0023530
  APPLE                      QUADRA                COMPUTER,PERSONAL        C0023531
  APPLE                      QUADRA                COMPUTER,PERSONAL        C0023532
  APPLE                      QUADRA                COMPUTER,PERSONAL        C0023533
  APPLE                      QUADRA                COMPUTER,PERSONAL        C0023534
  APPLE                      QUADRA                COMPUTER,PERSONAL        C0023535
  APPLE                      QUADRA                COMPUTER,PERSONAL        C0023536
  APPLE                      POWER MAC             COMPUTER,PERSONAL        C0023537
  APPLE                      POWER MAC             COMPUTER,PERSONAL        C0023538
  APPLE                      POWERBOOK             COMPUTER,PERSONAL,LPTP   C0023605
  APPLE                      POWERBOOK             COMPUTER,PERSONAL,LPTP   C0023606
  APPLE                      POWERMAC              COMPUTER,PERSONAL        C0023621
  APPLE                      POWERBOOK             COMPUTER,PERSONAL,LPTP   C0023634
  APPLE                      POWERBOOK             COMPUTER,PERSONAL,LPTP   C0023635
  APPLE                      QUADRA                COMPUTER,PERSONAL        C0023647
  APPLE                      QUADRA                COMPUTER,PERSONAL        C0023648
  APPLE                      QUADRA                COMPUTER,PERSONAL        C0023649
  APPLE                      QUADRA610             COMPUTER,PERSON          C0023782
                                                   PERSONAL COMPUTER        C0023783

SCHEDULE 8. CAPITAL EQUIPMENT
-----------------------------

PhonePrint Inc.
Fixed Assets
As of November 30, 1994

  MAKE                       MODEL                   DESCRIPTION                          ASSET#
  APPLE                      PB DUO 280/280C         Power Book Duo 280c w/17" Disp       C0023903
                                                     Power Book Duo 280c w/17" Disp       C0023904
  APPLE                      M3077 (POWERMAC)        CMPTR,PERSONAL                       C0023906
                                                     17 COLOR MONITOR                     C0023907
  APPLE                      M2017                   CMPTR,PERSONAL                       C0023908
  APPLE                      M2612                   CMPTR,MONITOR,COLOR 20"              C0023909
                                                     Powerbook 180                        C0023924
                                                     Powerbook 180                        C0023925
  APPLE                      6100 (POWERMAC)         CMPTER,PERSONAL                      C0023926
  APPLE                      6100 (POWERMAC)         CMPTER,PERSONAL                      C0023927
  APPLE                      M2464 (POWER PC)        MONITOR,CMPTR                        C0023935
  APPLE                      C-0890                  MONITOR,COLOR (20")                  C0023936
  APPLE                      M2464 (POWER PC 7100)   MONITOR,CMPTR                        C0023937
  APPLE                      C-0890                  MONITOR,COLOR                        C0023938
  APPLE                      8100                    CMPTR,PERSONAL                       C0023939
                                                     SPARC STAT                           C0023964
                                                     5 GB TAPE                            C0023965
  SUN                        4/10FC2-                WORKSTATION                          C0023969
  SUN                        4/15FC2-                WORKSTATION,CLASSIC                  C0023970
  RADIUS                     C0507                   MONITOR,COLOR 17"                    C0023971
  APPLE                      QUADRA 605              CMPTR,PERSONAL                       C0023972
  APPLE                      QUADRA 605              COMPUTER,PERSONAL                    C0023973
  SPORTSTER                  N/A                     CMPTR,PERSONAL                       C0023974
  APPLE                      M2332                   POWERBOOK                            C0023991
  APPLE                      M2332                   POWERBOOK                            C0023992
  INTEL                      486 DXL                 486 COMPUTER                         C0023995
  APPLE                      7100                    PERSONALCOMPUTER                     C0023996
  APPLE                      7100                    PERSONALCOMPUTER                     C0023997
  COMPAQ                                             PROLINEA FOR PAYROLL                 C0024046
  APPLE                                              POWERBOOK 520 FOR FINANCE            C0024047
  APPLE                                              POWERBOOK 520 FOR FINANCE            C0024048
  APPLE                      7100                    PERSONALCOMPUTER                     C0024049
  APPLE                      7100                    PERSONALCOMPUTER                     C0024050
                                                     Pentium 90 MHZ for Stoddard          C0024111
                                                     Pentium 90 MHZ for Stoddard          C0024112
  TEKTRONIX                  7Al8N                   SCOPE,PN,DUAL                        C0004026
  TEKTRONIX                  7Al8N                   SCOPE,PN,DUAL,CH                     C0004028
  TEKTRONIX                  7704                    SCOPE,GP,MF                          C0004208
  HP                         6267B                   PWR SUPP, DC                         C0004227
  TEKTRONIX                  475DM43                 SCOPE,PORTABLE                       C0004280
  POWER DESIGN               TP325                   POWER SUPPLY, TRIPLE                 C0004357
  TEKTRONIX                  7A26                    SCOPE,PN,DUAL CH                     C0004400
  TEKTRONIX                  7B80                    SCOPE,PN,TIME BASE                   C0004649
  TEKTRONIX                  7B53A                   SCOPE,PN,DUAL                        C0004879
  HP                         6002A                   PWR SUPP, DC                         C0005290
  TEKTRONIX                  7B53A                   SCOP,PN,TIME BASE                    C0005319
  KROHN-HITE                 3202R                   FILTER,TUNABLE                       C0005370
  HP                         3964A                   RCRDR,INSTRUMENT                     C0005438
  TEKTRONIX                  7A26                    SCOPE,PN,DUAL CH                     C0005452

SCHEDULE 8. CAPITAL EQUIPMENT
-----------------------------

PhonePrint Inc.
Fixed Assets
As of November 30, 1994

  MAKE                       MODEL       DESCRIPTION                    ASSET #
  TEKTRONIX                  7B85        SCOPE,PN,TIME BASE             C0005598
                                         SD TIMECODE READER 8132        C0005825
  HP                         436A        METER,POWER,MW                 C0006519
  HP                         8656A       GEN,SIGNAL                     C0007157
  HP                         197B        CAMERA,SCOPE                   C0007573
  HP                         8970A       METER,NOISE                    C0007647
  TEKTRONIX                  485         SCOPE,PORTABLE                 C0007725
  HP                         5335A       COUNTER,ELEC                   C0007925
  ESL                        PROJ 5110   MODULE, AMPL, BIAS             C0011605
  TEKTRONIX                  2445        SCOPE,PORTABLE                 C0011887
  TEKTRONIX                  2465CTS     O'SCOPE SNBO52750              C0012315
                                         HP 16OG LOGIC ANALYZER         C0012426
  HP                         6024A       POWER SUPPLY                   C0012969
  IBM                        6180-002    CMPTR,PLOTTER,CLR              C0013809
  HP                         3335A       GEN,SYNTHESIZER                C0014059
  HP                         5385A       COUNTER,ELEC                   C0017628
  HP                         HP 6632A    PWR,SUPP,DC                    C0019030
  FLUKE MFG                  6080A       GEN,SIGNAL                     C0019122
  HP                         6632A       PWR,SUPP,DC                    C0019126
  HP                         6632A       PWR,SUPP,DC                    C0019128
  HP                         5087A       AMPL,DISTR                     C0021441
  IFR SYSTEMS                COM120A     MONITOR, COMMUNICATION         C0021580
  IFR SYSTEMS                120A        RECEIVER,COMM                  C0021984
  NCA                        PERIPHERAL  CMPTR,DRIVE,DISK               C0021985
                             MXT1240S
  NCA                        PERIPHERAL  CMPTR,DRIVE,DISK               C0021986
                             MXT1240S
  II INC                     ZPB34A-006  CCA,DSP                        C0022048
  BURR-BROWN                 ZPBI007001  CONVERTER, A/D                 C0022049
  NCA                        4542NT      CMPTR,DRIVE,DISK               C0022150
  DIGITAL EQ                 4000/90     SYSTEM,VAC                     C0022191
  MAXTOR                     KOOCHOHE    1.2 GBYTE DISK DRIVES          C0022197
  MAXTOR                     KOOCHOHE    1.2 GBYTE DISK DRIVES          C0022198
  STANFORD RES               SR620       COUNTER,UNIVERSAL              C0023118
  STANFORD RES               FS700       FREQ STD,LORAN                 C0023119
                                         LOW PHASE NOISE OSCIL          C0023196
  PANASONIC                  KX-B520     PRINTBOARD,ELECTRONIC          C0023375
  COMBINET                   CB-400      BRIDGE,ETHERNET                C0023433
  NOISE COM                  UFX7109     GEN,NOISE,PROGRAMMABLE         C0023434
                                         4MM TAPE DRIVE                 C0023551
  HP                         8560E       ANAL, SPECTRUM                 C0023814
                                         AUTOCAD SYSTEM                 C0023823
                                         17 MONITOR                     C0023824
                                         LASER PRINTER                  C0023825
                                         2 GB HD, SCSI-II, Cable        C0023963
                                         4.2 GB MUL                     C0023966
                                         4.2 GB MUL                     C0023967
                                         4.2 GB MUL                     C0023968
  CSC                        1924EXT     DRIVE,DISK,SCSI                C0023975
  CSC                        1924EXT     DRIVE,DISK,SCSI                C0023976
  RADIUS                     C0507       DRIVE,DISK,SCSI                C0023977

SCHEDULE 8.  CAPITAL EQUIPMENT
------------------------------

PhonePrint Inc.
Fixed Assets
As of November 30, 1994

  MAKE             MODEL              DESCRIPTION                   ASSET#
                                      2 GB SCSI                     C0023978
                                      2 GB SCSI                     C0023979
                                      2 GB SCSI                     C0023980
                                      2 GB SCSI                     C0023981
                                      2 GB SCSI                     C0023982
                                      2 GB SCSI                     C0023983
  CSC              1924EXT            DRIVE,DISK,SCSI               C0023985
                                      2 GB SCSI                     C0023986
                                      19-2 GB HD & 13 TERMINATORS   C0023987
                                      2 GB SCSI                     C0023988
                                      Xyplex Server                 C0023999
                                      Sun Workstation               C0024096
  Self-Const Equip                    PHONEMAID, SIG GENERATORS(2)  Self-Const
  POWER            36100RF            PWR SUPPLY, DC                C0001464
  DESIGN
  TEKTRONIX        2335               SCOPE,PORTABLE                C0007583
  TEKTRONIX        496P               ANAL,SPECT                    C0007792
  HP               6653A              POWER SUPPLY                  C0022979
  HP               6653A              POWER SUPPLY                  C0022980
  HP               6653A              POWER SUPPLY                  C0022981
  HP               6673A              POWER SUPPLY                  C0022982
  HP               6543A              POWER SUPPLY                  C0022983
  HP               6543A              POWER SUPPLY                  C0022984
  HP               6543A              POWER SUPPLY                  C0022985
  HP               6543A              POWER SUPPLY                  C0022986
  TEKTRONIX        TAS475             SCOPE,PORTABLE                C0023312
  TEKTRONIX        2232               SCOPE,PORTABLE                C0023314
  HP               8568B              ANAL,SPECT                    C0023405
  HP               8482B              SENSOR,POWER                  C0023406
  HP               8657B              GEN,SIGNAL                    C0023407
  HP               437B               METER,POWER,MW                C0023408
  HP               5385A              COUNTER,ELEC                  C0023473
                                      POWER SUPPLY                  C0023574
  HP               5385A              COUNTER,ELEC                  C0023704
                                      DRIVE CONTROL                 C0023784
                                      DSP32C Board                  C0023874
  CSC              1924EXT            DRIVE,DISK,SCSI               C0023984
                                      Marconi Signal Generator      C0024035
                                      Rugged Computers              C0024109
                                      Rugged Computers              C0024110
  IBM              SEL III            TYPEWRITER                    C0006472
  APPLE            PRO 630            Laserwriter Pro 630           C0022148
  HP               FAX 950            FAX-EXPENSED                  C0023902
  HP               451MX              LASERJET PRINTER              C0024045
  HP               8591E              ANAL,SPECT,PORTABLE           C0023831
  SUN              X822A              STORAGE PACK,5GB              C0023954
  SUN              X569A              DRIVE,DISK 4.2GB              C0023955
  SUN              X569A              DRIVE,DISK 4.2GB              C0023956
  SUN              X569A              DRIVE,DISK 4.2GB              C0023957
                                      Xyplex Server                 C0023998

SCHEDULE 8. CAPITAL EQUIPMENT
-----------------------------

PhonePrint Inc.
Fixed Assets
As of November 30, 1994

  MAKE              MODEL              DESCRIPTION                       ASSET #
                                       Xyplex Server                     C0024127
                                       Xyplex Server                     C0024128
  LEE ENG           XB024-10           PLATFORM LIFTER                   C0023120
  LEE ENG           XB024-10           PLATFORM LIFTER                   C0023121
  LEE ENG           XB024-10           PLATFORM TRUCK/LIFT               C0023160
  LEE ENG           XB024-10           PLATFORM TRUCK/LIFT               C0023161
  LEE ENG           XB024-10           PLATFORM TRUCK/LIFT               C0023162
  LEE ENG           XB024-10           PLATFORM TRUCK/LIFT               C0023163
  LEE ENG           XB024-10           PLATFORM TRUCK/LIFT               C0023164
                                       WORK BENCHES                      C0023539
                                       WIRE SHELF CARTS                  C0023540
                                       Floor Scale                       C0024036
                                       Instapak Model 750 Packaging      C0024129
                                       Stockroom Security Enclosure      C0022850
  HP                                   HP3100                            C0023841